Exhibit 10.5
SECOND AMENDMENT TO SUBLEASE
     THIS SECOND AMENDMENT TO SUBLEASE (this “Amendment”) is entered into effective as of January 1, 2007 by and between Liberate Technologies, a Delaware corporation (“Sublandlord”), and DemandTec, Inc., a California corporation (“Subtenant”), with reference to the following facts:
     A. Sublandlord leases from Circle Star Center Associates, L.P. (“Master Landlord”) the building known as One Circle Star Way, San Carlos, California (the “Building”) pursuant to that certain Lease Agreement dated April 27, 1999, as amended by an undated letter agreement entitled “Confirmation of Addition of Second Building” (the “Master Lease”).
     B. Sublandlord and Subtenant entered into that certain Sublease dated December 7, 2001, as amended by that certain First Amendment to Sublease dated July 1, 2003 (collectively, the “Sublease”) for approximately 36,179 square feet of space (the “Subleased Premises”) consisting of all of the second floor and a portion of the first floor of the Building as more fully set forth in the Sublease. As used herein, “Sublease” means the Sublease as amended by this Amendment. All capitalized terms not defined in this Amendment are defined in the Sublease.
     C. The parties desire to amend the Sublease to, among other things, expand the Subleased Premises, extend the Term and modify the rent on the terms and conditions hereinafter set forth.
     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto do hereby agree as follows:
          1. Subleased Premises. The size of the Subleased Premises shall be increased to include an additional 4,267 square feet located on the first floor of the Building as depicted on Exhibit A attached hereto (the “First Floor Expansion Area”). Sublandlord also grants Subtenant a revocable license, at no cost to Subtenant, to use the food service area located on the first floor of the Building and identified on Exhibit A attached hereto (the “Food Service Area”) during the Term. Subtenant may use the Food Service Area for meetings and social gatherings; Subtenant may not use the Food Service for general office use. Sublandlord shall have the right, in the event Sublandlord desires to use the Food Service Area or sublease it to another entity, to terminate Subtenant’s license to use the Food Service Area at any time during the Term by giving Subtenant written notice.
          2. As Is, Where Is. Sublandlord shall deliver the First Floor Expansion Area and Food Service Area with all debris removed. Subject to this Paragraph 2, and notwithstanding anything to the contrary set forth in the Sublease, Sublandlord shall deliver the First Floor Expansion Area and Food Service Area to Subtenant “as is, where is” without any representation or warranty regarding the condition of the First Floor Expansion Area and Food Service Area. Subtenant acknowledges that the taking of possession of the First Floor Expansion Area and Food Service Area by Subtenant shall be conclusive evidence that the First Floor Expansion Area and Food Service Area are in good and satisfactory condition at the time such possession is so taken.
          3. Term. The term of this Sublease shall expire on February 28, 2010 (the “Expiration Date”) unless sooner terminated pursuant to any provision hereof.

          4. Rent. Section 3(a) is hereby deleted in its entirety and replaced with the following: “(a) Rent. Commencing on January 1, 2007, Subtenant shall pay Sublandlord rent as follows:

Months	Rent/Square Foot/Month	Monthly Rent

1-8	$1.50	$60,669.00
9-14	$1.55	$62,691.30
15-26	$1.60	$64,713.60
27-38	$1.65	$66,735.90
The rent payable hereunder is on a full service basis, and Subtenant shall not be responsible for the payment of any operating expenses.
          5. Personal Property. Provided Subtenant has not committed a default during the Term, which default has not been timely cured by Subtenant after its receipt of written notice thereof from Sublandlord, title to all of the furniture, cabling system, telephone system, printers, and all other items of personal property owned by Sublandlord and located within the Subleased Premises (the “Personal Property”) shall transfer to Subtenant one month prior to expiration of the Term. Subtenant shall be responsible for removing the Personal Property from the Subleased Premises and repair any damage to the Subleased Premises caused by such removal on or before the expiration of the Term. Sublandlord shall promptly execute and deliver to Subtenant the Bill of Sale attached hereto as Exhibit B following the parties’ receipt of the consent described in Section 8 below.
          6. Signage. Sublandlord shall attempt to secure for Subtenant from Master Landlord the right (the “Signage Rights”), at any time during the Term, to place external signs on the Building, with such Signage Rights to be substantially similar to the signage rights described in Paragraph 41 of the Master Lease. Notwithstanding the foregoing, the requirements of the penultimate sentence of Paragraph 41 (which would require Sublandlord to work with Subtenant to secure the governmental approvals necessary for exterior signage) shall not be applicable to Sublandlord in the Signage Rights; furthermore, Subtenant shall have no right to install any sign in or on the building known as Two Circle Star Way. Subtenant shall be solely responsible for any costs associated with securing, installing and removing any such signage. Under no circumstances shall Sublandlord be required to pay Master Landlord or any third party for the signage rights set forth in this Section.
          7. Brokers. The parties acknowledge that Studley, Inc. was the only broker involved in the negotiation of this Amendment and agree that Sublandlord shall be responsible for the payment of all brokerage commissions to Studley, Inc. Subtenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Amendment, and Subtenant agrees to indemnify and hold Sublandlord harmless from any cost, expense or liability (including reasonable attorneys’ fees) for any compensation, commissions or charges claimed by any other real estate broker or agent employed or claiming to represent or to have been employed by subtenant in connection with the negotiation of this Amendment. The foregoing agreement shall survive the expiration or termination of this Sublease.

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          8. Master Landlord Consent. This Amendment is conditioned upon the receipt of Master Landlord’s fully executed written consent to this Sublease, which consent shall include the Signage Rights described in Paragraph 6 above (the “Consent”). If Sublandlord does not obtain the Consent by January 22, 2007, then Subtenant may terminate this Amendment, upon which this Amendment shall be deemed null and void and all sums paid by Subtenant to Sublandlord hereunder immediately shall be returned to Subtenant.
          9. Right of First Refusal. Sublandlord hereby grants to Subtenant a new ongoing right of first refusal (the “First-Refusal Right”), in replacement of the right of first refusal set forth in Paragraph 11 of the Sublease, to lease all or any portion of the currently unoccupied Master Lease Premises in the Building, and to lease all or any portion of the currently occupied Master Lease Premises in the Building at such time during the Term that such space becomes vacated (together, the “First-Refusal Space”), in each case subject to the consent of the Master Landlord. Upon receipt of a third-party offer to lease all or any portion of the First-Refusal Space, which offer Sublandlord desires to accept, Sublandlord shall provide Subtenant with written notice (the “First-Refusal Notice”) of such offer and all terms thereof, including rent, tenant improvement allowances or other concessions, lease term and landlord’s pre-delivery work obligations, if any. Sublandlord shall ensure that the First-Refusal Notice specifically describes the First-Refusal Space that will be available for lease (the “Specific First-Refusal Space”). If Subtenant wishes to exercise its First-Refusal Right with respect to the Specific First-Refusal Space, Subtenant, within five (5) business days after the delivery of the First-Refusal Notice to Subtenant, shall deliver written notice to Sublandlord of Subtenant’s intention to exercise its First-Refusal Right with respect to all the Specific First-Refusal Space. If Subtenant does not exercise its First-Refusal Right within the five-business-day period, the First-Refusal Right shall terminate for the Specific First-Refusal Space, and Sublandlord thereafter shall be free to lease the Specific First-Refusal Space to anyone on the terms set forth in the First-Refusal Notice. If Subtenant exercises its First-Refusal Right, Sublandlord and Subtenant shall promptly enter into a written sublease agreement on the same general terms and conditions as this Sublease except that Rent and all other economic terms for the Specific First-Refusal Space shall be as set forth in the First-Refusal Notice. The term of this Sublease as it pertains to the Specific First-Refusal Space shall be coterminous with the term of this Sublease as it pertains to the balance of the Subleased Premises.
          10. Defined Terms. All capitalized terms used in this Agreement shall have the meanings given to them in the Sublease, as amended hereby, unless otherwise defined herein.
          11. Ratification. Except as modified by this Amendment, the Sublease shall remain unchanged and shall continue in full force and effect and all terms, covenants, conditions and agreements thereof are hereby in all respects ratified, confirmed and approved. In the event of any conflict between the terms of this Amendment and the terms of the Sublease, the terms of this Amendment shall control. Sublandlord represents and warrants that, except as specifically set forth herein, the Master Lease in the form attached as Exhibit A to the original Sublease between the parties dated December 7, 2001 is unmodified and remains in full force and effect.
          12. Modifications. No modification, waiver or amendment of the Sublease or any of its conditions or provisions shall be binding on either party unless the same shall be in writing and be consented to by Sublandlord, which consent may be granted or withheld in Landlord’s sole discretion.

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          13. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute but one and the same instrument. The delivery of counterpart signatures by facsimile transmission shall have the same force and effect as delivery of a signed hard copy.
          IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

“SUBTENANT”		“SUBLANDLORD”

DemandTec, Inc.		Liberate Technologies

By:	/s/ Mark Culhane Name: Mark Culhane Its: EVP and CFO	By:	/s/ Greg Wood Name: Greg Wood Its: EVP and CFO

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EXHIBIT A
Diagram of First Floor Expansion Area and Food Service Area
[intentionally omitted]

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EXHIBIT B
Bill of Sale of Personal Property (Sold As-Is)
     LIBERATE TECHNOLOGIES, INC. (“Seller”), in consideration of the payment of the sum of Ten Dollars ($10.00), the receipt of which is hereby acknowledged, does hereby sell and transfer to DEMANDTEC, INC. ( “Buyer”), title to the following property (collectively, the “Property”):
     All of the furniture, cabling system, telephone system, printers, and all other items of personal property owned by Seller and located within the Subleased Premises (but specifically excluding the Food Service Area), as defined in that certain Sublease dated as of December 7, 2001 by and between Seller and Buyer, as amended by that certain First Amendment to Sublease dated July 1, 2003 and Second Amendment to Sublease effective as of January 1, 2006 (together, the “Sublease”).
     Seller warrants that he/she is the lawful owner in every respect of all of the Property and that it is free and clear of all liens, security agreements, encumbrances, claims, demands, and charges of every kind whatsoever.
     THE PROPERTY IS SOLD “AS-IS” WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO THE CONDITION OF THE PROPERTY . BY ACCEPTING THIS BILL OF SALE, BUYER REPRESENTS THAT BUYER HAS PERSONALLY INSPECTED THE PROPERTY AND ACCEPTS THE PROPERTY “AS-IS”.
     This Bill of Sale shall be effective as to the transfer of the Property as of February 1, 2010 provided Buyer has not committed a default under the Sublease during the term thereof, which default has not been timely cured by Buyer after its receipt by Seller of written notice thereof from Seller.
     IN WITNESS WHEREOF, this Bill of Sale is executed on January ___, 2007.

/s/ Greg Wood
Seller’s Signature

Greg Wood
Seller’s Typed or Printed Name

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FIRST AMENDMENT TO SUBLEASE
     This First Amendment to Sublease (this “Amendment”) is made effective as of July 1, 2003, by and between Liberate Technologies, a Delaware corporation (“Liberate”), as sublessor, and DemandTec, Inc., a California corporation (“DemandTec”), as sublessee.
RECITALS:
     A. Liberate and DemandTec have entered into that certain Sublease (the “Existing Sublease”) dated as of December 7, 2001. Unless expressly defined herein, all capitalized terms used in this Amendment shall have the same meaning ascribed to them in the Existing Sublease. The Existing Sublease and this Amendment shall be collectively referred to herein as the “Sublease.” Liberate and DemandTec desire to amend the terms of the Existing Sublease to modify the rent, extend the term and expand the premises. The Existing Sublease currently applies to 25,179 square feet (the “Existing Premises”), constituting all of the second floor of the Building. Liberate and DemandTec desire to expand the Existing Premises to include a portion of the first floor of the Building, which is comprised of approximately 11,000 square feet (the “Additional Premises”), as shown on Exhibit A attached hereto and incorporated herein by this reference. Effective July 1, 2003, the Existing Premises and the Additional Premises shall constitute the “Subleased Premises” subject to the terms of this Sublease. The Additional Premises include the right to use the offices, cubicles and furniture currently located in the Additional Premises. Landlord shall also provide certain additional furniture and telephone equipment for use in the Additional Premises, as more particularly set forth below.
     B. In the event of any conflict between the terms and conditions of this Amendment and those of the Existing Sublease, the terms and conditions of this Amendment shall control.
AGREEMENT:
     NOW, THEREFORE, Liberate and DemandTec hereby agree as follows:
     1. Term. The term of this Sublease shall be extended to February 28, 2008, subject to earlier termination in accordance with the terms hereof.
     2. Premises. Effective July 1, 2003, the Additional Premises shall be added to the Subleased Premises for all purposes of this Sublease.
     3. Monthly Rent. The rent payable by DemandTec under the Existing Sublease shall continue in effect through June 30, 2003. Effective July 1, 2003, the

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Rent payable by DemandTec under this Sublease shall be the monthly amount set forth below:

Applicable Portion of Term	Monthly Rent
July 1, 2003 through June 30, 2004	$50,538
July 1, 2004 through February 28, 2008	$72,358
Such monthly payments shall be paid in advance on the first day of each calendar month, in lawful money of the United States, without prior demand or offset of any kind, except as expressly authorized herein, and shall be delivered to Liberate’s address set forth in Paragraph 10 of the Existing Sublease. The rent due hereunder is on a full service basis, and DemandTec shall not be responsible for the payment of any additional operating expenses.
     4. Security Deposit. Upon the full execution of this Amendment, DemandTec shall pay to Liberate Fifty Thousand Dollars ($50,000) as an additional Security Deposit under this Sublease. Such additional deposit shall be added to the existing Security Deposit of Two Hundred Fifty Thousand Dollars ($250,000), for a total Security Deposit under this Sublease of Three Hundred Thousand Dollars ($300,000). On the condition that no default by DemandTec has occurred, Liberate shall return One Hundred Thousand Dollars ($100,000) of the Security Deposit to DemandTec on July 1, 2004. The Security Deposit shall thereafter remain at Two Hundred Thousand Dollars ($200,000) for the balance of the term of this Sublease.
     5. Additional Premises and Personal Property Delivery.
     (a) Liberate shall deliver the Additional Premises with the Building operating systems, including HVAC, electrical and plumbing systems, in good working condition. Liberate shall have no further obligations regarding improvement to or modification of the Additional Premises under this Sublease, and DemandTec accepts the Additional Premises in its “AS-IS” condition.
     (b) Liberate shall deliver for DemandTec’s use during the term of the Sublease all furniture, equipment and cubicles currently located in the Additional Premises.
     (c) Liberate shall provide at each workstation one (1) telephone handset and one (1) chair. Liberate shall provide one (1) additional guest chair in each private office.
     (d) All of the furniture, equipment and personal property delivered to DemandTec by Liberate under this Amendment shall be referred to herein as the “Personal Property.” The Personal Property is delivered by Liberate and accepted by DenadTec in its “AS-IS” condition. DemandTec shall be responsible for all

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maintenance, repair and operation costs arising in connection with the Personal Property. DemandTec shall return the Personal Property to Liberate at the end of the term of the Sublease in the condition in which it was delivered, subject to reasonable wear and tear, and damage by casualty, if any.
     6. Building Signage. Subject to approval by Master Landlord under the Master Lease and governmental entities with applicable jurisdiction, Liberate shall permit DemandTec to install exterior Building signage at such time as DemandTec occupies more than sixty percent (60%) of the Building.
     7. Cafeteria Closure. Liberate hereby advises DemandTec that Liberate intends to close the cafeteria in the Building at a date to be determined by Liberate, in its sole discretion.
     8. Brokers. A commission for the transaction subject to this Amendment shall be paid to Cornish & Carey Commercial (“C&C”) by Liberate under a separate agreement between C&C and Liberate. Except for the foregoing, each party warrants and represents to the other that it has retained no broker or other party that is entitled to any fee or commission in connection with this Amendment, and each agrees to indemnify, defend and hold harmless the other party from any and all liabilities, claims or damages arising out of such party’s breach of the foregoing warranty and representation.
     9. Master Landlord’s Consent. This Amendment is conditioned upon Master Landlord’s written approval hereof. If Master Landlord’s consent to this Amendment is not obtained by July 31, 2003, then either Liberate or DemandTec may terminate this Amendment and all sums paid by DemandTec to Liberate hereunder shall promptly be returned to DemandTec, and thereafter this Amendment shall be null and void and of no further force or effect. In the event of such termination of this Amendment, the Existing Sublease shall remain in full force and effect in accordance with its terms.

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     10. No Further Modifications. Except as expressly modified by the terms of this Amendment, the terms and conditions of the Existing Sublease shall remain in full force and effect.
     IN WITNESS WHEREOF, Liberate and DemandTec have executed this Amendment effective as of the date first above written.

LIBERATE:

Liberate Technologies, a Delaware corporation

By:	/s/ Greg Wood

Its:	CFO

DEMANDTEC:

DemandTec, Inc., a California corporation

By:	/s/ Mark Culhane

Its:	EVP & CFO

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SUBLEASE
This Sublease (“Sublease”), is entered into by and between Liberate Technologies, a Delaware corporation (“Sublandlord”), and DemandTec, Inc., a California corporation (“Subtenant”), as of December 7, 2001.
Recitals
A. Sublandlord leases certain premises (the “Master Lease Premises”) located in that certain building (“Building”) located at One Circle Star Way, San Carlos, California, from Circle Star Center Associates, L.P., a California limited partnership (the “Master Landlord”), pursuant to that certain Lease dated April 27, 1999, as amended by an undated letter agreement entitled “Confirmation of Addition of Second Building,” complete copies of which are attached hereto as Exhibit A (collectively, the “Master Lease”). Capitalized terms used but not defined herein have the same meanings as they have in the Master Lease.
B. Sublandlord desires to sublease a portion of the Master Lease Premises to Subtenant, and Subtenant desires to sublease a portion of the Master Lease Premises from Sublandlord on the terms and provisions hereof.
Now, therefore, in consideration of the mutual covenants and conditions contained herein, Sublandlord and Subtenant covenant and agree as follows:
Agreement
1. Subleased Premises. On and subject to the terms and conditions below and subject to the terms of the Master Lease and Consent To Sublease, Sublandlord hereby leases to Subtenant, and Subtenant hereby leases from Sublandlord, approximately 25,179 square feet of space located and comprising all rentable space on the second floor of the Building, which space is shown on Exhibit B attached hereto (the “Subleased Premises”).
2. Term. This Sublease shall commence on December 10, 2001 (“Commencement Date”). The term shall expire on the last day of the thirty-sixth full month after the Commencement Date (the “Expiration Date”), unless sooner terminated pursuant to any provision hereof.
3. Rent & Deposit.
(a) Rent. Subtenant will pay Sublandlord rent as follows:

Months	Rental Schedule	Square Footage	Monthly Rent

0-6	Free	15,000 sq. ft.	$0
7-12	$3.10 Fully Serviced	18,000 sq. ft.	$55,800
12-18	$3.15 Fully Serviced	20,000 sq. ft.	$63,000
19-24	$3.20 Fully Serviced	25,179 sq. ft.	$80,572
25-36	$3.30 Fully Serviced	25,179 sq. ft.	$83,091

(b) Personal Property. During the entire term of this Sublease, Subtenant shall have the right to use the furniture, cabling system, telephone system, printers, and various other items of personal property located in the Subleased Space and described on Exhibit C, which will be provided by Sublandlord and agreed to by Subtenant within ten business days of the date of this agreement (collectively, the “Personal Property”) at no additional cost. Subtenant shall keep the Personal Property in good condition and repair and shall return the same to Sublandlord at the end of the Sublease term, subject to ordinary wear and tear. Sublandlord represents and warrants to the best of its knowledge that all Personal Property shall be in good working order and repair as of the Commencement Date.
(c) Sublandlord will provide $40,000 toward the purchase and installation of a PBX and voicemail system for use by Subtenant. Sublandlord will own and retain title to the PBX and voicemail system.
(d) Security Deposit. Upon execution of this Sublease, Subtenant shall pay to Sublandlord the sum of Three Hundred Fifty Thousand Dollars ($350,000) to secure the performance of Subtenant’s obligations hereunder (the “Security Deposit”). Provided that Subtenant is not in default, the Security Deposit shall be reduced to Two Hundred Fifty Thousand Dollars ($250,000) after the 18th month of the term and to One Hundred Seventy-Five Thousand Dollars ($175,000) after the 24th month of the term. The Security Deposit may be in the form of cash or an irrevocable letter of credit in a form reasonably acceptable to Sublandlord. The Security Deposit is not advance rental, nor a measure of Sublandlord’s damages. Sublandlord shall not be required to keep the Security Deposit separate from its general accounts. Upon the occurrence of any default by Subtenant, if the default shall continue after the expiration of any applicable notice and cure period, Sublandlord may, from time to time and without prejudice to any other remedy available to Sublandlord provided herein or by law, use the Security Deposit to the extent necessary to make good any arrears in Rent or other payments due hereunder, or other damage, injury, expense or liability caused by such default. Subtenant shall pay to Sublandlord, upon demand, the amount so applied to restore the Security Deposit to the amount immediately prior to such application. Any remaining balance shall be returned to Subtenant after Subtenant has surrendered the Subleased Premises in the condition required by this Sublease and all Subtenants’ other obligations under this Sublease have been fulfilled.
4. Acceptance of Subleased Premises. Sublandlord shall deliver the Subleased Premises to Subtenant professionally cleaned, including all carpeting, with any and all damage caused by Sublandlord’s occupancy of or move from the Subleased Premises repaired. Subject to this Section 4, Subtenant has inspected the Subleased Premises and accepts the same in its current condition “AS-IS” and waives the right to make any claim against Sublandlord for any matter directly or indirectly arising out of the condition of the Subleased Premises, appurtenances thereto, and the improvement thereof. Subtenant acknowledges that the taking of possession of the Subleased Premises by Subtenant shall be conclusive evidence that the Subleased Premises are in good and satisfactory condition at the time such possession was so taken. Subtenant has determined to its satisfaction that the Subleased Premises can be used for the purposes for which the same is leased. EXCEPT AS SPECIFICALLY SET FORTH HEREIN, SUBLANDLORD MAKES NO

WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE OR HABITABILITY OF THE SUBLEASED PREMISES. Sublandlord represents and warrants to Subtenant that as of the Commencement Date, (a) the Subleased Premises are in good condition with all building systems, including but not limited to HVAC, electrical and plumbing in good working order and repair, (b) the Subleased Premises are not currently in violation of any laws, codes, ordinances and other governmental requirements then applicable to the Subleased Premises or the building in which the Subleased Premises are located, and (c) there are no material defects in the Subleased Premises or building which would unreasonably interfere with Sublessee’s use and enjoyment of the Subleased Premises.
5. Right of Early Entry. Sublandlord shall use reasonable efforts to give Subtenant access to the Subleased Premises by December 3, 2001 for the purposes of making the Subleased Premises ready for occupancy. Such early entry shall be subject to each and every provision of this Sublease except Subtenant’s obligation to pay Rent.
6. Use. Subtenant may use the Subleased Premises only for uses permitted by the Master Lease. Subtenant shall not use or permit the use of the Subleased Premises in a manner that will create waste or a nuisance, interfere with or disturb other tenants in the Building or violate the provisions of the Master Lease.
7. Incorporation of Sublease. All of the terms and provisions of the Master Lease, except as specifically excluded therefrom in this paragraph, are incorporated into and made a part of this Sublease and the rights and obligations of the parties under the Master Lease are hereby imposed upon the parties hereto with respect to the Subleased Premises, Sublandlord being substituted for the “Landlord” in the Master Lease (except in Sections 1, 7, 9, 10(f), 12, 16, 20, 21, 39(c), and the introductory paragraph of 39, in which references to “Landlord” shall continue to be deemed to refer to the Master Landlord, not Sublandlord) and Subtenant being substituted for the “Tenant” in the Master Lease. It is further understood that where reference is made in the Master Lease to the “Premises,” the same shall mean the Subleased Premises as defined herein; where reference is made to the “Commencement Date,” the same shall mean the Commencement Date as defined herein; and where reference is made to “this Lease,” the same shall mean this Sublease. Notwithstanding the foregoing, Sublandlord shall have no obligation to perform any of Master Landlord’s obligations under the Master Lease but upon request of Subtenant, Sublandlord shall use commercially reasonable efforts to cause Master Landlord to perform such obligations. The following Sections of the Master Lease are not incorporated herein: Basic Lease information, Sections 2, 3(a), 3(b), 3(c), 32, 34, 37, 42, 43, 44, 45, Exhibit B (Work Letter), Exhibit F (Form of Letter of Credit), and Exhibit G (Description of Second Building).
Sublandlord represents and warrants to Subtenant that (i) except as specifically set forth herein, the Master Lease is unmodified and in full force and effect, (ii) to the best of Sublandlord’s knowledge, Sublandlord is not in default under the Master Lease, nor is there any event or circumstance which has occurred or is occurring that with notice or the passage of time or both would result in a default by Sublandlord under the Master Lease, (iii) to the best of Sublandlord’s knowledge, Master Landlord is not in default under the Master Lease, nor is there any event or circumstance which has occurred or is occurring that with notice or the passage of time or both would result in a default by Master Landlord under the Master Lease, (iv) Sublandlord shall not exercise its termination rights, if any, under the Master Lease (except any such rights arising from a condemnation or casualty of the Master Lease Premises) or otherwise agree to an early termination of the Master Lease or surrender of the Subleased Premises unless Master Landlord accepts this Sublease as a direct lease between Master Landlord and Subtenant and (v) Sublandlord shall not amend or otherwise modify the terms of the Master Lease in a manner that would materially and adversely affect Subtenant’s use and enjoyment of the Subleased Premises as contemplated by this Sublease.
Section 6 of the Master Lease, which is incorporated herein, requires that Sublandlord notify Subtenant whether any Alterations will be required to be removed and the Subleased Premises restored to its condition upon delivery to Subtenant. Sublandlord hereby notifies Subtenant that at the expiration or earlier termination of this Sublease, any alterations or additions to the Subleased Premises performed by Subtenant must be removed and the Subleased Premises’ returned to the condition in which they were first delivered to Subtenant (damage by ordinary wear and tear excepted), all at Subtenant’s sole cost and expense.
8. Assignment and Subletting. Subtenant must obtain the consent of Master Landlord and Sublandlord, which will not be unreasonably withheld, and be in compliance with its obligations under this Sublease before it may assign, sublet, transfer, pledge, hypothecate or otherwise encumber the Subleased Premises (each, a “Transfer”), in whole or in part, or permit the use or occupancy of the Subleased Premises by anyone other than Subtenant. Regardless of Sublandlord’s and/or Master Landlord’s consent, no subletting or assignment shall release Subtenant from its obligations hereunder.
In the event of such a Transfer, Subtenant shall deliver to Sublandlord fifty percent (50%) of all sums received from the assignee, sublessee or other transferee in excess of the Rent and other sums due from Subtenant to Sublandlord under this Sublease; provided that Subtenant may first deduct from such excess its “Transfer Costs.” As used herein, “Transfer Costs” shall mean (i) any brokerage commissions paid by Subtenant in connection with the Transfer, (ii) any improvement allowance or other concessions or payments made by Subtenant to the transferee as an inducement to enter into the Transfer, (iii) the costs of any alterations, additions or improvements made by Subtenant to the Subleased Premises to make the same suitable for occupancy by the transferee, and (iv) reasonable attorneys’ fees in connection with the Transfer.
Notwithstanding anything to the contrary in this Section 8, Subtenant may, subject to the terms of the Consent To Sublease, assign this Sublease or sublet the Subleased Premises or any portion thereof, without first obtaining Sublandlord’s consent, to any partnership, corporation or other entity that controls, is controlled by or is under common control with Subtenant or Subtenant’s parent (control being defined for such purposes as ownership of at least 50% of the equity interests in, or the power to direct the management of, the relevant entity), or to any partnership, corporation or other entity resulting from a merger or consolidation with Subtenant or Subtenant’s parent, or to any person, partnership, corporation or other entity that acquires (whether by means of an asset purchase of all or substantially all of the assets of Subtenant or by means of a transfer of Subtenant capital stock) Subtenant as a going concern including as part of an initial public offering of Subtenant’s stock or other equity interests or as part of a re-incorporation of Subtenant in another jurisdiction) (collectively, an “Affiliate”), provided that (i) in the event of such assignment or subletting, the Affiliate assumes in writing all of Subtenant’s obligations under this Sublease pertaining to the portion of the Subleased Premises that is the subject of the assignment or sublease (but no such assumption shall relieve Subtenant from primary liability under this Sublease) and (ii) in the event of such assignment, the financial strength of the Affiliate is equal to or greater than the financial strength of Subtenant at the date of such assignment or subletting.
In no event shall any public offering of Subtenant’s capital stock or other equity interests, whether as part of an initial public offering or any secondary public offering, or any transfer of Subtenant’s capital stock or other equity interests through the “over the counter” market or any recognized national or international securities exchange, or issuances of stock for purposes of raising financing be deemed a Transfer hereunder.
Notwithstanding anything contained herein or the Master Lease to the contrary, Sublandlord shall have no right to recapture all or any portion of the Subleased Premises in the event of a sublease or assignment by Subtenant.
9. Parking. Subtenant shall have the right to use, in common with other occupants of the Building and the project of which the Building is a part, 3.3 unassigned parking spaces per thousand square feet of space it is then leasing, which as of the Commencement Date shall be 83 parking spaces.
10. Notices. The addresses specified in the Master Lease for receipt of notices to each of the parties are deleted and replaced with the following:

To Sublandlord:	Two Circle Star Way
San Carlos, CA 94070
Attn: General Counsel

To Subtenant:	One Circle Star Way
San Carlos, CA 94070
Attn: CFO
11. Right of First Refusal. Sublandlord hereby grants to Subtenant an ongoing right of first refusal (“First-Refusal Right”) to lease all or any portion of the remaining Master Lease Premises (the “First-Refusal Space”) in the Building, subject to the consent of the Master Landlord. Upon receipt of a third-party offer to lease all or any portion of the First-Refusal Space, which offer Sublandlord desires to accept, Sublandlord shall provide Subtenant with written notice (the “First-Refusal Notice”) of such offer and all terms thereof, including rent, tenant improvement allowances or other concessions, lease term and landlord’s pre-delivery work obligations, if any. Sublandlord shall ensure that the First-Refusal Notice specifically describes the First-Refusal Space that will be available for lease (the “Specific First- Refusal

Space”). If Subtenant wishes to exercise its First-Refusal Right with respect to the Specific First-Refusal Space, Subtenant, within five (5) business days after the delivery of the First-Refusal Notice to Subtenant, shall deliver notice to Sublandlord of Subtenant’s intention to exercise its First-Refusal Right with respect to all the Specific First-Refusal Space. If Subtenant does not exercise its First-Refusal Right within the five-business-day period, the First-Refusal Right shall terminate for the Specific First-Refusal Space, and Sublandlord thereafter shall be free to lease the Specific First-Refusal Space to anyone on the terms set forth in the First Refusal Notice. If Subtenant exercises its First-Refusal Right, Sublandlord and Subtenant shall promptly enter into a written sublease agreement on the same general terms and conditions as this Sublease except that Rent and all other economic terms for the Specific First- Refusal Space shall be as set forth in the First Refusal Notice. The term of this Sublease as it pertains to the Specific First Refusal Space shall be co-terminus with the term of this Sublease as it pertains to the balance of the Subleased Premises.
12. Master Landlord’s Consent. This Sublease is conditioned upon Master Landlord’s written approval hereof as evidenced by Master Landlord’s execution of a consent to sublease substantially in the form attached hereto as Exhibit D (“Master Landlord’s Consent”). If Sublandlord and Subtenant shall not have obtained Master Landlord’s consent to this Sublease by December 7, 2001, then either Subtenant or Sublandlord may terminate this Sublease and all sums paid by Subtenant to Sublandlord hereunder immediately shall be returned to Subtenant.
13. Authority. Sublandlord hereby warrants and represents that it is a corporation, duly authorized and in good standing under the laws of the State of Delaware and has the power to execute and deliver this Sublease. The persons signing on behalf of the Sublandlord hereby represent and warrant that they are the duly authorized representatives of the Sublandlord and have the power and authority to bind the Sublandlord. Subtenant hereby warrants and represents that it is a corporation, duly authorized and in good standing under the laws of the State of California and has the power to execute and deliver this Sublease. The persons signing on behalf of the Subtenant hereby represent and warrant that they are the duly authorized representatives of the Subtenant and have the power and authority to bind the Subtenant.
14. No Animals. Subtenant shall not permit any animals to be brought into the Premises, the Building or the common areas of the project of which the Building is a part, except animals assisting disabled persons.
15. Counterparts. This Sublease may be executed in two (2) or more counterparts, each of which shall be deemed an original but when taken together shall constitute one and the same instrument.

16. Sublandlord’s Obligations.
(a) Sublandlord’s Remaining Obligations. The obligations that Subtenant has agreed to perform hereunder are hereinafter referred to as the “Subtenants Obligations”, and all other obligations of the “Tenant” under the Master Lease are herein referred to as the “Sublandlord’s Remaining Obligations.” Sublandlord agrees to maintain the Master Lease in force during the entire Term of this Sublease and to pay rent to Master Landlord in accordance with the terms of the Master Lease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublandlord and due to casualty or condemnation. Further, Sublandlord agrees to comply with and perform Sublandlord’s Remaining Obligations and to indemnify, defend with counsel reasonably acceptable to Subtenant and hold Subtenant free and harmless from and against all liability, judgments, costs, damages, claims or demands arising out of (i) any default by Sublandlord under this Sublease; (ii) any default by Sublandlord of Sublandlord’s Remaining Obligations under the Master Lease; (iii) any breach of any representation or warranty made by Sublandlord in this Sublease; or (iv) the negligence or willful misconduct of Sublandlord, its agents, employees, contractors or invitees.
(b) Sublandlord’s Additional Obligations. With respect to any obligation to be performed by Master Landlord under the Master Lease, Sublandlord shall be obligated, upon receipt of notice from Subtenant, to use good faith efforts to obtain Master Landlord’s performance of such obligation. If, after receipt of request from Subtenant, Sublandlord shall fail or refuse to take action to obtain Master Landlord’s performance or to enforce Sublandlord’s rights against Master Landlord with respect to the Subleased Premises (“Action”), Subtenant shall have the right to take such Action in its own name, and for that purpose and only to such extent, all of the rights of Sub landlord as “Tenant” under the Master Lease hereby are conferred upon and assigned to Subtenant, and Subtenant hereby is subrogated to such rights to the extent that the same shall apply to the Subleased Premises. If any such Action against Master Landlord in Subtenant’s name shall be barred by reason of lack of privity, nonassignability or otherwise, Subtenant may take such Action in Sublandlord’s name; provided that Subtenant shall indemnify, protect, defend by counsel reasonably satisfactory to Sublandlord and hold Sublandlord harmless from and against any and all liability, loss claims, demands, suits, penalties or damage (including reasonable attorneys’ and experts fees) which Sublandlord may incur or suffer by reason of such Action except to the extent any such liability, loss, claims, demands, suits, penalties or damage arises out of Sublandlord’s negligence or willful misconduct.
(c) Notices. Sublandlord promptly shall deliver to Subtenant copies of all notices, demands and requests that Sublandlord may receive from Master Landlord under the Master Lease affecting the Subleased Premises.
17. Indemnification.
(a) Subtenant’s Indemnification. In addition to the indemnification set forth in Section lO(c) of the Master Lease, Subtenant shall indemnify, protect, defend with counsel reasonably acceptable to Sublandlord and hold harmless Sublandlord from and against any and all claims, liabilities, judgments, causes of action, damages, costs and expenses (including reasonable attorneys’ and experts’ fees), caused by or arising in connection with: (i) a breach of Subtenant’s obligations under this Sublease; (ii) a breach of Subtenant’s obligations under the Master Lease to the extent incorporated into this Sublease.
(b) Sublandlord’s Indemnification. In addition to the indemnification set forth in Section l0(a) of the Master Lease, Sublandlord shall indemnify, protect, defend with counsel reasonably acceptable to Subtenant and hold Subtenant harmless from and against any and all claims, liabilities, judgments, causes of action, damages, costs, and expenses (including reasonable attorneys’ and experts’ fees) caused by or arising in connection with: (i) a breach of Sublandlord’s obligations under this Sublease; or (ii) a breach of Sublandlord’s Remaining Obligations under the Master Lease; or (iii) a termination of the Master Lease or this Sublease arising out of or in any way connected with Sublandlord’s default and/or any resulting termination of this Sublease.
The foregoing indemnifications, together with the indemnifications set forth in Section 10 of the Master Lease, shall survive the expiration or earlier termination of this Sublease.
18. No Voluntary Termination. Sublandlord shall not voluntarily terminate the Master Lease during the Term unless and until Master Landlord has agreed in writing to continue this Sublease in full force and effect as a direct lease between Master Landlord and Subtenant upon and subject to all of the terms, covenants and conditions of this Sublease for the balance of the Term hereof. If Master Landlord so consents, Subtenant shall attorn to Master Landlord in connection with any such voluntary termination and shall execute an attornment agreement in such form as may reasonably be requested by Master Landlord; provided, however, that the attornment agreement does not materially adversely affect the use by Subtenant of the Subleased Premises in accordance with the terms of this Sublease, materially increase Subtenant’s obligations under this Sublease or materially decrease Subtenant’s rights under this Sublease. The prohibition against voluntary termination set forth in this Paragraph shall apply to the “Tenant’s” termination rights as set forth in Section 2 of the Master Lease.
19. Signage. At Subtenant’s cost, Subtenant shall have their pro-rata share of monument signage in addition to lobby directory and floor signage.
20. Amendment or Modification. Sublandlord and Master Landlord shall not amend or modify the Master Lease in any way so as to materially or adversely affect Subtenant or its interest hereunder, materially increase Subtenant’s obligations hereunder or materially restrict Subtenant’s rights hereunder, without the prior written consent of Subtenant, which may be withheld in Subtenant’s sole but reasonable discretion.
21. Surrender. Notwithstanding anything to the contrary contained in this Sublease or the Master Lease, Subtenant’s obligation to surrender the Subleased Premises shall be fulfilled if Subtenant surrenders possession of the Subleased Premises in the condition existing at the Commencement Date, excepting ordinary wear and tear, acts of God, casualties, condemnation, alterations or improvements which Master Landlord and Sublandlord state in writing may be surrendered at the termination of this Sublease and any additions, alterations or improvements made to the Subleased Premises by Sublandlord or Master Landlord prior to the Commencement Date.

22. Sublandlord’s Representations and Warranties. As an inducement to Subtenant to enter this Sublease, to the best of Sublandlord’ s knowledge, Sublandlord represents and warrants with respect to the Subleased Premises that:
(a) The Master Lease is in full force and effect, the copy attached hereto is a true and correct copy thereof, and there exists under the Master Lease no default or event of default, nor has there occurred any event which, with the giving of notice or passage of time or both, could constitute such a default or event of default.
(b) There are no pending or threatened actions, suits or proceedings before any court or administrative agency against Sublandlord or against Master Landlord or third parties which could, in the aggregate, adversely affect the Subleased Premises or any part thereof or the ability of Master Landlord to perform its obligations under the Master Lease or of Sublandlord to perform its obligations under this Sublease, and Sublandlord is not aware of any facts which might result in any such actions, suits or proceedings.
(c) Sublandlord has not received any notice from any insurance company of any defects or inadequacies in the Subleased Premises or any part thereof which could adversely affect the insurability of the Subleased Premises or the premiums for the insurance thereof.
23. Quiet Enjoyment; Right to Cure. Subtenant shall peacefully have, hold and enjoy the Subleased Premises, subject to the terms and conditions of this Sublease, provided that Subtenant pays all Rent and performs all of Subtenant’s covenants and agreements contained herein. If Sublandlord defaults in the performance or observance of any of Sublandlord’s Remaining Obligations or fails to perform Sublandlord’s stated obligations under this Sublease to enforce, for Subtenant’s benefit, Master Landlord’s obligations under the Master Lease, then Subtenant shall give Sublandlord notice specifying in what manner Sub landlord has defaulted, and if such default shall not be cured by Sublandlord within thirty (30) days thereafter (except that if such default cannot be cured within said 30-day period, this period shall be extended for an additional reasonable time, provided that Sublandlord commences to cure such default within such 30-day period and proceeds diligently thereafter to effect such cure as quickly as possible except where there is imminent danger of injury to person or property (“Imminent Injury”, Sublandlord shall cure such default promptly), then in addition, Subtenant shall be entitled, at Subtenant’s option, to cure such default and promptly collect from Sublandlord Subtenant’s reasonable expenses in so doing. Subtenant shall not be required, however, to wait the entire cure period described herein if earlier action is required to comply with the Master Lease or with any applicable governmental law, regulation or order, or in the case of Imminent Injury if Sublandlord does not promptly cure such default.
24. Authorization to Direct Sublease Payments. Sublandlord hereby acknowledges that Sublandlord’ s failure to pay the Rent and other sums owing by Sublandlord to Master Landlord under the Master Lease will cause Subtenant to incur damages, costs and expenses not contemplated by this Sublease, especially in those cases where Subtenant has paid sums to Sublandlord hereunder which correspond in whole or in part to the amounts owing by Sublandlord to Master Landlord under the Master Lease. Accordingly, Subtenant shall have the right to pay all Rent and other sums owing by Subtenant to Sublandlord hereunder for those items which also are owed by Sublandlord to Master Landlord under the Master Lease directly to Master Landlord. If Subtenant reasonably believes that Sublandlord has failed to make any payment required to be made by Sublandlord to Master Landlord under the Master Lease and Sublandlord fails to provide adequate proof of payment within ten (10) business days after Subtenant’s written demand requesting such proof. If Subtenant makes such payments, Subtenant shall not prepay any amounts owing by Subtenant without the consent of Sublandlord, and shall provide to Sublandlord concurrently with any payment to Master Landlord reasonable evidence of such payment. If Sublandlord notifies Subtenant that it disputes any amount demanded by Master Landlord, Subtenant shall not make any such payment to Master Landlord unless Master Landlord has provided a three-day notice to pay such amount or forfeit the Master Lease.
Any sums paid directly by Subtenant to Master Landlord in accordance with this Paragraph shall be credited toward the amounts payable by Subtenant to Sublandlord under this Sublease. In the event Subtenant tenders payment directly to Master Landlord in accordance with this Paragraph and Master Landlord refuses to accept such payment, Subtenant shall have the right to deposit such funds in an account with a national bank for the benefit of Master Landlord and Sublandlord, and the deposit of said funds in such account shall discharge Subtenant’s obligation under this Sublease to make the payment in question.
25. Insurance Deductibles. Notwithstanding anything contained herein or the Master Lease to the contrary, Subtenant shall not be responsible for the payment of any insurance deductibles under the Master Lease unless the loss is due to Subtenant’s gross negligence or willful misconduct.
26. Structural Repairs. Notwithstanding anything contained herein of the Master Lease to the contrary, Subtenant shall have no requirement to make structural repairs or maintenance unless necessitated by Subtenant’s gross negligence or willful misconduct.
27. Damage and Destruction. Notwithstanding anything contained herein of the Master Lease to the contrary, if the repairs referenced in Section 20 of the Master Lease will take longer than six (6) months to complete, Subtenant may terminate this Sublease.
27. Condemnation. Notwithstanding anything contained herein of the Master Lease to the contrary, for any temporary taking for longer than six (6) months, Subtenant may terminate this Sublease.

IN WITNESS WHEREOF, the parties have executed this Sublease as of the date first written above.

SUBLANDLORD:

Liberate Technologies

By:	Mitchell Kertzman
Its:	Chief Executive Officer

/s/ Mitchell Kertzman

SUBTENANT:

DemandTec, Inc.

By:	Mark Culhane

Its:	EVP & CFO

/s/ Mark Culhane

Exhibit A
Master Lease

1 of 137

CIRCLE STAR LEASE AGREEMENT
by and between
CIRCLE STAR CENTER ASSOCIATES, L.P.
(“Landlord”)
and
NETWORK COMPUTER, INC.
(“Tenant”)

i

PARAGRAPH	DESCRIPTION	PAGE

43.	Rent During Extension Term	19

44.	Second Building	20

Exhibit “A”	Premises

Exhibit “B”	Work Letter

Exhibit “B-1”	Landlord’s Plans

Exhibit “B-2”	Minimum Information Required

Exhibit “C”	Rules and Regulations

Exhibit “D”	Form of Tenant Estoppel Certificate

Exhibit “E”	Encumbrances

Exhibit “F”	Form of Letter of Credit

Exhibit “G”	Second Building

BASIC LEASE INFORMATION

Lease Date:	April 27 1999

LANDLORD:	CIRCLE STAR CENTER ASSOCIATES, L.P. a California Limited partnership

Managing Agent:	THE MOZART DEVELOPMENT COMPANY

Landlord’s and Managing Agent’s Address:	c/o THE MOZART DEVELOPMENT COMPANY 1068 East Meadow Circle Palo Alto, CA 94303

TENANT:	NETWORK COMPUTER, INC. a Delaware Corporation

Tenant’s Address:	Prior to Occupancy: After Commencement Date:
1000 Bridge Parkway at the Premises Redwood Shores, CA 94065 Attn: Chief Financial Officer

Building:	Two Circle Star Way, San Carlos, California

Suite:	100, 300, and 400

Rentable Area of the Premises:	First Floor: 24,696; Third Floor: 26,561; Fourth Floor: 26,561; Total: 77,818

Rentable Area of the Building:	102,997 square feet

Tenant’s Use of the Premises:	General Office and Administration, research and development; hardware and software labs, and incidental uses including demonstration rooms and multipurpose rooms.

Lease Term:	Ten (10) years

Option to Terminate:	See paragraph 2(e)

Scheduled Commencement Date:	August 1, 1999

Scheduled Expiration Date:	July 31, 2009

Tenant Allowance:	$1,945,450 ($25 psf x 77,818 sf).

Additional Allowance:	$389,090 ($5 psf x 77,818 sf).

Tenant’s Plan Delivery Date:	April 21, 1999

Outside Delivery Date:	December 31, 1999

Monthly Base Rent:	$2.60 per Rentable Square Foot of the Rentable Area of the Premises, provided, however, the Monthly Base Rent for the first month (in respect of the Initial Premises) shall be waived. The term “Initial Premises” shall mean the premises described on Exhibit “A” prior to the effect of any increase in the Premises that results from an election of Tenant to lease any First Right

Space pursuant to Paragraph 45.

Base Rent Adjustment:	On each anniversary of the Commencement Date the Monthly Base Rent shall increase by three percent (3%) over the Monthly Base Rent applicable to the month immediately prior to the applicable anniversary. (Note: there is also an initial adjustment to Monthly Base Rent required by Paragraph 3(b)(i)).

Tenant’s Share of Expenses and Taxes (“Additional Charges”): 75.55%

Security Deposit:	See Paragraph 32.

Guarantor of Lease:	Oracle Corporation, a Delaware corporation

Broker:	Cornish & Carey Commercial (Landlord & Tenant)

Broker’s Fee or Commission, If Any, Paid By:	Landlord

The foregoing Basic Lease Information is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information hereinabove set forth and shall be construed to incorporate all of the terms provided under the particular paragraph pertaining to such information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

v

LANDLORD: CIRCLE STAR CENTER ASSOCIATES, L.P. a California limited partnership
By:	M-D Ventures, Inc.
Its:	General Partner

By:	/s/ Steve Dostart
Steve Dostart
Its: Vice President

TENANT: NETWORK COMPUTER, INC. a Delaware corporation
By:	/s/ Mitchell Kertzman
Mitchell Kertzman
Its: CEO & President

By:	/s/ Nancy J. Hilker
Nancy J. Hilker
Its: Vice President & Chief Financial Officer

Approved NCI LEGAL

By:	/s/ Illegible

LEASE AGREEMENT
     THIS LEASE AGREEMENT is made and entered into as of April 27, 1999, by and between CIRCLE STAR CENTER ASSOCIATES, L.P., a California limited partnership, (herein called “Landlord”), and NETWORK COMPUTER, INC. , a Delaware corporation, (herein called “Tenant”).
     Upon and subject to the terms, covenants and conditions hereinafter set forth, Landlord hereby leases to Tenant and Tenant hereby hires from Landlord those premises (the “Premises”) comprising the area substantially as crosshatched on the attached Exhibit “A”, in the building (hereinafter referred to as the “Building”) specified in the Basic Lease Information attached hereto. The number of square feet designated as Rentable Area of the Premises on the Basic Lease Information may include portions of the Building Common Area attributed to the Premises and not located within the area outlined on Exhibit A. Tenant acknowledges that the number of square feet of Rentable Area of the Premises and the Building has been determined according to the measurement standard described in the letter of Kenneth Rodriguez Associates dated September 18, 1998. The Building is located on land on which Landlord intends to develop two buildings as an integrated project (the “Project”). The term “Common Area” shall mean all areas and facilities within the Project that are not designated by Landlord for the exclusive use of Tenant or any other tenant or other occupant of the Project, including the parking areas, access and perimeter roads, pedestrian sidewalks, landscaped areas, trash enclosures, recreation areas and the like.
     1. OCCUPANCY AND USE. Tenant may use and occupy the Premises for the purpose specified in the Basic Lease Information and for no other use or purpose without the prior written consent of Landlord. Landlord shall have the right to grant or withhold consent to a proposed change of use in its sole discretion. Tenant shall be entitled to the benefit on a nonexclusive basis of (i) the Building Common Areas with other occupants of the Building, and (ii) to the extent and for so long as Landlord continues to own the Project, the Project Common Areas with other occupants of the Project in accordance with the Rules and Regulations established by Landlord from time to time. Provided, however, that if Landlord sells a portion of the Project, Landlord shall assure to Tenant that Tenant’s rights to access and parking are assured through a Reciprocal Easement Agreement or other like mechanism. Notwithstanding the above, Tenant understands and agrees that (a) a Declaration of Covenants, Conditions and Restrictions made as of June 24, 1997 by and between Mozad, L.P., a California limited partnership and Homestead Village Inc., a Maryland corporation (“CC&R’s”), (b) the Lease between Mozad, L.P. as Lessor and Circle Star Center Associates, L.P. as Lessee dated as of October 15, 1997 (“Ground Lease”) and (c) a Conditional Use Permit, Office Complex, 1717 Industrial Road, San Carlos, CA 94070, effective date June 12, 1997, may encumber the Land and Project and that Tenant’s Occupancy and Use of the Premises may be restricted by such encumbrances. If necessary, Tenant shall execute such documents as are reasonably necessary to cause this Lease to become subordinate to such encumbrances (see the attached Exhibit “E”, Encumbrances).
     2. TERM AND POSSESSION; OPTION TO TERMINATE.
          (a) The term of this Lease (the “Term”) shall be for the period specified in the Basic Lease Information (or until sooner terminated as herein provided), subject extension pursuant to Paragraph 42 and/or Paragraph 45(c)(3)(E). Subject to Tenant’s termination right set forth below in this Paragraph, if Landlord, for any reason whatsoever, cannot deliver possession of the Premises in the condition required under this Lease (including the Substantial Completion of the Tenant Improvements), with all governmental permits required for the occupancy of the Premises, to Tenant on the date specified in the Basic Lease Information for the commencement of the Term, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom. In that event, however, the Term of the Lease shall not commence until such commencement date as is determined pursuant to Exhibit B. In such event, the scheduled commencement date and scheduled expiration date shall be adjusted accordingly. Payment of Rent and Additional Charges by Tenant due to delay in delivery of the Premises caused by Tenant shall also be governed by Exhibit B hereof. Notwithstanding the provisions above and of Exhibit B, if the delivery of the Premises is delayed beyond Outside Delivery Date, as set forth in the Basic Lease Information, Tenant shall have the right to terminate this Lease by notifying Landlord in writing of its intent to do so no later than ten (10) business days after the Outside Delivery Date. The Outside Delivery Date shall be extended one day for each day of delay caused by (i) Tenant Delays as more particularly set forth in Exhibit B hereof and (ii) acts of God or the elements, acts of the Government, labor disturbances of any character, a shortage of material or labor, or other causes beyond the reasonable control of Landlord for a period up to sixty (60) days (any of the foregoing, “Force Majeure”). The dates upon which the Term shall actually commence and terminate pursuant to this Paragraph 2(a) are herein called the “Commencement Date” and the “Expiration Date,” respectively.
          (b) Completion of the improvements to the Premises and Building shall be governed by the terms and conditions of the separate work letter (“Work Letter”), attached hereto as Exhibit “B”.
          (c) The Premises shall be deemed “delivered” and the Term shall commence as defined in Exhibit B.
          (d) Tenant shall, no later than thirty (30) days after Substantial Completion of the Tenant Improvements, occupy a portion of the Premises or deliver a letter to Landlord confirming that possession of the Premises has been tendered to and accepted by Tenant and that Tenant, by virtue of such acceptance, is in occupancy of the Premises. Time is of essence. This subparagraph 2(d) shall not be construed as an obligation of Tenant to continuously occupy the Premises.
          (e) Tenant shall have the option to terminate this Lease with respect to not less than all of the Initial Premises effective upon the end of the eighth anniversary of the Commencement Date (subject to the extension of this period pursuant to Paragraph 45(c)(3)(C)) if, and only if, Tenant provides written notice to Landlord no less than twenty (20) months prior to the effective date of such termination. This option to terminate shall not be exercisable from and after Tenant’s exercise of its option to renew pursuant to Paragraph 42 below. As a condition to Tenant’s termination of this Lease pursuant to this subparagraph (e), Tenant shall pay the unamortized portion of the Additional Allowance applicable to the Initial Premises as of the date of such termination based upon amortization over the period commencing on the first day of the second month of the Term and ending on the Expiration Date, with the return of nine percent (9%) per annum. In the event Tenant exercises its option to terminate pursuant to this paragraph, effective upon such termination all of its rights to occupy the Initial Premises and the portions of the Project associated therewith shall terminate including but not limited to its right to building signage pursuant to the second sentence of Paragraph 41 and its right to use the roof top for an Antenna pursuant to Paragraph 44.
     3. RENT; RENT ADJUSTMENTS; ADDITIONAL CHARGES FOR EXPENSES AND TAXES.
          (a) Monthly Base Rent.
               (i) Payment of Base Rent. Commencing on the Commencement Date (but subject to the waiver in clause (ii) below), Tenant shall pay to Landlord throughout the Term an amount equal to the Monthly Base Rent rate specified in the Basic Lease Information as adjusted pursuant to Paragraph 3(b), multiplied by the Rentable Area of the Premises, as specified in the Basic Lease Information (“Base Rent”), which sum shall be payable by Tenant in equal monthly installments on, or, at Tenant’s election, before, the first day of each month, in advance, in lawful money of the United States (without any prior demand therefor and without deduction or offset whatsoever, except as expressly provided for in Paragraphs 20 & 21) to Landlord or its managing agent at the address specified in the Basic Lease Information or to such other firm or to such other place as Landlord or its Managing Agent may from time to time designate in writing. Tenant shall pay to Landlord all charges and other amounts whatsoever as provided in this Lease (“Additional Charges”) at the place where the Base Rent is payable, and Landlord shall have the same remedies for a default in the payment of Additional Charges as for a default in the payment of Base Rent. As used herein, the term “Rent” shall include all Base Rent and Additional Charges (including, without limitation, Additional Charges for Real Estate Taxes and Expenses pursuant to Paragraph 3(c) below, and Additional Charges pursuant to Paragraphs 7(b), 8, 10(d) and 23). If the Commencement Date should occur on a day other than the first day of a calendar month, or the Expiration Date should occur on a day other than the last day of a calendar month, then the Rent and Additional Charges for such fractional month shall be prorated on a daily basis.

               (ii) Partial Waiver of Monthly Base Rent. Landlord shall waive the Monthly Base Rent for the first month (in respect of the Initial Premises) of the Term.
          (b) Adjustments in Monthly Base Rent.
               (i) Adjustment for Additional Allowance. Effective as of the first day of the second month of the Term, the initial Monthly Base Rent shall be increased by $12.73 per $1,000 of the Additional Allowance drawn by Tenant pursuant to the Work Letter.
               (ii) Annual Adjustment. The Monthly Base Rent under Paragraph 3(a) (excluding the amount payable pursuant to Paragraph 3(b)(i)), shall be adjusted as provided in the Basic Lease Information under the “Base Rent Adjustment”.
          (c) Additional Charges for Expenses and Taxes.
               (1) Definitions of Additional Charges: For purposes of this Paragraph 3 (c), the following terms shall have the meanings hereinafter set forth:
                (A) “Tax Year” shall mean each twelve (12) consecutive month period commencing January 1st of the calendar year during which the Commencement Date of this Lease occurs, provided that Landlord, upon notice to Tenant, may change the Tax Year from time to time to any other twelve (12) consecutive month period and, in the event of any such change, Tenant’s Share of Real Estate Taxes (as hereinafter defined) shall be equitably adjusted for the Tax Years involved in any such change.
                (B) “Tenant’s Share” shall mean the percentage figure so specified in the Basic Lease Information.
                (C) “Real Estate Taxes” shall mean all taxes, assessments and charges levied upon or with respect to the Project or any personal property of Landlord used in the operation of thereof, or Landlord’s interest in the Project or such personal property. Real Estate Taxes shall include, without limitation, all general real property taxes and general and special assessments, charges, fees or assessments for transit, housing, police, fire or other governmental services or purported benefits to the Building (provided, however, that any refunds of Real Estate Taxes paid by Tenant (as part of Tenant’s Share of Real Estate Taxes) shall be credited against Tenant’s further obligation to pay Real Estate Taxes during the Term, or paid to Tenant if received after expiration of the Term), service payments in lieu of taxes, and any tax, fee or excise on the act of entering into this Lease, or any other lease of space in the Building, or on the use or occupancy of the Building or any part thereof, or on the rent payable under any lease or in connection with the business of renting space in the Building, that are now or hereafter levied or assessed against Landlord by the United States of America, the State of California, or any political subdivision, public corporation, district or any other political or public entity, and shall also include any other tax, fee or other excise, however described, that may be levied or assessed as a substitute for, or as an addition to, in whole or in part, any other Real Estate Taxes, whether or not now customary or in the contemplation of the parties on the date of this Lease. Real Estate Taxes shall not include franchise, transfer, inheritance or capital stock taxes, gift or estate taxes, any assessments in excess of the amount which would be payable if such tax or assessment expense were paid in installments over the longest permitted term, any increases in taxes due to the improvement of the Project for the sole use of other occupants, or income taxes measured by the net income of Landlord from all sources unless, due to a change in the method of taxation, any of such taxes is levied or assessed against Landlord as a substitute for, in whole or in part, any other tax that would otherwise constitute a Real Estate Tax. Additionally, Real Estate Taxes shall not include any assessments or like charges to pay for any remediation of contamination from any Hazardous Substance (which are not the liability of Tenant pursuant to Paragraph 39 hereof). Real Estate Taxes shall also include reasonable legal fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce Real Estate Taxes; provided that such fees, costs and disbursements do not exceed the actual savings in Real Estate Taxes obtained by Tenant over the Term of the Lease. If any assessments are levied on the Project, Tenant shall have no obligation to pay more than that amount of annual installments of principal and interest that would become due during the Lease Term had Landlord elected to pay the assessment in installment payments, even if Landlord pays the assessment in full. From and after commencement of construction of the Second Building (as defined in Paragraph 45 below) Real Estate Taxes shall be adjusted so as to exclude any taxes attributable to the construction of such Second Building during the period of construction thereof. Upon completion of construction of the Second Building, Real Estate Taxes shall include only the Building’s Share (as defined below) thereof.
                (D) “Expenses” shall mean the total costs and expenses reasonably paid or incurred by Landlord in connection with the management, operation, maintenance and repair of the Building, including, without limitation (i) the cost of air conditioning, electricity, steam, heating, mechanical, ventilating, elevator systems and all other utilities and the cost of supplies and equipment and maintenance and service contracts in connection therewith; (ii) the cost of repairs and general maintenance and cleaning; (iii) the cost of fire, extended coverage, boiler, sprinkler, public liability, property damage, rent, earthquake (if Landlord determines that it is available at commercially reasonable rates) and other insurance obtained by Landlord in connection with the Project, all including, without limitation, insurance premiums and any deductible amounts paid by Landlord; (iv) fees, charges and other costs, including management fees, consulting fees, legal fees (which are allowed elsewhere in the Lease) and accounting fees of all independent contractors engaged by Landlord directly related to the operation of the Building or reasonably charged by Landlord if Landlord performs management services in connection with the Building, (though the management fee shall not exceed the cap noted in the following paragraph); (v) the cost of any capital improvements made to the Building after the Commencement Date (a) as a labor saving device or to effect other economies in the operation or maintenance of the Building (from which a reasonable person would anticipate that savings would actually result), (b) to repair or replace capital items which are no longer capable of providing the services required of them, or (c) that are made to the Building after the date of this Lease and are required under any Laws (as defined in Paragraph 5), where such capital improvements were not required under any such Laws to be completed with respect to the Building prior to the date the Lease was executed, and the cost of any such capital improvements incurred during any calendar year, shall be amortized over the useful life (but not more than ten years) of the capital item in question as determined in accordance with generally accepted accounting principles (“GAAP”), together with interest on the unamortized balance at (x) the rate paid by Landlord on funds borrowed for the purpose of constructing such capital improvements; or (y) if paid from Landlord’s own funds, 10% per annum; provided, however, the first $.24 per square foot of the Rentable Area of the Premises of such cost of capital improvements may be included in Expenses even if such amount exceeds the foregoing amortization and any remaining balance of the cost of such capital improvements shall be amortized in accordance with the foregoing (such amortization to commence in the year following the year in which the $.24 was taken as an expense item); and (vi) any other reasonable expenses of any other kind whatsoever reasonably incurred in managing, operating, maintaining and repairing the Building, including, but not limited to, costs incurred pursuant to the Encumbrances identified in Exhibit “E” and the Building’s Share of Project Common Expenses. “Project Common Expenses” shall mean any expenses reasonably paid or incurred by Landlord in connection with the management, operation, maintenance and repair of the Project Common Areas in the Project and any other Expenses reasonably paid or incurred by Landlord for the benefit of the Project as a whole, including, but not limited to, the cost of maintaining the parking lot and facilities and landscaping. “Building’s Share” shall mean the pro rata portion of all Project Common Expenses based on the amount of gross floor area of the Building as a portion of the gross floor area of all applicable buildings in the Project, all as reasonably determined by Landlord, Any “deductible” amounts relating to capital improvements required to be paid by Tenant hereunder in connection with any casualty policy carried by Landlord shall be amortized over the useful life of the restoration work in accordance with GAAP; provided, however, such amounts shall no longer constitute Expenses from and after the date upon which Monthly Base Rent is adjusted to fair market rental pursuant to the terms and conditions of this Lease.

Notwithstanding anything to the contrary herein contained, Expenses shall not include, and in no event shall Tenant have any obligation to pay for pursuant to this Paragraph 3 or Paragraph 7(b), (aa) the initial construction cost of the Project or real property on which the Building is located; (bb) the cost of providing tenant improvements, renovations, painting or redecorating (other than in Common Areas) to Tenant or any other tenant; (cc) any Base Monthly Rental or Percentage Rental payable pursuant to the Ground Lease and/or debt service (including, but without limitation, interest, principal and any impound payments) required to be made on any mortgage or deed of trust recorded with respect to the Building and/or the real property on which the Building is located other than debt service and financing charges imposed pursuant to Paragraph 3(c)(l)(D)(v) above; (dd) the cost of special services, goods or materials provided to any tenant; (ee) depreciation; (ff) the portion of a management fee paid to Landlord or affiliate in excess of three percent (3%) of Base Rent and Additional Charges (excluding the management fee); (gg) the portion of a management fee paid in excess of two percent (2%) of Base Rent and Additional Charges (excluding the management fee) if Tenant, manages all services (eg. janitorial, HVAC, security, etc.) in respect of its Premises; (hh) costs occasioned by Landlord’s fraud or willful misconduct under applicable laws; (ii) costs for which Landlord has a right of reimbursement from others; (jj) costs to correct any construction or design defects in the original construction of the Premises, the Building or the Project; (kk) costs arising from a disproportionate use of any utility or service supplied by Landlord to any other occupant of the Building; (ll) repairs, replacement and upgrades to the structural elements of the Building (including foundation, floor slabs, exterior walls and roof structure); (mm) environmental pollution remediation related costs in connection with the remediation of the Project including costs for which Landlord has indemnified Tenant pursuant to Paragraph 39, except any such costs incurred as the result of Tenant’s use of the Premises; (nn) advertising or promotional costs; (oo) leasing commissions; (pp) except as provided in Paragraph 20, costs occasioned by casualties or by the exercise of the power of eminent domain (other than deductible amounts under insurance policies which shall be included as an Expense); and (qq) legal costs incurred in connection with negotiations or disputes with any other occupant (or prospective occupant) of the Project. In the event that the Building or the Project is not at least ninety-five percent (95%) occupied during any fiscal year of the Term as determined by Landlord, an adjustment shall be made in computing the Expenses and/or the Project Common Expenses, as applicable, for such year so that, Expenses and/or Project Common Expenses, as applicable, which vary with occupancy shall be computed as though the Building or Project, as applicable, had been ninety-five percent (95%) occupied; provided, however, that in no event shall Landlord be entitled to collect in excess of one hundred percent (100%) of the total Expenses from all of the tenants in the Building including Tenant. All costs and expenses shall be determined in accordance with generally accepted accounting principles which shall be consistently applied (with accruals appropriate to Landlord’s business). Expenses shall not include specific costs incurred for the account of, separately billed to specific tenants.
               (E) “Expense Year” shall mean each twelve (12) consecutive month period commencing January 1 of the calendar year during which the Commencement Date of the Lease occurs, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period, and, in the event of any such change, Tenant’s Share of Expenses shall be equitably adjusted for the Expense Years involved in any such change.
               (2) Payment of Real Estate Taxes: Commencing on the Commencement Date, unless otherwise provided for in Paragraph 3 (a), Tenant shall pay to Landlord as Additional Charges one-twelfth (l/12th) of Tenant’s Share of Real Estate Taxes fairly allocable to the Building as reasonably determined by Landlord for each Tax Year on or before the first day of each month during such Tax Year, in advance, in an amount reasonably estimated by Landlord and billed by Landlord to Tenant, and Landlord shall have the right initially to determine monthly estimates and to revise such estimates from time to time. With reasonable promptness after Landlord has received the tax bills for any Tax Year, Landlord shall furnish Tenant with a statement (herein called “Landlord’s Tax Statement”) setting forth the amount of Real Estate Taxes for such Tax Year, and Tenant’s Share thereof. If the actual Tenant’s Share of Real Estate Taxes for such Tax Year exceed the estimated Real Estate Taxes paid by Tenant for such Tax Year, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual Real Estate Taxes within twenty (20) days after the receipt of Landlord’s Tax Statement, and if the total amount paid by Tenant for any such Tax Year shall exceed the actual Tenant’s Share of Real Estate Taxes for such Tax Year, such excess shall be credited against the next installment of Real Estate Taxes due from Tenant to Landlord hereunder. If it has been determined that Tenant has overpaid Real Estate Taxes during the last year of the Lease Term, then Landlord shall reimburse Tenant for such overage on or before the twentieth (20th) day following the Expiration Date. Upon Tenant’s written request, Landlord will provide an explanation of any allocation of taxes made by Landlord among different parts of the Project.
               (3) Payment of Expenses: Commencing on the Commencement Date, unless otherwise provided for in Paragraph 3(a), Tenant shall pay to Landlord as Additional Charges one-twelfth (1/12th) of Tenant’s Share of the Expenses for each Expense Year on or before the first day of each month of such Expense Year, in advance, in an amount reasonably estimated by Landlord and billed by Landlord to Tenant, and Landlord shall have the right initially to determine monthly estimates and to revise such estimates from time to time. With reasonable promptness after the expiration of each Expense Year, Landlord shall furnish Tenant with a statement (herein called “Landlord’s Expense Statement”), setting forth in reasonable detail the Expenses for such Expense Year and Tenant’s Share thereof. If the actual Expenses for such Expense Year exceed the estimated Expenses paid by Tenant for such Expense Year, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual Tenant’s Share of Expenses within twenty (20) days after the receipt of Landlord’s Expense Statement, and if the total amount paid by Tenant for any such Expense Year shall exceed the actual Tenant’s Share of Expenses for such Expense Year, such excess shall be credited against the next installment of the estimated Expenses due from Tenant to Landlord hereunder or if the Term has ended it shall be returned to Tenant within twenty (20) days. Any utility rebates for the Project which Landlord receives for payments made by Tenant (as part of Tenant’s Share of Expenses) shall be forwarded to Tenant so long as such rebate is received within one year following the Expiration Date or sooner termination of the Lease. If it has been determined that Tenant has overpaid Expenses during the last year of the Lease Term (including rebates of utilities applicable to Tenant), then Landlord shall reimburse Tenant for such overage on or before the twentieth (20th) day following the Expiration Date, Upon Tenant’s written request, Landlord will explain any “gross-up” of expenses and the allocation of any particular item of expense among different parts of the Project.
               (4) Other: To the extent any item of Real Estate Taxes or Expenses is payable by Landlord in advance of the period to which it is applicable (e.g. insurance and tax escrows required by Landlord’s Lender), or to the extent that prepayment is customary for the service or matter, Landlord may (i) include such items in Landlord’s estimate for periods prior to the date such item is to be paid by Landlord and (ii) to the extent Landlord has not collected the full amount of such item prior to the date such item is to be paid by Landlord, Landlord may include the balance of such full amount in a revised monthly estimate for Additional Charges. If the Commencement Date or Expiration Date shall occur on a date other than the first day of a Tax Year and/or Expense Year, Tenant’s share of Real Estate Taxes and Expenses, for the Tax Year and/or Expense Year in which the Commencement Date occurs shall be prorated.
               (5) Audit: Within twelve (12) months after receipt of any Expense Statement or Tax Statement from Landlord, Tenant shall have the right to examine Landlord’s books and records, copies of which shall be maintained in the San Francisco, Bay Area, relating to such Expense Statements and Tax Statements, or cause an independent audit thereof to be conducted by an accounting firm to be selected by Tenant and subject to the reasonable approval of Landlord. If the audit conclusively proves that Tenant has overpaid either Expenses or Real Estate Taxes, then Landlord shall promptly reimburse Tenant for such overage, and if such overage exceeds five percent (5%) of the actual amount of Expenses or Real Estate Taxes paid by Landlord for the Tax or Expense Year covered by such audit, then Landlord shall bear the reasonable cost of such audit, up to a maximum cost of $10,000. If Tenant fails to object to any such Expense Statement or Tax Statement or request an independent audit thereof within such twelve (12) month period, such Expense Statement and/or Tax Statement shall be final and shall not be subject to any audit, challenge or adjustment.
          (d) Late Charges. Tenant recognizes that late payment of any Base Rent or Additional Charges will result in administrative expenses to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if any Base Rent or Additional Charges remain unpaid three (3) days after such amount is due, the amount of such unpaid Base Rent or

Additional Charges shall be increased by a late charge to be paid to Landlord by Tenant in an amount equal to four percent (4%) of the amount of the delinquent Base Rent or Additional Charges. Tenant shall be excused once each twelve (12) month period of the Term from the application of a late fee to any Base Rent or Additional Charge which became delinquent without a prior written invoice or other notice of Landlord of such delinquency; provided, however, the late fee shall nevertheless be payable if Tenant does not cure the delinquency within ten (10) days after written notice from Landlord. In addition,, any outstanding Base Rent, Additional Charges, late charges and other outstanding amounts shall accrue interest at an annualized rate of the lesser of (i) the greater of, 10% or The Federal Reserve Discount Rate plus 5%, or (ii) the maximum rate permitted by law (the “Default Rate”), until paid to Landlord. Tenant agrees that such amount is a reasonable estimate of the loss and expense to be suffered by Landlord as a result of such late payment by Tenant and may be charged by Landlord to defray such loss and expense. The provisions of this Paragraph 3(d) in no way relieve Tenant of the obligation to pay Rent or Additional Charges on or before the date on which they are due, nor do the terms of this Paragraph 3(d) in any way affect Landlord’s remedies pursuant to Paragraph 19 in the event any Base Rent or Additional Charges are unpaid after the date due.
     4. RESTRICTIONS ON USE. Tenant shall not do or permit anything to be done in or about the Premises which will unreasonably obstruct or interfere with the rights of other tenants or occupants of the Building or the Project or injure or annoy them, nor use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause or maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer the commission of any waste in, on or about the Premises.
     5. COMPLIANCE WITH LAWS.
          (a) Tenant’s Compliance Obligations. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any present and future laws, statutes ordinances, resolutions, regulations, proclamations, orders or decrees of any municipal, county, state or federal government or other governmental or regulatory authority with jurisdiction over the Project, or any portion thereof, whether currently in effect or adopted in the future and whether or not in the contemplation of the parties hereto (collectively, “Laws”), and Tenant shall promptly, at its sole expense, maintain the Premises, any Alterations (as defined in Paragraph 6 below) permitted hereunder and Tenant’s use and operations thereon in strict compliance at all times with all Laws. “Laws” shall include, without limitation, all Laws relating to health and safety (including, without limitation, the California Occupational Safety and Health Act of 1973 an the California Safe Drinking Water and Toxic Enforcement Act of 1986, including posting and delivery of notices required by such Laws with respect to the Premises) and disabled accessibility (including, without limitation, the Americans with Disabilities Act, 42 U.S.C. Paragraph 12101 et seq.), Hazardous Substances, and all present and future life safety, fire, sprinkler, seismic retrofit, building code and municipal code requirements; provided however, that Tenant’s obligation to comply with Laws relating to Hazardous Substances is subject to the terms and conditions of Paragraph 39, and Tenant shall not be responsible for compliance with clean-up provisions of any Laws with respect to Hazardous Substances except to the extent of any release caused by the Tenant Parties or otherwise included in Tenant’s indemnity contained in Paragraph 39. Notwithstanding the foregoing, Landlord, and not Tenant, shall be responsible for correcting any condition at the Premises which is in violation of applicable Laws on or prior to the Commencement Date, except to the extent such condition is caused by the acts or omissions of the Tenant Parties or such violation results from Tenant’s use of the Premises in a manner other than as permitted under this Lease. Notwithstanding the first sentence of this Paragraph 5(a), Tenant shall not be required to make any alterations to the Premises in order to comply with Laws unless the requirement that such alterations be made is triggered by any of the following (or, if such requirement results from the cumulative effect of any of the following when added to other acts, omissions, negligence or events, to the extent such alterations are required by any of the following): (i) the installation, use or operation of any Alterations, or any of Tenant’s trade fixtures or personal property; (ii) the acts, omissions or negligence of Tenant, or any of its servants, employees, contractors, agents or licensees; or (iii) the particular use or particular occupancy or manner of use or occupancy of the Premises by Tenant, or any of its servants, employees, contractors, agents or licensees (as opposed to the use of the Premises for general office use). Any alterations that are Tenant’s responsibility pursuant to this Paragraph 5 shall be made in accordance with Paragraph 6 below. The parties acknowledge and agree that Tenant’s obligation to comply with all Laws as provided in this paragraph (subject to the limitations contained herein) is a material part of the bargained-for consideration under this Lease. Tenant’s obligations under this Paragraph and under Paragraph 7(c) below shall include, without limitation, the responsibility of Tenant to make substantial or structural repairs and alterations to the Premises to the extent provided above, regardless of, among other factors, the relationship of the cost of curative action to the Rent under this Lease, the length of the then remaining Term hereof, the relative benefit of the repairs to Tenant or Landlord, the degree to which the curative action may interfere with Tenant’s use or enjoyment of the Premises, and the likelihood that the parties contemplated the particular Law involved.
          (b) Insurance Requirements. Tenant shall not do or permit anything to be done in or about the Premises or bring or keep anything therein which will in any way increase the rate of any insurance upon the Project or any of its contents (unless Tenant agrees to pay for such increase) or cause a cancellation of any insurance on the Project or otherwise violate any requirements, guidelines, conditions, rules or orders with respect to such insurance. Tenant shall at its sole cost and expense promptly comply with the requirements of the ISO, board of fire underwriters, or other similar body now or hereafter constituted relating to or affecting Tenant’s use or occupancy of the Project (other than in situations where compliance involves repair, maintenance or replacement of items that Landlord is expressly required to repair, maintain or replace under this Lease).
          (c) No Limitation on Obligations. The provisions of this Paragraph 5 shall in no way limit Tenant’s maintenance, repair and replacement obligations under Paragraph 7 or Tenant’s obligation to pay Expenses under Paragraph 3(c). The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant, whether Landlord is a party thereto or not, that Tenant has so violated any such Law shall be conclusive of such violation as between Landlord and Tenant.
     6. ADDITIONAL ALTERATIONS. Tenant shall not make of suffer to be made any additional alterations, additions or improvements (“Alterations”) in, on or to the Premises or any part thereof without the prior written consent of Landlord, Landlord shall not unreasonably delay its processing of Tenant’s written request for such request. Tenant’s written request for consent shall contain the following Language in bold print: “This request is made pursuant to Paragraph 6 of the Lease and requires a response within a reasonable time”. Any alterations in, on or to the Premises, except for Tenant’s movable furniture and equipment (including the telephone system, security system, demountable partitions, secretarial stations, cubicles, cabinets or shelving systems and kitchen equipment, except to the extent paid for with the Tenant Improvement Allowance or Additional Allowance), shall be the property of Tenant during the Term and shall become Landlord’s property at the end of the Term without compensation to Tenant. Landlord shall not unreasonably withhold its consent to Alterations that (i) do not materially affect the structure of the Building or its electrical, plumbing, HVAC, security or other systems, (ii) are not visible from the exterior of the Premises, (iii) are consistent with Tenant’s permitted use hereunder, and (iv) do not adversely affect the value or marketability of Landlord’s reversionary interest upon termination or expiration of this Lease. In the event Landlord consents to the making of any Alterations by Tenant, the same shall be made by Tenant, at Tenant’s sole cost and expense, in accordance with plans and specifications reasonably approved by Landlord, and any contractor or person selected by Tenant to make the same must first be reasonably approved in writing by Landlord. Upon the expiration or sooner termination of the Term, Tenant shall upon demand by Landlord, at Landlord’s election either (x) at Tenant’s sole cost and expense, forthwith and with all due diligence remove any Alterations made by or for the account of Tenant, designated by Landlord to be removed (provided, however, that upon the written request of Tenant prior to installation of such Alterations, Landlord shall advise Tenant at that time whether or not such Alterations must be removed upon the expiration or sooner termination of this Lease), and restore the Premises to its original condition as of the Commencement Date, subject to normal wear and tear and the rights and obligations of Tenant concerning casualty damage pursuant to Paragraph 20 or (y) pay Landlord the reasonable estimated cost thereof; provided, however, if Tenant wishes to proceed pursuant to clause (x) it may do so if it completes all such work prior to the expiration or termination of the Term.
Notwithstanding the foregoing Tenant shall be permitted to make Alterations without Landlord’s prior written consent if all of the following conditions are met:
(A) The Alterations meet the conditions specified in clauses (i)-(iii) above;

(B) Tenant provides Landlord at least twenty (20) days prior written notice of the commencement of construction of such Alterations together with the plans and specifications for such Alterations;
(C) Such Alterations are constructed by Devcon Construction;
(D) Such Alterations are consistent with the floor plan of the floor of the Premises being altered; and
(E) The total cost of such Alterations when taken together with all Alterations constructed by Tenant in reliance upon this provision (allowing construction without Landlord’s prior written approval) over the prior 24 months, does not exceed $50,000.
     7. REPAIR AND MAINTENANCE.
          (a) Landlord shall be responsible for the following repair, replacement and maintenance obligations: (i) maintenance and repair of the exterior of the Building, roof (including roof membrane) and structural portions of the Building, (ii) repairs, replacement, and maintenance of the Building systems, including, without limitation, electrical, mechanical, HVAC and plumbing and all controls appurtenant thereto, (iii) repairs, replacement and maintenance of any elevators in the Building, (iv) repair, replacement and maintenance of Common Areas, (v) alterations to the Premises required under applicable Laws to the extent not the responsibility of Tenant pursuant to Paragraph 5 or 6 hereof, (vi) any repair, maintenance or improvements which could be treated as a “capital expenditure” under generally accepted accounting principles, (vii) any repair, maintenance or improvements which are a result of casualty or the exercise of the power of eminent domain which are Landlord’s responsibility under Paragraph 20 or 21, (viii) repairs and replacements of lighting equipment (including light bulbs), (ix) any repair, maintenance or improvements which are required as a consequence of construction defects, in Landlord’s work or the Tenant Improvements, (x) any repair, maintenance or improvements for which Landlord has a right of reimbursement from others. As part of Landlord’s maintenance of the building systems, Landlord shall implement and carry out throughout the term of this Lease an ongoing program of regular and preventative maintenance of all building systems (such program to include the periodic replacement of HVAC filters in accordance with manufacturers’ specifications and the monitoring of HVAC systems settings (i.e., percentage of outside air to ensure compliance with the specifications of the equipment manufacturers and the design of the HVAC system)) and shall in any event cause the Building HVAC system and indoor air quality of the Common Areas within the Building and the Premises to meet for the entire term of this Lease the standards set forth in Standard 62-1989 (“Ventilation for Acceptable Indoor Air Quality”), including both the requirements of the Ventilation Rate Procedure and Indoor Air Quality Procedure and the maintenance requirements, recommendations and guidelines contained therein, promulgated by the American Society of Heating, Refrigerating and Air Conditioning Engineers (“ASHRAE”), and any applicable laws, ordinances, rules air regulations now in effect or thereafter promulgated by any governmental authority having jurisdiction over the Building or persons occupying or working in the Building relating to office building indoor air quality (collectively, the “Indoor, air Quality Standard”). Landlord shall make available to Tenant Landlord’s records evidencing such maintenance efforts by Landlord, and Landlord shall cooperate with Tenant’s efforts to monitor and to maintain the Indoor Air Quality Standard in the Premises. Tenant shall have the right, from time to time, to test the air quality within the Premises; if at any time air within the Premises or a portion thereof is determined to contain carbon dioxide in excess of 1,000 parts per million (PPM) (or such lesser amount as may then violate the applicable Indoor Air Quality Standard), at Tenant’s request. Landlord will promptly make such adjustments or alterations to the ventilation system serving the Premises as are reasonably necessary to be performed which will increase ventilation in the Premises such that carbon dioxide levels in the Premises are in compliance with the Indoor Air Quality Standard. Notwithstanding the foregoing, Tenant shall be responsible for Tenant’s Share of the costs described in this paragraph to the extent such costs are properly included in Expenses.
          (b) Tenant shall maintain and repair the interior portion of the Premises and any Alterations installed by or on behalf of Tenant within the Premises, however, excluding any portions thereof which are structural in nature or which are the obligation of Landlord under Paragraph 7(a) (subject to Paragraphs 5 and

7(c)). Tenant shall be responsible for the expense of installation, operation, and maintenance of its telephone and other communications cabling from the point of entry into the Building to the Premises and throughout the Premises; though Landlord shall have the right to perform such work on behalf of Tenant in Common Areas. Tenant hereby waives and releases its right to make repairs at Landlord’s expense under Paragraphs 1941 and 1942 of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect. In addition, Tenant hereby waives and releases its right to terminate this Lease under Paragraph 1932(1) of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect. If Tenant fails after thirty (30) days’ written notice by Landlord to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by Landlord at the expense of Tenant and the expenses thereof incurred by Landlord shall be reimbursed (with interest at the Default Rate from the date Landlord incurs such cost) as Additional Charges within thirty (30) days after submission of a bill or statement therefor.
          (c) The purpose of Paragraph 7(a) and 7(b) is to define the obligations of Landlord and Tenant to perform various repair and maintenance functions; the allocation of the costs therefor are covered under this Paragraph 7(c) and Paragraph 3. Tenant shall bear the full cost of repairs or maintenance interior or exterior, structural or otherwise, to preserve the Premises and the Building in good working order and condition, arising out of (i) the existence, installation, use or operation of any Alterations, or any of Tenant’s trade fixtures or personal property; (ii) the moving of Tenant’s property or fixtures in or out of the Building or Project or in and about the Premises; or (iii) except to the extent any claims arising from any of the foregoing are reimbursed by insurance carried by Landlord, are covered by the waiver of subrogation in Paragraph 11 or are otherwise provided for in Paragraph 20, the acts, omissions or negligence of Tenant, or any of its servants, employees, contractors, agents, visitors, or licensees, or the particular use or particular occupancy or manner of use or occupancy of the Premises by Tenant or any such person (as opposed to general office use). Any Alterations required with respect to Tenant’s responsibilities pursuant to this Paragraph 7(c) shall be made in accordance with Paragraph 6.
          (d) Except to the extent any claims arising from any of the foregoing are reimbursed by rental abatement insurance carried by Landlord, are covered by the waiver of subrogation in Paragraph 11 or are otherwise provided for in Paragraph 20, there shall be no abatement of Rent with respect to, and except for Landlord’s active negligence or willful misconduct, Landlord shall not be liable for any injury to or interference with Tenant’s business arising from, any repairs, maintenance, alteration or improvement in or to any portion of the Building, including the Premises, or in or to the fixtures, appurtenances and equipment therein.
     8. LIENS. Tenant shall keep the Premises free from any liens arising out of any work performed, material furnished or obligations incurred by Tenant. In the event that Tenant shall not, within thirty (30) days after Tenant receives actual notice of the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be considered Additional Charges and shall be payable to it by Tenant on demand with interest at the Default Rate. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord, the Premises, the Building and any other party having an interest therein, from mechanics’ and material men’s liens, and Tenant shall give notice to Landlord at least five (5) business days’ prior notice of commencement of any construction on the Premises.
     9. ASSIGNMENT AND SUBLETTING.
          (a) Tenant shall not directly or indirectly, voluntarily or by operation of law, sell, assign, encumber, pledge or otherwise transfer or hypothecate all or any part of the Premises or Tenant’s leasehold estate hereunder (collectively, “Assignment”), or permit the Premises to be occupied by anyone other than Tenant or sublet the Premises or any portion thereof (collectively, “Sublease”), without Landlord’s prior written consent in each instance, which consent shall not be unreasonably withheld or delayed by Landlord. Without otherwise limiting the criteria upon which Landlord may withhold its consent to any proposed Sublease or Assignment, if Landlord withholds its consent where either (i) the creditworthiness of the proposed Sublessee or

Assignee (given to financial obligations of the proposed Sublease or Assignment) is not reasonably acceptable to Landlord or, (ii) the proposed Sublessee’s or Assignee’s use of the Premises is not in compliance with the allowed Tenant’s Use of the Premises as described in the Basic Lease Information, such, withholding of consent shall be presumptively reasonable. If Landlord consents to the Sublease or Assignment, Tenant may thereafter enter into a valid Sublease or Assignment upon the terms and condition set forth in this Paragraph 9.
Notwithstanding anything to the contrary herein, unless and until the Guaranty of this Lease by Oracle Corporation terminates pursuant to Paragraph 22(a) thereof, Landlord shall have no obligation to consent to any Sublease or Assignment or to respond to any request by Tenant for approval thereto, unless and until Landlord receives written approval by Oracle Corporation of the proposed Sublease or Assignment executed by an Authorized Officer of Oracle Corporation which includes the identity of the proposed sublessee or assignee, in substantially the following form:
Oracle Corporation, as Guarantor of the obligations of the tenant under that certain Lease dated April ___, 1999 by and between Circle Star Center Associates, L.P. as Landlord, and Network Computer, Inc. as Tenant, for the benefit of Landlord hereby approves the proposed [sublease or assignment] of [describe the portion of Premises subleased and term of sublease or the entire Premises and entire term if an assignment] to [identify proposed sublessee or assignee]. Oracle Corporation hereby confirms to Landlord and its successors and assigns that the Guaranty by Oracle Corporation of the obligations under the above mentioned Lease shall remain in full force and effect notwithstanding the proposed [sublease or assignment].

Oracle Corporation
By:
Its:

The term “Authorized Officer” shall have the meaning given in Paragraph 45 below. The above referenced approval of Oracle Corporation shall be accompanied by an incumbency certificate signed by the Secretary or Assistant Secretary of Oracle Corporation certifying that the person signing the above referenced approval on behalf of Oracle Corporation is a corporate officer of Oracle Corporation holding one of the offices constituting an Authorized Officer.
          (b) If Tenant desires at any time to enter into an Assignment of this Lease or a Sublease of the Premises or any portion thereof, it shall first give written notice to Landlord of its desire to do so, which notice shall contain (i) the name of the proposed assignee, subtenant or occupant; (ii) the name of the proposed assignee’s, subtenant, or occupant’s business to be carried on in the Premises; (iii) the terms and provisions of the proposed Assignment or Sublease; (iv) such financial information as Landlord may reasonably request concerning the proposed assignee, subtenant or occupant; and (v) the following language in bold print: “This request is made pursuant to Paragraph 9{b) of the Lease and requires a response within fifteen (15) days from the date of this notice”.
          (c) At any time within fifteen (15) days after Landlord’s receipt of the notice specified in Paragraph 9(b), Landlord may by written notice to Tenant elect to (i) consent to the Sublease or Assignment or (ii) disapprove the Sublease or Assignment.

          If Landlord consents to the Sublease or Assignment within said fifteen (15) day period, Tenant may thereafter within one hundred twenty (120) days after Landlord’s consent, but not later than the expiration of said one hundred twenty (120) days, enter into such Assignment or Sublease of the Premises or portion thereof upon the terms and conditions set forth in the notice furnished by Tenant to Landlord pursuant to Paragraph 9(b): However, during any period of time in which Tenant directly occupies less than seventy-five percent (75%) of the Premises (regardless of whether such occupancy threshold is not met at the time the Sublease is entered into or at any time during the term of such Sublease), fifty percent (50%) of any rent or other consideration realized by Tenant under any such Sublease in excess of the Base Rent and Additional Charges payable hereunder (or the amount thereof proportionate to the portion of the Premises subject to such Sublease) shall be paid to Landlord (“Bonus Rent”), after first deducting from such excess the unamortized costs of any portion, of the Tenant Improvements paid for by Tenant (and not from the Tenant Improvement Allowance or Additional Allowance) or costs reasonably incurred for tenant improvements installed by Tenant to obtain the Sublease in question, each of which are installed in that portion of the Premises which is the subject of the Sublease and which unamortized costs shall be amortized on a straight line basis (without interest) over the term of the Sublease in equal installments, and after deducting there from any customary brokers’ commissions that Tenant has incurred in connection with such Sublease amortized on a straight line basis (without interest) over the term of the Sublease.
          (d) No consent by Landlord to any Assignment or Sublease by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether arising before or after the Assignment or Sublease. The consent by Landlord to any Assignment or Sublease shall not relieve Tenant from the obligation to obtain Landlord’s express written consent to any other Assignment or Sublease. Any Assignment or Sublease that is not in compliance with this Paragraph 9 shall be void and, at the option of Landlord, shall constitute a material default by Tenant under this Lease. The acceptance of Base Rent or Additional Charges by Landlord from a proposed assignee or sublessee shall not constitute the consent to .such Assignment or Sublease by Landlord.
          (e) The following shall be deemed a voluntary assignment of Tenant’s interest in this Lease: (i) any dissolution, merger, consolidation, or other reorganization of Tenant; and (ii) if the capital stock of Tenant is not publicly traded, the sale or transfer to one person or entity stock possessing more than fifty percent (50%) of the total combined voting power of all classes of Tenant’s stock issued, outstanding and entitled to vote for the election of directors. Notwithstanding anything to the contrary contained in this Paragraph 9, Tenant may enter into any of the following transfers (a “Permitted Transfer”) without Landlord’s prior written consent: (1) Tenant may assign its interest in the Lease to a corporation which results from a merger, consolidation or other reorganization, so long as the surviving corporation has a net worth immediately following such transaction that is equal to or greater than the net worth of Tenant as of the date immediately prior to such transaction; and (2) Tenant may assign this Lease to a corporation which purchases or otherwise acquires all or substantially all of the assets of Tenant, so long as such acquiring corporation has a net worth immediately following such transaction that is equal to or greater than the net worth of Tenant as of the date immediately prior to such transaction.
          (f) No Assignment shall be binding on Landlord unless the assignee or Tenant shall deliver to Landlord a counterpart of the Assignment in form that contains a covenant of assumption by the assignee satisfactory in substance and form to Landlord, consistent with the requirements of this Paragraph 9(f), but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability hereunder. No Sublease shall be binding on Landlord unless Landlord shall agree in writing following termination of this Lease to recognize such Sublessee and such Sublessee agrees in writing to attorn to Landlord on the terms and conditions of the sublease (including the obligations under this Lease to the extent that they relate to the portion of the Premises subleased).
          (g) Tenant shall have the right, without Landlord’s consent but with written notice to Landlord at least ten (10) days prior thereto, to enter into an Assignment of Tenant’s interest in the Lease or a Sublease of all or any portion of the Premises to an Affiliate (as defined below) of Tenant, provided that in connection with an Assignment that is not a sublease, (i) the Affiliate delivers to Landlord concurrent with such Assignment a written notice of the Assignment and an assumption agreement whereby the Affiliate assumes and agrees to perform, observe and abide by the terms, conditions, obligations, and provisions of this Lease; and (ii) the entity remains an Affiliate throughout the term of this Lease (and the assumption agreement shall contain provisions consistent with the provisions of this subparagraph allowing Landlord to terminate this Lease at such time as the entity is no longer an Affiliate of the original Tenant). If this Lease is assigned to an Affiliate and thereafter any circumstance occurs which causes such assignee to no longer be an Affiliate of the original Tenant, Tenant shall give written notice thereof to Landlord, which notice, to become effective, shall refer to Landlord’s right to terminate this Lease pursuant to this subparagraph (“Affiliation Termination Notice”). Following occurrence of the circumstance giving rise to the discontinuation of such assignee being an Affiliate (“Affiliate Termination”) of the original Tenant, Landlord shall be entitled to terminate this Lease unless Landlord has given its prior written consent to such circumstance, which consent shall not be unreasonably withheld by Landlord so long as such assignee (after giving effect to such circumstance) has financial strength, (as demonstrated by audited financial statements) equal to or greater than the original Tenant (including its net worth) as of the date of execution of this Lease, or the original Tenant executes a guaranty in usual form reasonably acceptable to Landlord (however, this does not imply that Tenant would be released without such guaranty). No Sublease or Assignment by Tenant made pursuant to this Paragraph shall relieve Tenant of Tenant’s obligations under this Lease. As used in this paragraph, the term “Affiliate” shall mean and collectively refer to a corporation or other entity which controls, is controlled by or is under common control with Tenant, by means of an ownership of either (aa) more than fifty percent (50%) of the outstanding voting shares of stock or partnership or other ownership interests, or (bb) stock, or partnership or other ownership interests, which provide the right to control the operations, transactions and activities of the applicable entity.
          (h) Notwithstanding anything to the contrary herein (x) Guarantor is hereby ‘approved in respect of an Assignment or Sublease by Tenant to Guarantor regardless of whether Guarantor is an Affiliate of Tenant at the time and (y) in connection with an Assignment to Guarantor, Guarantor shall assume all of Tenant’s obligations under this Lease. Upon such assumption by Guarantor any security held by Landlord in respect to the portion of the Premises which is the subject of the Assignment or Sublease assumed by Guarantor, shall be released by Landlord.
     10. INSURANCE AND INDEMNIFICATION.
          (a) Except to the extent caused by the negligence or willful misconduct of Tenant Parties (as defined in Paragraph 10(c) below) or Tenant’s breach of this Lease, Landlord shall indemnify and hold Tenant harmless from and defend Tenant against any and all claims or liability for any injury or damage to any person or property including any reasonable attorney’s fees (but excluding any consequential damages or loss of business) occurring in, on, or about the Project to the extent such injury or damage is caused by the negligence or willful misconduct of Landlord, its agents, servants, contractors, employees (collectively, including Landlord, “Landlord Parties”) or Landlord’s breach of this Lease.
          (b) Landlord shall not be liable to Tenant, and Tenant hereby waives all claims against Landlord Parties for any injury or damage to any person or property in or about the Premises by or from any cause whatsoever (other than the negligence or willful misconduct of Landlord Parties, including Landlord’s negligence or willful misconduct as related to construction or property management), and without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement, or other portion of the Premises or the Building, or caused by gas, fire, oil, electricity, or any cause whatsoever, in, on, or about the Premises, the Building or any part thereof (other than that caused by the negligence or willful misconduct of Landlord Parties). Tenant acknowledges that any casualty insurance carried by Landlord will not cover loss of income to Tenant or damage to the alterations in the Premises installed by Tenant or Tenant’s personal property located within the Premises. Tenant shall be required to maintain the insurance described in Subparagraph 10(d) below during the Term.
          (c) Except to the extent caused by the negligence or willful misconduct of Landlord Parties or Landlord’s breach of this Lease, Tenant shall indemnify and hold Landlord harmless from and defend Landlord against any and all claims or liability for any injury or damage to any person or property whatsoever: (i) occurring in or on the Premises; or (ii) occurring in, on, or about any other portion of the Project to the extent such injury or damage shall be caused by the negligence or willful misconduct by Tenant, its agents, servants, employees, or invitees (collectively, including Tenant, “Tenant Parties”). Tenant further agrees to indemnify and hold Landlord harmless from, and defend Landlord against, any and all claims, losses, or liabilities (including damage to Landlord’s property) arising from (x) any breach of this Lease by Tenant and/or (y) the conduct of any work or business of Tenant Parties in or about the Project and/or (z) any matter referred to in Paragraph 10(g). This Paragraph 10 does not govern, liability for Hazardous Substances, which subject is governed by Paragraph 39 of the Lease concerning Hazardous Substance liability.
          (d) Tenant shall procure at its cost and expense and keep in effect during the Term the following insurance: (i) commercial general liability insurance including contractual liability with a minimum combined single limit of liability of Three Million Dollars ($3,000,000). Such insurance shall name Landlord as an additional insured, shall specifically include the liability assumed hereunder by Tenant, and shall provide that it is primary insurance, and not excess over or contributory with any other valid, existing, and applicable insurance in force for or on behalf of Landlord, and shall provide that Landlord shall receive thirty (30) days’ written notice from the insurer prior to any cancellation or change of coverage; (ii).“all: risk” property insurance (including, without limitation, boiler and machinery (if applicable); sprinkler damage, vandalism and malicious mischief) on all leasehold improvements installed in the Premises by Tenant at its expense (if any), and on all Tenant’s personal property. Such insurance shall be an amount equal to full replacement cost of the aggregate of the foregoing and shall provide coverage comparable to the coverage in the standard ISO All Risk form, when such form is supplemented with the coverage’s required above; (iii) worker’s compensation insurance; and (iv) such other insurance as may be required by the law. Tenant shall deliver policies of such insurance or certificates thereof to Landlord on or before the Commencement Date, and thereafter at least thirty (30) days before the expiration dates of expiring policies; and, in the event Tenant shall fail to procure such insurance, or to deliver such policies or certificates, Landlord may, at its option, procure same for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Charges within five (5) days after delivery to Tenant of bills therefor.
          (e) The provisions of this paragraph 10 shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.
          (f) Landlord shall maintain insurance on the Project against fire and risks covered by “all risk” (excluding earthquake and flood, though Landlord, at its option, may include this coverage) on a 100% of “replacement cost” basis (though reasonable deductibles may be included under such coverage). Landlord’s insurance shall also cover the improvements installed by Landlord prior to the commencement of the Term, shall have a building ordinance provision, and shall provide for rental interruption insurance covering a period of twelve (12) full months. In no event shall Landlord be deemed a co-insurer under such policy. Landlord shall also maintain contractual liability coverage (or with contractual liability endorsement) on an occurrence basis in amounts not less than Three Million Dollars ($3,000,000) per occurrence with respect to bodily injury or death and property damage. Notwithstanding the foregoing obligations of Landlord to carry insurance, Landlord may modify the foregoing coverages if and to the extent it is commercially reasonable to do so.
          (g) Tenant acknowledges that even if Landlord installs and operated security cameras or other security equipment and/or provides any other services that could be construed as being intended to enhance security, Landlord shall have no obligation to Tenant or to any of Tenant’s employees, customers or invitees for any damage, claim, loss or liability related to any claim that Landlord had a duty to provide security or that the equipment or services provided by Landlord were inadequate, inoperative or otherwise failed to provide adequate security. Any such claim made against Landlord by any employee, customer or invitee of Tenant shall be included within Tenant’s obligation of indemnity and defense set forth in subparagraph (c) above.
     11. WAIVER OF SUBROGATION. Notwithstanding anything to the contrary in this Lease, the parties hereto release each other and their respective agents, employees, successors, assignees and subtenants from all liability for injury to any person or damage to any property that is caused by or results from a risk (i) which is actually insured against, to the extent of receipt of payment under such policy (unless the failure to receive payment under any such policy results from a failure of the insured party to comply with or observe the terms and conditions of the insurance policy covering such liability, in which event, such release shall not be so limited), (ii) which is required to be insured against under this Lease, or (iii) which would normally be covered by the standard form of “all risk-extended coverage” casualty insurance, without regard to the negligence or willful misconduct of the entity so released. Landlord and Tenant shall each obtain from their respective insurers under all policies of fire, theft, and other property insurance maintained by either of them at any time during the Term insuring or covering the Project or any portion thereof of its contents therein, a waiver of all rights of subrogation which the insurer of one party might otherwise, if at all, have against the other party, and Landlord and Tenant shall each indemnify the other against any loss or expense, including reasonable attorneys’ fees, resulting from the failure to obtain such waiver.
     12. SERVICES AND UTILITIES.
          (a) Landlord shall provide the maintenance and repairs described in paragraph 7(a), except for damage occasioned by the act of Tenant, in which case, but in any event subject to the terms of Paragraph 11 above, such damage shall be repaired by Landlord at Tenant’s expense.
          (b) Subject to the provisions elsewhere herein contained and to the rules and regulations of the Building, Landlord agrees to furnish to the premises during ordinary business hours of generally recognized business days, to be determined by Landlord (but exclusive, in any event, of Saturdays, Sundays and legal holidays), hot and cold water and electricity suitable for the intended use of the Premises, heat and air conditioning required in Landlord’s judgment for the comfortable use and occupation of the Premises, janitorial services during the times and in the manner that such services are, in landlord’s judgment, customarily furnished in comparable office buildings in the immediate market area, and elevator service (if the Building has an elevator) which shall mean service either by non-attended automatic elevators or elevators with attendants, or both, at the option of the Landlord. Notwithstanding the above, except in the case of emergencies, utilities to the Building and elevator service shall be provided every day. At Tenant’s request, Landlord shall provide additional or after hours heating or air conditioning and Tenant shall pay to Landlord a reasonable charge for such services as determined by Landlord (not to exceed Landlord’s actual costs, which costs do not include depreciation). Tenant agrees at all times to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may prescribe for the proper functioning and protection of the heating, ventilating and air conditioning system. Wherever heat generating machines, excess lighting or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises, and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord. To the extent Tenant requires water, electricity, heat, air conditioning or other services in portions of the Premises which are not metered separately from other tenants of the Project and in amounts in excess of amounts delivered to such other tenants of the Project as reasonably determined by Landlord, Tenant shall pay to Landlord a reasonable charge for such excess amounts as determined by Landlord. Landlord shall make available to Tenant reasonable documentation supporting its charges for such excess services.
          (c) Tenant will not without the written consent of Landlord, which consent shall not be unreasonably, withheld or delayed, use any apparatus or device in the Premises which, when used, puts an excessive load on the Building or its structure or systems, including, without limitation, electronic data processing machines, punch card machines and machines using excess lighting or voltage in excess of the amount for which the Building is designed, which will in any way materially increase the amount of gas, electricity or water usually furnished or supplied for use of the Premises as general office space; nor connect with electric current, except through existing electrical outlets in the Premises, or water pipes or gas outlets, any apparatus or device for the purposes of using gas, electrical current or water. If Tenant shall require water or electrical current or any other resource in excess of that usually furnished or supplied for use of the Premises as general office space, Tenant shall first obtain the consent of Landlord, which Landlord may refuse, to the use thereof, and Landlord may cause a special meter to be installed in the Premises so as to measure the amount of water, electric current or other resource consumed for any such other use. The cost of any such meters and of installation, maintenance an repair thereof shall be paid for by Tenant, and Tenant agrees to pay Landlord promptly upon demand by Landlord for all such water, electric current or other resource consumed, as shown by said meters, at the rates charged by the local public utility, furnishing the same, plus any additional expense incurred, in keeping account of the water, electric current or other resource so consumed.

          (d) Landlord shall not be in default hereunder, nor be deemed to have evicted Tenant, nor be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the foregoing utilities and services; (ii) failure to furnish or delay in furnishing any services to be provided by Landlord when such failure or delay is caused by Force Majeure, or by the making of repairs or improvements to the Premises or to the Building (unless such failure or delay is caused by Landlord’s negligence or willful misconduct); or (iii) the limitation, curtailment, rationing or restriction on use of water, electricity, gas or any other form of energy, or any other service or utility whatsoever serving the Premises, the Building or the Project. Furthermore, Landlord shall be entitled to cooperate with the mandatory requirements of national, state or local governmental agencies or utilities suppliers in connection with reducing energy or other resources consumption. If the Premises become unsuitable for Tenant’s use as a consequence of cessation of gas and electric utilities or other services provided to the Premises resulting from a casualty covered by Landlord’s insurance, then Tenant’s Base Rent and Additional Charges shall abate during the period of time in which Tenant cannot occupy the Premises for Tenant’s use, but only to the extent of rental abatement insurance proceeds received by Landlord. Landlord shall use reasonable diligence to make such repairs as may be required to lines, cables, wires, pipes equipment or machinery within the Project to provide restoration of the services. Landlord is responsible for providing under this Paragraph 12 and, where the cessation or interruption of such services has occurred due to circumstances or conditions beyond Project boundaries, to cause the same to be restored, by diligent application or request to the provider thereof. In no event shall any mortgagee or beneficiary under any mortgage or deed of trust on all or any portion of the Project, the Building, or the land on which all or any portion of the Project is located (any such mortgagee or beneficiary, a “Mortgagee”) be or become liable for any default of Landlord under this Paragraph 12.
     13. TENANT’S CERTIFICATES. Tenant, at any time and from time to time, within ten (10) days from receipt of written notice from Landlord, will execute, acknowledge and deliver to Landlord and, at Landlord’s request, to any prospective tenant, purchaser, ground or underlying lessor or Mortgagee or any other party acquiring an interest in Landlord, a certificate of Tenant substantially in the form attached as Exhibit “D” and also containing any other information that may reasonably be required by any of such persons. It is intended that any such certificate of Tenant delivered pursuant to this Paragraph 13 may be relied upon by Landlord and any prospective tenant, purchaser, ground or underlying lessor or Mortgagee, or such other party. If requested by Tenant, Landlord shall provide Tenant with a similar certificate.
     14. HOLDING OVER. If Tenant (directly or through any successor-in-interest of Tenant) remains in possession of any or all of the Premises after the expiration or termination of this Lease with the consent of Landlord, such continued possession shall be construed to be a tenancy from month to month at one hundred twenty-five percent (125%) of the Monthly Base Rent herein specified (and shall be increased in accordance with Paragraph 4(b) [Adjustments in Base Rent]), together with an amount estimated by Landlord for the monthly Additional Charges payable under this Lease, and shall otherwise be on the terms and conditions herein specified so far as applicable. If Tenant (directly or through any successor-in-interest of Tenant) remains in possession of all or any portion of the Premises after the expiration or termination of this Lease without the consent of Landlord, Tenant’s continued possession shall be on the basis of a tenancy at the sufferance of Landlord. In such event, Tenant shall continue to comply with or perform all the terms and obligations of Tenant under this Lease, except that the Monthly Base Rent during Tenant’s holding over shall be the greater of the then-fair market rent for the Premises (as reasonably determined by Landlord) or one hundred fifty percent (150%) of the Monthly Base Rent and Additional Charges payable in the last full month prior to the termination hereof (and shall be increased in accordance with Paragraph 4(b) [Adjustments in Base Rent]). In addition to Rent, Tenant shall pay Landlord for all damages proximately caused by reason of the Tenant’s retention of possession. Landlord’s acceptance of Rent after the termination of this Lease shall not constitute a renewal of this Lease, and nothing contained in this provision shall be deemed to waive Landlord’s right of re-entry or any other right hereunder or at law. Tenant acknowledges that, in Landlord’s marketing and re-leasing efforts for the Premises, Landlord is relying on Tenant’s vacation of the Premises on the Expiration Date. Accordingly, Tenant shall indemnify, defend and hold Landlord harmless from and against all claims, liabilities, losses, costs, expenses and damages arising or resulting directly or indirectly from Tenant’s failure to timely surrender the Premises, including (i) any loss, cost or damages suffered by any prospective tenant of all or any part of the Premises, and (ii) Landlord’s damages as a result of such prospective tenant rescinding or refusing to enter into the prospective lease of all or any portion of the Premises by reason of such failure of Tenant to timely surrender the Premises.
     15. SUBORDINATION.
          (a) Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to: (i) the Encumbrances and all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both; (ii) any CC&R’s, currently in effect or that Landlord may enter into in the future, that affect the Building or the Common Areas; and (iii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, land, ground leases or underlying leases, or Landlord’s interest or estate in any of said items, is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or, cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord at the option of such successor in interest. Notwithstanding anything to the contrary contained herein.(but subject to subparagraph 15(b) below), this Lease shall not be subject or subordinate to any ground or underlying lease or to any lien, mortgage, deed of trust or other security interest affecting the Premises, unless the ground lessor, lender or other holder of the interest to which this lease would be subordinated executes a reasonable recognition and non-disturbance agreement which provides that Tenant shall be entitled to continue in possession of the Premises on the terms and conditions of this Lease if and for so long as Tenant fully performs all of its obligations hereunder. Tenant covenants and agrees to execute and deliver upon demand by Landlord and in the form requested by Landlord and reasonably acceptable to Tenant, any customary additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant shall execute, deliver and record any such documents within twenty (20) days after Landlord’s written request.
          (b) Notwithstanding the provisions of subparagraph 15(a) above to the contrary, specifically with regard to the Ground Lease (as defined in Exhibit “E”), this Lease shall be subject to and subordinate to the terms, covenants and conditions of the Ground Lease and the rights of the Lessor (as defined in the Ground Lease), without the requirement that the Lessor enter into a separate recognition and non- disturbance agreement as contemplated by subparagraph 15(a), provided that Landlord and Tenant agree to the following conditions as required by Article 25 of the Ground Lease:
               (1) Upon any termination or surrender of the Ground Lease, this Lease shall continue in full force and effect and the Tenant (defined as “sublessee” in the Ground Lease) shall attorn to, or, at the option of Lessor (as defined in the Ground Lease), enter into a direct lease on identical terms (i.e. the terms of this Lease) with, Lessor;
               (2) Lessor shall not be bound by any prepayment of rent hereunder; and
               (3) Tenant and Landlord agree that this Lease is an arm’s length transaction between Landlord (defined as “Lessee” in the Ground Lease) and Tenant (defined as “the subtenant” in the Ground Lease), and that Tenant is not an Affiliate (as defined in the Ground Lease) of Landlord.
     16. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations attached to this Lease as Exhibit "C” and all reasonable modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible for the non performance by any other Tenant or occupant of the Building or the Project of any said rules and regulations. In the event of an express and direct conflict between the terms, covenants, agreements and conditions of this Lease and those set forth in the rules and regulations, as modified and amended from time to time by Landlord, this Lease shall control.

     17. RE-ENTRY BY LANDLORD. Landlord reserves and shall at all reasonable times, upon reasonable prior notice (except in the case of an emergency), and subject to Tenant’s, reasonable security precautions and the tight of Tenant to accompany Landlord at all times, have the right to re-enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder (unless Tenant is supplying such service), to show the Premises to prospective purchasers, Mortgagees or tenants (as to prospective tenants, only during the last twelve (12) months of the Lease Term), to post notices of nonresponsibiliry or as otherwise required or allowed by this Lease or by law, and to alter, improve or repair the Premises and any portion of the Building and may for that purpose erect, use, and maintain scaffolding, pipes, conduits, and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising from Landlord’s entry and acts pursuant to this Paragraph and Tenant shall not be entitled to an abatement or reduction of Base Rent or Additional Charges if Landlord exercises any rights reserved in this paragraph Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant’s business, any-loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby, except for Landlord’s negligence or willful misconduct. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to un-lock all of the doors in, upon and about the Premises, excluding Tenant’s vaults and safes, or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem necessary or proper to open said doors in an emergency, in order to obtain entry to any portion of the Premises, and any entry to the Premises, or portion thereof obtained by Landlord by any of said means, or otherwise, shall not under any emergency circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or; constructive, of Tenant from the Premises or any portions thereof. Landlord shall use best efforts during re-entry to not unreasonably interfere with Tenant’s use of the Premises or its business conducted therein. Tenant acknowledges that the first floor telephone equipment room provides third party access to the electronic sign equipment that operates the sign facing Highway 101 and that Landlord retains the right to access to such facilities at all times without notice. Tenant acknowledges that it has no right hereunder to use of such electronic sign.
     18. INSOLVENCY OR BANKRUPTCY. The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or an assignment of Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any insolvency, bankruptcy, reorganization or other debtor relief proceedings, whether now existing or hereafter amended or enacted (collectively “Insolvency Proceeding”), shall at Landlord’s option constitute a breach of this Lease by Tenant unless a petition in bankruptcy, or receiver attachment, or other remedy pursued by a third party is discharged within sixty (60) days. Upon the happening of any such event or at any time thereafter, this Lease shall terminate five (5) days after written notice of termination from Landlord to Tenant. In no event shall this Lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency, reorganization or other debtor relief proceedings.
     19. DEFAULT.
          (a) The failure to perform or honor any covenant, condition or representation made under this Lease shall constitute a “default” hereunder by Tenant upon expiration of the appropriate grace or cure period hereinafter provided. Tenant shall have a period of three (3) days from the date of written notice from Landlord (which notice shall be in lieu of and not in addition to the notice required by Section 1161 of the California Code of Civil Procedure) within which to cure any failure to pay Base Rent or Additional Charges; provided, however, that Landlord shall not be required to provide such notice more than four times during any two (2) year period during the Term with respect to non-payment of Base Rent or Additional Charges, the fifth such non-payment constituting default without requirement of notice. Tenant shall have a period of thirty (30) days from the date of written notice from Landlord within which to cure any other curable failure to perform any obligation under this Lease; provided, however, that with respect to any curable failure to perform other than the payment of Base Rent or Additional Charges that cannot reasonably be cured within thirty (30) days, the cure period shall be extended if Tenant commences to cure within thirty (30) days from Landlord’s notice and continues to prosecute diligently the curing thereof. Notwithstanding the foregoing, (i) if a different cure period is specified elsewhere in this Lease or the Work Letter with respect to any specific obligation of Tenant, such specific cure period shall apply with respect to a failure of such obligation; and (ii) the foregoing cure rights shall not extend the specified time for compliance with any required delivery, approval or performance obligation of Tenant under the Work Letter. Upon a default of this Lease by Tenant, Landlord shall have the following rights and remedies in addition to any other rights or remedies available to Landlord at law or in equity:
               (1) The rights and remedies provided by California Civil Code, Section 1951.2, including but not limited to, recovery of the worth at the time of award of the amount by which the unpaid Base Rent and Additional Charges for the balance of the Term after the time of award exceeds the amount of rental loss for the same period that the Tenant proves could be reasonably avoided, as computed pursuant to subsection (b) of said Section 1951.2;
               (2) The rights and remedies provided by California Civil Code, Section 1951.4, that allows Landlord to continue this Lease in effect, and to enforce all of its rights and remedies under this Lease, including the right to recover Base Rent and Additional Charges as they become due, for so long as Landlord does not terminate Tenant’s right to possession; provided, however, if Landlord elects to exercise its remedies described in this Paragraph 19(a)(ii) and Landlord does not terminate this Lease, and if Tenant requests Landlord’s consent to an assignment of this Lease or a sublease of the Premises at such time as Tenant is in default, Landlord shall not unreasonably withhold its consent to such assignment or sublease. Acts of maintenance or preservation, efforts to relet the Premises or the appointment of a receiver upon Landlord’s initiative to protect its interest under this Lease shall not constitute a termination of Tenant’s rights to possession;
               (3) The right to terminate this Lease by giving notice to Tenant in accordance with applicable law;
               (4) If Landlord elects to terminate this Lease, the right and power to enter the Premises and remove therefrom all persons and property and, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and apply such proceeds therefrom pursuant to applicable California law.
          (b) Landlord shall have a period of thirty (30) days from the date of written notice from Tenant within which to cure any default by Landlord under this Lease; provided, however, that with respect to any default that cannot reasonably be cured within thirty (30) days, the default shall not be deemed to be uncured if Landlord commences to cure within thirty (30) days from Tenant’s notice and continues to prosecute diligently the curing thereof. Tenant agrees to give any Mortgagee, by registered or certified mail, a copy of any Notice of Default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing, (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagee shall have an additional thirty (30) days (provided that Tenant notifies Mortgagee concurrently with Tenant’s notice to Landlord at the beginning of Landlord’s thirty (30) day period; otherwise Mortgagee shall have sixty days from the date on which it is noticed) within which to cure such default or if such default cannot be cured within that time, then the cure period shall be extended for such additional time as may be necessary to cure such default shall be granted if within such applicable period Mortgagee has commenced and continues to prosecute diligently the cure of such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure).
     20. DAMAGE BY FIRE, ETC. If the Premises or the Building are damaged by fire or other casualty, Landlord shall forthwith repair the same, provided that such repairs can be made within two hundred seventy (270) days after the date of such damage under the laws and regulations of the federal, state and local governmental authorities having jurisdiction thereof. In such event, this Lease shall remain in full force and effect except that Tenant shall be entitled to a proportionate reduction of Base Rent and Additional Charges while such repairs to be made hereunder by Landlord are being made. Such reduction of rent, if any, shall be based upon the greater of (i) the proportion that the area of the Premises rendered untenantable by such damage bears to the total area of the Premises; or (ii) the extent to which such damage and the making of such repairs by Landlord shall interfere with the business carried on by Tenant in the Premises, where clause (ii) is limited to the extent of rental abatement insurance allowed by Landlord’s casualty insurance policy. Within twenty (20) days after the date of such damage, Landlord shall notify Tenant of the approximate date by which Landlord believes that it can complete the repair of such damage (“Estimated Damage Completion Date”) (including such dates for each floor of the Premises if the completion thereof will occur on different dates) and the date by which Landlord would need to commence construction (“Estimated Construction Commencement Date”) in order to complete repairs by the Estimated Damage Completion Date and Landlord’s determination thereof shall be binding on Tenant. If Landlord’s Estimated Damage Completion Date is more than two hundred seventy (270) days from the date of such damage, Landlord shall have the option within thirty (30) days after the date of such damage either to: (i) notify Tenant of Landlord’s intention to repair such damage and diligently prosecute such repairs, in which event (subject to Tenant’s right to terminate specified below) this Lease shall continue in full force and effect and the Base Rent and Additional Charges shall be reduced as provided herein; or (ii) notify Tenant of Landlord’s election to terminate this Lease as of a date specified in such notice, which date shall not be less than thirty (30) days nor more than sixty (60) days after notice is given; provided, however, in the event the damage giving rise to such right to terminate this Lease by Landlord is the result of damage in only one of the two buildings in the Project, Landlord’s right to terminate this Lease shall only apply to the portion of the Premises, if any, in such building, and in such event the Lease shall remain in full force and effect with respect to the balance of the Premises and the Base Rent and Tenant’s Share shall be appropriately adjusted to reflect the portion of the Premises, if any, with respect to which this Lease is terminated. In the event that such notice to terminate is given by Landlord, this Lease shall terminate on the date specified in such notice. In the event that Landlord notifies Tenant that Landlord’s Estimated Damage Completion Date is more than two hundred seventy days (270) days following the date of the damage, Tenant shall have a right to terminate the Lease in respect of all floors of the Premises to which Landlord’s notice applies (“Affected Premises Portion”) within fifteen (15) days following receipt of Landlord’s notice, by providing Landlord with written notice of its election to do so. In such event (and also in the event Landlord terminates the lease pursuant to the immediately preceding sentence), Tenant shall have no liability in respect of the portion of the Premises with respect to which the Lease was terminated, for payment of the deductible under Landlord’s insurance relating to such damage. In case of termination by either event, the Base Rent and Additional Charges shall be reduced by a proportionate amount based upon the extent to which such damage interfered with the business carried on by Tenant in the Premises, and Tenant shall pay such reduced Base Rent and Additional Charges up to the date of termination. Landlord agrees to refund to Tenant any Base Rent and Additional Charges previously paid in respect of a portion of the Premises with respect to which the Lease has terminated, for any period of time subsequent to such date of such termination. In the event the Lease is terminated in respect of only a portion of the Premises leaving the Lease in effect with respect to the balance of the Premises the Base Rent and Tenan t’s Share shall be appropriately adjusted. If, and to the extent, neither Landlord nor Tenant have terminated this Lease pursuant to the provisions set forth above, and the construction of the repairs has not commenced within ninety (90) days of the Estimated Construction Commencement Date, Tenant shall have the additional right to terminate this Lease in respect of the Affected Premises Portion during the first five (5) business days of each calendar month following the end of such period until such time as construction of the repairs has commenced, by notice to Landlord (the “Damage Termination Notice”), effective as of a date set forth in the Damage Termination Notice (the “Damage Termination Date”), which Damage Termination Date shall be no earlier than thirty (30) days or later than sixty (60) days following the date of such Damage Termination Notice. At any time, from time to time, after the date occurring sixty (60) days after the date of the damage, Tenant may request that Landlord inform Tenant of Landlord’s reasonable opinion of the date of completion of the repairs and Landlord shall respond to such request in reasonable detail within five (5) business days following receipt of such request. The repairs to be made hereunder by Landlord shall not include, and Landlord shall not be required to repair, any damage by fire or other cause to the property of Tenant or any repairs or replacements of any paneling, decorations, railings, floor coverings or any alterations, additions, fixtures or Improvements installed on the Premises by or at the expense of Tenant (excluding the initial Tenant Improvements constructed by Landlord). Tenant hereby waives the provisions of Section 1932.2, and Section 1933.4, of the Civil Code of California. Notwithstanding anything contained herein to the contrary, if a Major Casualty occurs with respect to any portion of the Building, and the net insurance proceeds obtained as a result of such casualty are ninety percent (90%) or a lesser percentage of the cost of restoration, rebuilding or replacement, then Landlord shall not be obligated to undertake such restoration, rebuilding or replacement unless Landlord elects to do so in writing. For the purpose of this Lease, a “Major Casualty” shall mean a casualty that renders unusable twenty percent (20%) or more of the Net Rentable Area of the Building or which materially adversely affects the use of such Building.
     21. EMINENT DOMAIN. If any part over 15% of the Premises shall be taken or appropriated under the power of eminent domain or conveyed in lieu thereof, Tenant shall have the right to terminate this Lease at its option. If any part of the Building shall be taken or appropriated under power of eminent domain or conveyed in lieu thereof and such taking is so extensive that it renders the remaining portion of the Building unsuitable for the use being made of the Building on the date immediately preceding such taking, Landlord may terminate this Lease at its option. In either of such events, Landlord shall receive (and Tenant shall assign to Landlord upon demand from Landlord) any income, rent, award or any interest therein which may be paid in connection with the exercise of such power of eminent domain, and Tenant shall have no claim against Landlord for any part of sum paid by virtue of such proceedings, whether or not attributable to the value of the unexpired term of this Lease except that Tenant shall be entitled to petition the condemning authority for the following : (i) the then unamortized cost of any Alterations or tenant improvements paid for by Tenant from its own funds (as opposed to any allowance provided by Landlord); (ii) the value of Tenant’s trade fixtures; (iii) Tenant’s relocation costs; (iv) Tenant’s goodwill, loss of business and business interruption; and (v) one-half of the amount which is the lesser of (a) the bonus value of this lease, or (b) the amount of the award in excess of the sum of amounts payable to Landlord’s ground lessor (if any) and any holder of a mortgage or other third party lien encumbering Landlord’s ground lease estate or fee simple ownership in the Property. If a part of the Premises shall be so taken or appropriated or conveyed and neither party, hereto shall elect to terminate this Lease and the Premises have been damaged as a consequence of such partial taking or appropriation or conveyance, Landlord shall restore the Premises continuing under this Lease at Landlord’s cost and expense; provided, however, that Landlord shall not be required to repair or restore any injury or damage to the property of Tenant or to make any repairs or restoration of any Alterations installed on the Premises by or at the expense of Tenant. Thereafter, the Base Rent and Additional Charges to be paid under this Lease for the remainder of the Term shall be proportionately reduced, such that thereafter the amounts to be paid by Tenant shall be in the ratio that they are of the portion of the Premises not so taken bears to the total area of the Premises prior to such taking. Notwithstanding anything to the contrary contained in this Paragraph 21, if the temporary use or occupancy of any part of the Premises shall be taken or appropriated under power of eminent domain during the Term, this Lease shall be and remain unaffected by such taking or appropriation and Tenant shall continue to pay in full all Base Rent and Additional Charges payable hereunder by Tenant during the Term; in the event of any such temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the use of or occupancy of the Premises during the Term, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration of the Premises and the use and occupancy of the Premises after the end of the Term. If such temporary taking is for a period longer than two hundred and seventy (270) days and unreasonably interferes with Tenant’s use of the Premises or the Project Common Areas, then Tenant shall have the right to terminate the Lease. Landlord and Tenant understand and agree that the provisions of this Paragraph 21 are intended to govern fully the rights and obligations of the parties in the event of a Taking of all or any portion of the Premises. Accordingly, the parties each hereby waives any right to terminate this Lease in whole or in part under Sections 1265.120 and 1265.130 of the California Code of Civil Procedure or under any similar Law now or hereafter in effect.
     22. SALE BY LANDLORD. If Landlord sells or otherwise conveys its interest in the Premises, Landlord shall be relieved of its obligations under the Lease from and after the date of sale or conveyance (including the obligations of Landlord under Paragraph 39), only when Landlord transfers any security deposit of Tenant to its successor and the successor assumes in writing the obligations to be performed by Landlord on and after the effective date of the transfer (including the obligations of Landlord under Paragraph 39), whereupon Tenant shall attorn to such successor.
     23. RIGHT OF LANDLORD TO PERFORM. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant’s sole cost and expense and without any abatement of Base Rent or Additional Charges. If Tenant shall default in the payment of any sum of money, other than Base Rent or Additional Charges, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for the applicable cure period provided in Paragraph 19 (except in the event of emergency, when no cure period shall be required), Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such act on Tenant’s part to be made or performed as provided in this Lease. All sums so paid by Landlord and all necessary incidental costs together with interest thereon at the Default Rate, from the date of such payment by Landlord shall be payable as Additional Charges to Landlord on demand.
     24. SURRENDER OF PREMISES.
          (a) At the end of the Term or any renewal thereof or other sooner termination of this Lease, Tenant will peaceably deliver to Landlord possession of the Premises, together with all improvements or additions upon or belonging to Landlord, by whomsoever made, in the same condition as received, or first installed, subject to the terms of Paragraphs 39 & 21 and the rights and obligation of Tenant concerning casualty damage pursuant to Paragraph 20, damage by fire, earthquake, Act of God, ordinary wear and tear, Hazardous Substances (other than those for which Tenant is indemnifying Landlord pursuant to Paragraph 39) or the elements alone excepted. Tenant may, upon the termination of this Lease, remove all movable furniture and equipment belonging to Tenant, at Tenant’s sole cost, provided that Tenant repairs any damage caused by such removal. Property not so removed shall be deemed abandoned by Tenant, and title to the same shall thereupon pass to Landlord. Upon request by Landlord, and unless otherwise agreed to in writing by Landlord, Tenant shall remove, at Tenant’s sole cost, any or all Alterations to the Premises installed by or at the expense of Tenant and all movable furniture and equipment belonging to Tenant which may be left by Tenant and repair any damage resulting from such removal.
          (b) The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.
     25. WAIVER. If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein. Furthermore, the acceptance of Base Rent or Additional Charges by Landlord shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord’s knowledge of such preceding breach at the time Landlord accepted such Base Rent or Additional Charges. Failure by Landlord to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or to decrease the right of Landlord to insist thereafter upon strict performance by Tenant. Waiver by Landlord of any term, covenant or condition contained in this Lease may only be made by a written document signed by Landlord.
     26. NOTICES. Except as otherwise expressly provided in this Lease, any bills, statements, notices, demands, requests or other communications given or required to be given under this Lease shall be effective only if rendered or given in writing, sent by certified mail, return receipt requested, reputable overnight carrier, or delivered personally, (i) to Tenant (A) at Tenant’s address set forth in the Basic Lease Information, if sent prior to Tenant’s taking possession of the Premises, or (B) at the Premises if sent subsequent to Tenant’s taking possession of the Premises, or (C).at any place where Tenant may be found if sent subsequent to Tenant’s vacating, deserting, abandoning or surrendering the Premises; or (ii) to Landlord at Landlord’s address set forth in the Basic Lease Information; or (iii) to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Paragraph 26.
If and for so long as Oracle Corporation is a Guarantor of the obligations of Tenant under this Lease any notice sent to Tenant shall be given to Oracle Corporation in writing in the manner described above with respect to notices to Tenant.
Any such bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given on the date the return receipt indicates delivery of or refusal of delivery if sent by certified mail, the day upon which recipient accepts and signs for delivery from a reputable overnight carrier, or on the date a reputable overnight carrier indicates refusal of delivery, or upon the date personal delivery is made. If Tenant is notified in writing of the identity and address of any Mortgagee or ground or underlying lessor, Tenant shall give to such Mortgagee or ground or underlying lessor notice of any default by Landlord under the terms of this Lease in writing sent by registered or certified mail, and such Mortgagee or ground or underlying lessor shall be given the opportunity to cure such default (as defined in Paragraph 19(b)) prior to Tenant exercising any remedy available to it.
     27. TAXES PAYABLE BY TENANT. At least ten (10) days prior to delinquency Tenant shall pay all taxes levied or assessed upon Tenant’s equipment, furniture, fixtures and other personal property located in or about the Premises. If the assessed value of Landlord’s property is increased by the inclusion therein of a value placed upon Tenant’s equipment, furniture, fixtures or other personal property, Tenant shall pay to Landlord, upon written demand, the taxes so levied against Landlord, or the proportion thereof resulting from said increase in assessment.
     28. ABANDONMENT. Tenant shall not abandon the Premises and cease performing its financial and maintenance obligations under this Lease at any time during the Term, and if Tenant shall abandon and cease performing its financial and maintenance obligations under this Lease, or surrender the Premises or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall, at the option of Landlord, be deemed to be abandoned and title thereto shall thereupon pass to Landlord. Notwithstanding anything to contrary contained herein, Tenant shall not be allowed to vacate the Premises if such would result in a termination of Landlord’s insurance. Upon Tenant’s request, Landlord will ask its insurer if such vacation of the Premises would result in termination of its current insurance policy. For purposes of this Paragraph 28, the Tenant shall not be deemed to have abandoned the Premises solely because the Tenant is not occupying the Premises.
     29. SUCCESSORS AND ASSIGNS. Subject to the provisions of Paragraph 9, the terms, covenants and conditions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective legal and personal representatives, successors and assigns.
     30. ATTORNEY’S FEES. If Tenant or Landlord brings any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Base Rent or Additional Charges or possession of the Premises, the losing party shall pay to the prevailing party a reasonable sum for attorney’s fees, which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not the action is prosecuted to judgment.
     31. LIGHT AND AIR. Tenant covenants and agrees that no diminution of light, air or view by any structure which may hereafter be erected (whether or not by Landlord) shall entitle Tenant to any reduction of rent under this Lease, result in any liability of Landlord to Tenant, or in any other way affect this , Lease or Tenant’s obligations hereunder.
     32. SECURITY DEPOSIT.
          (a) Letter of Credit. Concurrently with Tenant’s execution of this Lease, Guarantor shall deliver to Landlord its Guaranty of Tenant’s obligations hereunder. Such Guaranty provides for the termination of the Guaranty when certain criteria have been met including the deposit with Landlord of a letter of credit meeting the requirements of this Paragraph 32. Concurrently with Landlord’s written confirmation of termination of the Guaranty, Tenant shall deliver to Landlord an unconditional, irrevocable, transferable letter of credit, in an amount equal to the “Required Amount” (defined below) issued by a financial institution acceptable to Landlord in the form attached hereto as Exhibit “F”, with an original term of no less than one year and automatic extensions through the end of the Term of this Lease and sixty (60) days thereafter (the “Letter of Credit”). Landlord shall not unreasonably withhold its approval of such a financial institution if it is a national bank with office in the San Francisco Bay Area (including an office allowing the Letter of Credit to be presented to and paid by such office) with assets in excess of twenty billion dollars. The term “Required Amount” shall mean a sum reasonably determined by Landlord as of the date the Letter of Credit is delivered hereunder to be the amount of ten (10) months Base Rent plus Additional Charges. Tenant shall keep the Letter of Credit, at its expense, in full force and effect until the sixtieth (60th) day after the Expiration Date or other termination of this Lease, to insure the faithful performance by Tenant of all of the covenants, terms and conditions of this Lease, including, without limitation, Tenant’s obligations to repair, replace or maintain the Premises and Tenant’s obligations under the Work Letter; provided, however, at any time during the term that Landlord holds cash as a security deposit hereunder in the amount of the Letter of Credit, Tenant shall not be in default hereunder for failing to maintain the Letter of Credit. Landlord shall be entitled to draw the full amount of the Letter of Credit (i) at any time Tenant is in “default” (as defined in Paragraph 19(a)), (ii) at any time an event has occurred which, with the passage of time or giving of notice or both, would constitute a default, where Landlord is prevented from, or delayed in, giving such notice because of an Insolvency Proceeding or (iii) on or after thirty (30) days prior to the expiration of the Letter of Credit. The Letter of Credit shall provide for full payment to Landlord, upon presentation of the following to the issuer of the Letter of Credit (x) a letter signed by an authorized agent of Landlord stating that Landlord is entitled to draw the Letter of Credit and (y) the original Letter of Credit. In the event of such payment to Landlord, Landlord shall hold the funds so obtained as the security deposit required under this Lease. Any unused portion of the funds so obtained by landlord shall be returned to Tenant upon replacement of the Letter of Credit or deposit of cash security in the full amount required as the face amount of the Letter of Credit hereunder. If Landlord uses any portion of the Letter of Credit, or the cash security deposit resulting from a draw on the Letter of Credit, to cure any default by Tenant hereunder, Tenant shall replenish the security deposit to the original amount within ten (10) days of notice from Landlord. Tenant’s failure to do so shall become be a material breach of this Lease. Landlord shall keep any cash security funds separate from its general funds, and shall invest such cash security at Tenant’s reasonable direction, and any interest actually earned by Landlord on such cash security shall be paid to Tenant quarterly. If an event of default occurs under this Lease or the Work Letter (including, without limitation, any default by Tenant with respect to its payment and performance obligations under the Work Letter), or if Tenant is the subject of an Insolvency Proceeding, Landlord may present its written demand for payment of the entire face amount of the Letter of Credit and the funds so obtained shall become due and payable to Landlord. Landlord may retain such funds to the extent required to compensate Landlord for damages incurred, or to reimburse Landlord as provided herein, in connection with any such default, and any remaining funds shall be held as a cash security deposit. Without limiting the foregoing, in the event of a default in Tenant’s obligations to complete or pay for the Tenant Improvements in accordance with the Work Letter, Landlord may use the security deposit to complete and/or pay for the Tenant Improvements to the extent of Tenant’s obligations as contemplated by the Work Letter. Landlord shall be entitled to assign the Letter of Credit and its rights thereto in connection with an assignment of this Lease to its Lender as security for the obligations of Landlord to such lender. Tenant shall cooperate with Landlord in connection with any modifications of the Letter of Credit that may be reasonably requested in connection with such assignment.
          (b) Annual Reduction of Letter of Credit. Tenant shall be entitled to reduce the Letter of Credit on the sixth through tenth anniversaries of the Commencement Date in the amount of one-fifth (l/5th) of the initial balance, so long as (i) Tenant is not in default (and no event has occurred which, with the passage of time or giving of notice or both, would constitute a default) under the Lease on such anniversary date, and (ii) Landlord has not delivered a notice of Tenant’s failure to perform any of its monetary obligations hereunder during the previous six months, regardless of whether such failure was cured by Tenant within any applicable grace or cure period; provided, however, that any such notice of failure to perform relating to a non-monetary failure to perform which was disputed, in good faith, by Tenant and ultimately determined (by agreement of the parties, arbitration or judicial action) not to be a violation of this Lease shall not be considered for purposes of determining whether such condition has been met.
          (c) Return of Letter of Credit. The Letter of Credit shall be returned to Tenant if, at any time after the fifth anniversary of the Commencement Date, Tenant (A) can establish to Landlord’s reasonable satisfaction that as of the end of any fiscal year of Tenant following the fifth anniversary of the Commencement Date, Tenant has (i) had revenues for eight consecutive quarters in excess of an annual rate of $75,000,000 “Revenue Criteria”, (ii) Market Capitalization of an average of $750,000,000 over the proceeding twelve months, and (iii) cash and cash equivalents (“Cash Criteria”) (including up to twenty five percent (25%) of which may be comprised of the amount Tenant would receive from a factor, without recourse, in respect of current ninety day or less accounts receivables (which are not and shall not be pledged or factored], certified to

Landlord by an independent third party factor) in excess of Forty Million Dollars ($40,000,000), all as determined in accordance with GAAP and as reflected on certified, audited financial statements; and (b) is not in default (and no event has occurred which, with the passage of time or giving of notice or both, would constitute a default) under the Lease as of the date the Letter of Credit is returned to Tenant. The term “Market Capitalization” shall mean the average daily closing price of a class of Tenant’s stock which is publicly traded multiplied by the number of shares of Tenant’s stock that is held by shareholders who may freely trade such stock.
          (d) Conversion of Deposit to Loan. Landlord and Tenant acknowledge and agree that, if Tenant defaults under this Lease and Landlord elects to pursue its remedies under California Civil Code Section 1951.2 or under this Lease to terminate this Lease (any such events a “Landlord Action”), (i) Landlord will incur certain damages, costs and expenses, including, without limitation, marketing costs, commissions, relocation costs, tenant improvement costs (but limited to costs for improvements consistent with the level of finish and build out of Tenant’s Improvement), and carrying costs in connection with releasing the Premises, in addition to the other damages, costs and expenses Landlord may incur as a result of such default and/or other defaults under this Lease (all of the foregoing collectively, “Default Damages”); (ii) Landlord has no assurance of a source of funds to cover such Default Damages other than the proceeds of the Letter of Credit (or cash collateral); and (iii) the proceeds of the Letter of Credit (or cash collateral) should be available to Landlord to apply to Default Damages, even if the amount thereof exceeds that amount to which Landlord is ultimately determined to be entitled under this Lease and pursuant to applicable law. Accordingly, at Landlord’s sole election, Landlord shall be entitled to draw the full amount of the Letter of Credit (or the full amount of cash collateral shall be released to Landlord) which is then existing (after any previous application of funds by Landlord and/or replenishment by Tenant pursuant to Paragraph 32(a) above), simultaneously with commencement of a Landlord Action or at any time thereafter. All proceeds thereof in excess of amounts applied (pursuant to Paragraph 32(a)) to Default Damages incurred by Landlord prior to commencement of the Landlord Action shall be deemed a loan from Tenant to Landlord (the “Default Loan”). The Default Loan shall be unsecured and shall not bear interest, and repayment thereof shall be limited to the terms and conditions set forth in this paragraph. Any sums to which Landlord from time to time becomes entitled hereunder and pursuant to law as a result of Tenant’s default and any previous defaults of the Lease, to which the Letter of Credit (or cash collateral) has not previously been applied pursuant to Paragraph 32(a), shall be offset against the principal balance of the Loan. The amount of the Default Loan remaining, if any, after such offset shall be referred to herein as the “Excess Amount”. The Excess Amount shall be payable by Landlord to Tenant from, and only from, first any proceeds from the Letter of Credit (or cash collateral) which have not been applied to Default Damages incurred by Landlord after the same are finally determined (the “Remaining Proceeds”), and then Excess Rent. The Remaining Proceeds shall be paid by Landlord to Tenant promptly upon final determination after the entire Premises are leased to a third party or parties. If Tenant disputes the amount of Remaining Proceeds paid by Landlord, Tenant may submit such dispute to arbitration in accordance with Paragraph 40 [Arbitration of Disputes] of this Lease. “Excess Rent” shall mean the amount by which (x) rent received by Landlord (from the tenant or tenants leasing all or any portion of the Premises after Tenant’s default) in any month exceeds (y) the amount of rent that would have been payable under this Lease for such month if this Lease had not been terminated. Landlord shall pay Tenant one-half of the Excess Rent until the earlier of (A) the date the Excess Amount is fully repaid or (B) the date that would have been the Expiration Date (excluding any Renewal Term) of this Lease. Any remaining balance of the Default Loan on such dat e shall be deemed forgiven. If the Default Loan is insufficient to cover all Default Damages, Tenant shall pay Landlord any such shortfall immediately upon demand by Landlord, and Landlord shall have all rights and remedies available at law or elsewhere in the Lease with respect to such shortfall.
     33. CORPORATE AUTHORITY; FINANCIAL INFORMATION. If Tenant signs as a corporation each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in California, that the corporation has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the corporation were authorized to do so. Upon Landlord’s request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties. Tenant hereby further covenants and warrants to Landlord that all financial information and other descriptive information regarding Tenant’s business, which has been or shall be furnished to Landlord, is to

Tenant’s best knowledge accurate and complete at the time of delivery to Landlord.
     34. PARKING. Tenant shall have the right to use the Building’s parking spaces in common with other tenants or occupants of the Building, if any, subject to the Encumbrances and the rules and regulations of Landlord for such parking facilities which may be established or altered by Landlord at any time or from time to time during the term. Landlord represents and warrants to Tenant that the number of parking spaces initially constructed by Landlord in connection with the Project shall be equal to or greater than the minimum number required by the City of San Carlos and that Landlord will not thereafter voluntarily reduce the number of parking spaces available to the Project below such minimum number except as may be required by law or in connection with condemnation. Landlord shall not voluntarily agree to an amendment or modification or waiver of provisions of the CC&Rs in a manner that reduces or impairs the parking available to the Project except as may be required by law or in connection with condemnation. Tenant acknowledges that the parking structure is not scheduled to be completed by the Scheduled Commencement Date. Neither Tenant nor any of its employees, visitors or invitees shall have an obligation to pay for parking in the parking structure or otherwise on the Project. Landlord will operate a valet parking service from 8:30 a.m. to 5:30 p.m. Monday through Friday excluding holidays from the date Tenant first takes possession of the Initial Premises (for the operation of its business) through the date the parking structure is completed and available for use.
     35. MISCELLANEOUS.
          (a) The term “Premises” wherever it appears herein includes and shall be deemed or taken to include (except where such meaning would be clearly repugnant to the context) the office space demised and improvements now or at any time hereafter comprising or built in the space hereby demised. The paragraph headings herein are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease. The term “Landlord” shall include Landlord and its successors and assigns. In any case where this Lease is signed by more than one person, the obligations hereunder shall be joint and several. The term “Tenant” or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators, and permitted assigns, according to the context hereof.
          (b) Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the State of California. This Lease, together with its exhibits, contains all the agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument by the parties hereto.
          (c) If for any reason whatsoever any of the provisions hereof shall be unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.
          (d) Upon Tenant paying the Base Rent and Additional Charges and performing all of Tenant’s obligations under this Lease, Tenant may peacefully and quietly enjoy the Premises during the Term as against all persons or entities lawfully claiming by or through Landlord; subject, however, to the provisions of this Lease.
     36. TENANT’S REMEDIES. If any default hereunder by Landlord is not cured within the applicable cure period provided in Subparagraph 19(b), Tenant’s exclusive remedies shall be an action for specific performance or action for actual damages. Tenant hereby waives the benefit of any laws granting it (A) the right to perform Landlord’s obligation, or (B) the right to terminate this Lease or withhold Rent on account of any Landlord default. Tenant shall look solely to Landlord’s interest in the Project for the recovery of any judgment from Landlord. Landlord, or if Landlord is a partnership, its partners whether general or limited, or if Landlord is a corporation, its directors, officers or shareholders, shall never be personally liable for any such judgment. Any lien obtained to enforce such judgment and any levy of execution thereon shall be subject and subordinate to any mortgage or deed of trust (excluding any mortgage or deed of trust which was created as part of an effort to defraud creditors, i.e., a fraudulent conveyance); provided, however that any such judgement and any such levy of execution thereon shall not be subject or subordinated to any mortgage or deed of trust that shall have been created or recorded in the official records of Santa Clara County after the date of the judgement giving rise to such lien. Landlord’s interest in the Project shall include any insurance proceeds received by Landlord which are not controlled by Landlord’s tender and any proceeds of the Security Deposit under this Lease that are then held by Landlord.
     37. REAL ESTATE BROKERS. Each party represents that it has not had dealings with any real estate broker, finder or other person with respect to this Lease in any manner, except for any broker named in the Basic Lease Information, whose fees or commission, if earned, shall be paid as provided in the Basic Lease Information. Each party shall hold harmless the other party from all damages resulting from any claims that may be asserted against the other party by any other broker, finder or other person with whom the other party has or purportedly has dealt.
     38. LEASE EFFECTIVE DATE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.
     39. HAZARDOUS SUBSTANCE LIABILITY. Tenant has received from Landlord a copy of the following reports (the “Environmental Reports”): “Phase I and II Environmental Assessment Report, Circle Star Theater Property, 1717 Industrial Way, San Carlos, California, January 31, 1997” prepared by McLaren/Hart Environmental Engineering Corporation. Except as noted in the Environmental Reports, Landlord represents and warrants that to the best of its knowledge, the Premises and Project are presently free of asbestos, toxic waste, underground storage tanks and other Hazardous Substances in amounts exceeding legally established maximum thresholds. Additionally, except as noted in the Environmental Reports, Landlord represents that it has received no written notice of any violation or claimed violation with respect to the presence of toxic or Hazardous Substances on, in or under the Project or of any pending or contemplated investigation or other action relating thereto.
          (a) Definition of Hazardous Substances. For the purpose of this Lease, “Hazardous Substances” shall be defined, collectively, as oil, flammable explosives, asbestos, radioactive materials, hazardous wastes, toxic or contaminated substances or similar materials, including, without limitation, any substances which are “hazardous substances,” “hazardous wastes,” “hazardous materials” or “toxic substances” under applicable environmental laws, ordinance or regulation.
          (b) Tenant Indemnity. Tenant releases Landlord from any liability for, waives all claims against Landlord and shall indemnify, defend and hold harmless Landlord, its employees, partners, agents, subsidiaries and affiliate organizations against any and all claims, suits, loss, costs (including costs of investigation, clean up, monitoring, restoration and reasonably attorney fees), damage or liability, whether foreseeable or unforeseeable, by reason of property damage (including diminution in the value of the property of Landlord), personal injury or death directly arising from or related to Hazardous Substances released, manufactured, discharged, disposed, used or stored on, in, or under the Property or Premises during the initial Term and any extensions of this Lease by Tenant or its employees, agents, sublessees, assignees or contractors. The provisions of this Tenant Indemnity regarding Hazardous Substances shall survive the termination of the Lease.
          (c) Landlord Indemnity. Landlord releases Tenant from any liability for, waives all claims against Tenant and shall indemnify, defend and hold harmless Tenant, its officers, employees, and agents to the extent of Landlord’s interest in the Project, against any and all actions by any governmental agency for clean up of Hazardous Substances on or under the Property, including costs of legal proceedings, investigation, clean up, monitoring, and restoration, including reasonable attorney fees, if, and to the extent, arising from the presence of Hazardous Substances on, in or under the Property or Premises, except to the extent caused by the release, disposal, use or storage of Hazardous Substances in, on or about the Premises by Tenant, its employees, agents, sublessees, assignees, or contractors. The provisions of this Landlord Indemnity regarding Hazardous Substances shall survive the termination of the Lease.

Tenant has informed Landlord, that except for very immaterial amounts of toxic materials incidental to its office use (e.g. copier toner), Tenant will not use and Hazardous Substances in material amounts within the Building and shall comply with any applicable laws to the extent that it does.
     40. ARBITRATION OF DISPUTES.
          ANY CONTROVERSY OR CLAIM ARISING OUT OF THIS LEASE OR A BREACH OF THIS LEASE SOLELY BETWEEN LANDLORD AND TENANT RELATING TO A MONETARY DEFAULT IN AN AMOUNT OF LESS THAN TWENTY-FIVE THOUSAND DOLLARS ($25,000), BUT NOT INCLUDING A DEFAULT WITH RESPECT TO THE TIMELY PAYMENT OF BASE RENT AND ADDITIONAL CHARGES, SHALL BE SETTLED BY ARBITRATION BEFORE THE JUDICIAL ARBITRATION MEDIATION SERVICE (JAMS) IN ACCORDANCE WITH THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, AND JUDGMENT ON THE AWARD RENDERED BY THE ARBITRATOR(S) MAY BE ENTERED IN ANY COURT HAVING JURISDICTION.
          NOTICE: BY INITIALLY IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE “ARBITRATION OF DISPUTES” PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE “ARBITRATION OF DISPUTES” PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

Approved NCI LEGAL

By:	/s/ Illegible

     WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE “ARBITRATION OF DISPUTES” PROVISION TO NEUTRAL ARBITRATION.
     Consent to neutral arbitration by: /s/ Illegible (Landlord): /s/ Illegible (Tenant).
     41. SIGNAGE. Tenant shall be allowed to use a proportional share (based on square footage) of the main lobby directory and the monument sign located at the Project’s entry off of Industrial Road, as well as building standard signage at the lobby on Tenant’s floor as well as Tenant’s main entry door. In addition Tenant shall be entitled to one sign each on the northeast (ie. the glass curtain wall adjacent to the Highway 101 freeway frontage) and northwest (ie. the pre-cast concrete panel visible from the southbound lanes of Highway 101) sides of the Building, such signs (in the aggregate) to comprise no more-than one half of the square footage of such exterior building surface signage allowed in respect of the Project by the City of San Carlos. Such signage shall be in conformity with standards provided by Landlord, and subject to approval by Landlord. All signage shall be at Tenant’s expense. Landlord shall work with Tenant to obtain approval of the applicable governmental authorities for construction of (i) signage on top of the Building and (ii) monument signage at the main entry to the Project. Such signage shall be subject to the reasonable approval of Landlord as well as all applicable governmental authorities.
     42. OPTION TO RENEW. Upon condition that (i) no event of default is continuing under this Lease at the time of exercise or at the commencement of the option term, and (ii) Tenant or its affiliate continues to physically occupy at least fifty percent (50%) of the Premises, then Tenant shall have the right to extend the Term for one (1) period of six (6) years (“Extension Term(s)”) following the initial Expiration Date, by giving written notice (“Exercise Notice”) to Landlord at least eighteen (18) months prior to the Expiration of the Term.
     43. RENT DURING EXTENSION TERM. The Monthly Base Rent during the six (6) year Extension Term shall be the greater of the average Monthly Base Rent (excluding adjustments pursuant to Paragraph 3(b)(i)) paid during the initial Term or the Fair Market Rental Value for the Premises as of the

commencement of the option term, as determined below:
          (a) Within thirty (30) days after receipt of Tenant’s Exercise Notice, Landlord shall notify Tenant of Landlord’s estimate of the Fair Market Rental Value for the Premises, as determined below, for determining Monthly Base Rent during the ensuing Extension Term; provided, however, if Tenant’s Exercise Notice is given more than eighteen (18) months before the Expiration Date, Landlord’s estimate of Fair Market Rental Value may, but need not be given more than eighteen (18) months before the Expiration Date. Within fifteen (15) days after receipt of such notice from Landlord, Tenant shall notify Landlord in writing that it (i) agrees with such rental rate or (ii) disagrees with such rental rate. No response shall constitute agreement. In the event that Tenant disagrees with Landlord’s estimate of Fair Market Rental Value for the Premises, then the parties shall meet and endeavor to agree within fifteen (15) days after Landlord receives Tenant’s notice described in the immediately preceding sentence. If the parties cannot agree upon the Fair Market Rental Value within said fifteen (15) day period, then the parties shall submit the matter to binding appraisal in accordance with the following procedure except that in any event neither party shall be obligated to start such procedure sooner than eighteen (18) months before the expiration of the Lease Term. Within fifteen (15) days of the conclusion of the period during which the two parties fail to agree (but not sooner than eighteen (18) months before the expiration of the Lease Term), the parties shall either (i) jointly appoint an appraiser for this purpose or (ii) failing this joint action, each separately designate a disinterested appraiser. No person shall be appointed or designated an appraiser unless such person has at least five (5) years experience in appraising major commercial property in San Mateo County and is a member of a recognized society of real estate appraisers. If within thirty (30) days after the appointment, the two appraisers reach agreement on the Fair Market Rental Value for the Premises, that value shall be binding and conclusive upon the parties. If the two appraisers thus appointed cannot reach agreement on the Fair Market Rental Value for the Premises within thirty (30) days after their appointment, then the appraisers thus appointed shall appoint a third disinterested appraiser having like qualifications within five (5) days. If within thirty (30) days after the appointment of the third appraiser a majority of the appraisers agree on the Fair Market Rental Value of the Premises, that value shall be binding and conclusive upon the parties. If within thirty (30) days after the appointment of the third appraiser a majority of the appraisers cannot reach agreement on the Fair Market Rental Value for the Premises, then the three appraisers shall each simultaneously submit their independent appraisal to the parties, the appraisal farthest from the median of the three appraisals shall be disregarded, and the mean average of the remaining two appraisals shall be deemed to be the Fair Market Rental Value for the Premises and shall be binding and conclusive upon the parties. Each party shall pay the fees and expenses of the appraiser appointed by it and shall share equally the fees and expenses of the third appraiser. If the two appraisers appointed by the parties cannot agree on the appointment of the third appraiser, they or either of them shall give notice of such failure to agree to the parties and if the parties fail to agree upon the selection of such third appraiser within ten (10) days after the appraisers appointed by the parties give such notice, then either of the parties, upon notice to the other party, may request such appointment by the American Arbitration Association or, on it failure, refusal, or inability to act, may apply for such appointment to the presiding judge of the Superior Court of San Mateo County, California.
          (b) Wherever used throughout this Paragraph (Rent during Extension Term) the term “Fair Market Rental Value” shall mean the fair market rental value of the Premises, using as a guide the rate of monthly base rent which would be charged during the Extension Term (including periodic increases during the Extension Term, if any) in the Mid-Peninsula area for comparable high image, Class A office space in comparable condition, of comparable quality, as of the time that the Extension Term commences, with appropriate adjustments regarding taxes, insurance and operating expenses as necessary to insure comparability to this Lease, as the case may be, and also taking into consideration amount and type of parking, location, leasehold improvements, proposed term of lease, amount of space leased, extent of service provided or to be provided, and any other relevant terms or conditions (including consideration of whether or not the monthly base rent is fixed).
          (c) In the event of a failure, refusal or inability of any appraiser to act, his successor shall be appointed by the party who originally appointed him, but in the case of the third appraiser, his successor shall be appointed in the same manner as provided for appointment of the third appraiser.

           (d) The appraisers shall render their appraisals in writing with counterpart copies to Landlord and Tenant. The appraisers shall have no power to modify the provisions of this Lease.
          (e) To the extent that binding appraisal has not been completed prior to the expiration of any preceding period for which Monthly Base Rent has been determined, Tenant shall pay Monthly Base Rent at the rate estimated by Landlord, with an adjustment to be made once Fair Market Rental Value is ultimately determined by binding appraisal.
          (f) From and after the commencement of the Extension Term, all of the other terms, covenants and conditions of the Lease shall also apply; provided, however, that Tenant shall have no further rights to extend the Term.
     44. SATELLITE ANTENNA. During the Term, Tenant shall have the non-exclusive right, subject to relevant regulatory approvals, availability of space within the roofscreen and Landlord’s-consent, such consent not to be unreasonably withheld or delayed, to install a satellite antenna (“Antenna”) within the roofscreen on the roof of the Building in a location satisfactory to both Landlord and Tenant. Without otherwise limiting the criteria upon which Landlord may withhold its consent to any proposed Antenna, if Landlord withholds its consent due to concerns regarding the appearance of the Antenna or the impact on structural aspects of the Building, such withholding of consent shall be presumptively reasonable. Tenant shall not be charged any rent for roof space. Prior to submitting any plans to the City of San Carlos or proceeding with any installation of an Antenna, Tenant shall submit to Landlord elevations and specifications, for the Antenna. Tenant shall install any approved Antenna at its sole expense and shall be responsible for any damage caused by the installation of the Antenna or related to the Antenna. At the end of the Term, Tenant shall remove the Antenna from its location and repair any damage caused by such removal.
     45. SECOND BUILDING.
          (a) Prior to September 1, 1999, for so long as Tenant is not in default hereunder, Landlord shall not execute a letter of intent or Lease with another tenant for any portion of the Second Building. The term “Second Building” shall mean the improvements proposed to be built by Landlord as part of the Project and more fully described on Exhibit “G”; the Second Building is commonly known as One Circle Star Way. From and after September 1, 1999 through October 31, 2000, Tenant shall have the rights described in this Paragraph (“First Right of Offer”) to lease the First Right Space (defined below). During the period of time commencing on September 1, 1999, Landlord shall be free to negotiate and enter into letters of intent or leases with other parties for all or any portion of the First Right Space, provided that Landlord shall provide Tenant with a written “Offer Notice” if Landlord believes that a letter of intent that it receives from, or submits to, another party is likely to result in a letter of intent acceptable to Landlord, If such letter of intent is for the lease of less than the entire Second Building, the Offer Notice will indicate which portion of the First Right Space the letter of intent covers. Tenant shall have seven (7) business days (ending at 5:00 p.m. on such seventh business day) after receipt of the Offer Notice (“Offer Notice Deadline”) to deliver to Landlord the Tenant’s Election Notice electing to lease the space described in the Offer Notice on the terms and conditions set forth in Paragraph 45(c). If Tenant does not deliver to Landlord its Tenant Election Notice within such seven (7) business day period, Landlord shall be entitled to complete the transaction with the party with whom Landlord is negotiating or, within one hundred twenty (120) days following the Offer Notice Deadline, with any other tenant for the space described in the Offer Notice. The “Tenant Election Notice” a letter notifying Landlord of Tenant’s unconditional election to exercise its option to lease the space described in the Offer Notice executed by Tenant. To be effective, the Tenant’s Election Notice must contain the following additional paragraph and be signed by an Authorized Officer of Oracle Corporation:
Oracle Corporation, as Guarantor of the obligations of the Tenant under that certain Lease dated April ___, 1999 by and between Circle Star Center Associates, L.P. as Landlord and Network Computer, Inc. as Tenant, hereby agrees that the additional obligations of Network Computer, Inc. associated with the foregoing election to lease additional space from Landlord is approved by Oracle Corporation pursuant to Oracle Corporation’s guaranty of the obligations of Network Computer, Inc. under such Lease.

Oracle Corporation
By:
Its:

An “Authorized Officer” shall mean the President or any Executive Vice-President, Vice-President or Assistant Vice-President, Treasurer or Assistant Treasurer of Oracle Corporation. In order for the Tenant Election Notice to be effective, it must be accompanied by an incumbency certificate signed by the Secretary or Assistant Secretary of Oracle Corporation certifying that the person signing the Tenant’s Election Notice on behalf of Oracle Corporation is a corporate officer of Oracle Corporation holding one of the offices specified-above. Unless Tenant’s Election Notice meets all of the foregoing requirements and is delivered to Landlord within the seven (7) business day period specified above, such document shall be ineffective and may be disregarded by Landlord.
          (b) Notwithstanding anything to the contrary herein, Tenant’s rights under this Paragraph 45 shall not apply to the third or fourth floor of the Second Building in the event that Landlord elects to lease such space to Centraal Corporation (or its Affiliates). In the event that Centraal Corporation (or it Affiliates) leases both the third and fourth floors of the Second Building, then Centraal Corporation (and its Affiliates), shall be required to vacate the second floor of the Building and the Second Floor of the Building shall be subject to Tenant’s First Right of Offer under the terms and conditions of this Paragraph 45; provided, however, there shall be no Tenant Improvement Allowance for the second floor of the Building except such amount as is required to a ceiling grid with ceiling tiles and install lighting and HVAC ducting consistent with the initial space leased by Tenant in the Building, but in no event shall such Tenant Improvement Allowance exceed $7 per rentable square feet of space located on the second floor of the Building. The term “First Right Space” shall mean the Second Building (subject to the right of Landlord to lease portions thereof to Centraal Corporation (or its Affiliates) in accordance with the foregoing) and the second floor of the Building if, and when, Centraal Corporation leases both the third and fourth floors of the Second Building.
          (c) Terms of Lease of First Right Space.
               (1) Rent. The Base Rent for the First Right Space leased by Tenant pursuant to this Paragraph 45 shall be based on a Rentable Area of the Second Building and 25,179 square feet for the second floor of the Building. Landlord’s architect shall determine the Rentable Area of toe Second Building and each floor thereof, and shall certify such Rentable Area in writing to Landlord and Tenant. The computations called for in the prior two sentences to be made by Landlord’s architect shall be carried out in a manner consistent with the computations for the Building and so that the total Rentable Square Feet for all of the floors of the Second Building shall be the sum of the aggregate Rentable Area of the Building. The initial Base Rent for each First Right Space shall be the Monthly Base Rent specified on the Basic Lease information subject to the adjustment pursuant to Paragraph 3(b)(i) for the Additional Allowance applicable to the First Right Space but at a rate and for the period described in Paragraph 45(c)(2) below.
               (2) Rent Commencement and Expiration Date. If Tenant elects to lease all or part of the First Right Space pursuant to this Paragraph 45, the date Rent shall commence for each First Right Space (the “First Right Space Rent Commencement Date”) shall be a date which is the sum of (i) the number of weeks of Tenant’s Plan Approval Period (defined below) plus (ii) Landlord’s Construction Period (defined below), following the date of Tenant’s notice pursuant to Paragraph 45(a), as extended by the number of days in excess of three (3) business days that it takes Landlord to review and comment upon any plans submitted by Tenant to Landlord pursuant to the

Work Letter. The term “Tenant’s Plan Approval Period” shall mean forty-two (42) days. The term “Landlord’s Construction Period” shall mean the following time periods depending upon the number of floors that the First Right Space comprises:

Number of Floors	Landlord’s Construction Period
1	6 Weeks
2	8 Weeks
3	10 Weeks
The above described Landlord’s Construction Periods are estimates of the time period between the date Tenant has completed Tenant’s Plans and obtained Landlord’s approval and processed building permits in respect of the Tenant’s Improvements for the First Right Space, on the one hand, and the date Landlord achieves Substantial Completion of the Tenant Improvements (excluding any Tenant Delay), on the other hand. The Rent payable by Tenant in respect of any First Right Space shall be abated for the number of days, if any, that it takes Landlord to achieve Substantial Completion in excess of the applicable Landlord’s Construction Period (as reasonably increased if Tenant’s proposed improvements are of a character as will require a longer construction period than the character of the improvements to be constructed in respect of the Initial Premises), excluding from such period, Tenant Delays.
Landlord and Tenant acknowledge that until the Tenant Improvements in respect of any First Right Space are completed it will not be possible to compute the adjustment to Monthly Base Rent attributable to the Additional Allowance. Accordingly, Landlord and Tenant agree that upon Substantial Completion of such Tenant Improvements, Landlord shall deliver written notice to Tenant of its calculation of the adjustment to Monthly Base Rent in respect of the Additional Allowance. The Monthly Base Rent shall be increased by an amount equal to the sum determined by amortizing the amount of the Additional Allowance on a straight line basis at 9 % per annum over the period from the date of such Substantial Completion through a date ten (10) years following the applicable First Right Space Rent Commencement Date (“Amortization Ending Date”).
There shall be no Outside Delivery Date in respect of any First Right Space.
               (3) Lease Terms. If Tenant leases any First Right Space pursuant to this Paragraph 45, in addition to the terms set forth in clauses (1) and (2) above, this Lease shall automatically be modified to provide as follows:
                    (A) Both the Initial Premises and the First Right Space shall be part of the “Premises” under this Lease, such that the term “Premises” as used in this Lease shall refer collectively to both the Initial Premises and the First Right Space;
                    (B) Tenant’s Share of Real Estate Taxes and Expenses shall be adjusted to reflect the increased Rentable Area of the Premises, based on the ratio of the Rentable Area of the collective Premises to the total Rentable Area of the Project;
                    (C) Tenant’s right to terminate this Lease pursuant to Paragraph 2(e) shall be modified by extending the effective date of such termination to the eighth anniversary of the last First Right Space Rent Commencement Date (with a corresponding adjustment to the date by which notice of the exercise of such termination option must be given by Tenant) and such right to terminate shall apply only to all (and not less than all) of the portion of the Initial Premises and shall not be applicable to any First Right Space;

                    (D) Tenant’s lease of the First Right Space shall be on the same terms and conditions as in effect for the Premises from time to time, except as expressly provided in this Paragraph 45;
                    (E) The Expiration Date applicable to the Initial Premises and the First Right Space shall be the date which is ten (10) years following the last First Right Space Rent Commencement Date. The Base Rent in respect of any portion of the Initial Premises for the period of the initial Term (excluding any extension of the Term pursuant to Paragraph 42) in excess of ten (10) years shall be adjusted by reducing the Base Rent for such excess period by the amount of the adjustment for the Additional Allowance provided for in Paragraph 3(b)(i) in respect of the Initial Premises. The Base Rent in respect of any First Right Space for the period of the initial Term (excluding any extension of the Term pursuant to Paragraph 42) beyond the Amortization Ending Date in respect of such First Right Space shall be adjusted by reducing the Base Rent for such excess period by the amount of the adjustment for the Additional Allowance provided for in Paragraph 45(c)(2);
                    (F) All references to percentage of destruction or taking in Paragraph 20 [Damage by Fire, Etc.] and Paragraph 21 [Eminent Domain] shall be deemed to mean each of the Building and Second Building separately;
                    (G) Landlord shall provide the same Base Building Improvements as provided for the Building (and conduit between the Building and the Second Building and a covered walk way from the side of the Second Building nearest the parking garage to the parking garage, subject to receiving all necessary applicable approvals, which Landlord will use its best efforts to obtain) together with a Tenant Improvement Allowance (increased by 3% on each anniversary of the Commencement Date for the Initial Premises that occurs prior to the Effective Date of Tenant’s written exercise of its right to lease the First Right Space pursuant to this Paragraph 45) and Additional Allowance in the same amounts per Rentable Square Foot as shown in the Basic Lease Information with respect to the initial Premises (except as provided in Paragraph 45 (b) above;
                    (H) The Required Amount of the letter of credit required pursuant to Paragraph 32(a) and the “Market Capitalization”, “Revenue Criteria” and “Cash Criteria” requirements for the return of the letter of credit pursuant to Paragraph 32(c) shall be adjusted to the following amounts based upon the number of additional floors leased by Tenant pursuant to this Paragraph 45 (“M” means million and “B” means billion):

	Additional Number
	of Months of Base
Additional	Rent plus	Market	Revenue	Cash
Floors	Additional Charges	Capitalization	Criteria	Criteria
1	12	$850M	$100M	$65M
2	13	$950M	$100M	$75M
3	14	$ 1.1B	$125M	$85M
4	15	$1.25B	$150M	$95M
The parties shall execute a written confirmation of the addition of the Second Building and the foregoing terms and conditions within thirty (30) days after either party’s request, provided that failure to execute such confirmation shall not affect the automatic modification of the Lease as provided in this Paragraph 45(c).
                    (I) In the event Tenant leases two floors in the Second Building, Tenant shall be entitled to one sign on the Second Building similar to the two signs on the Building to which Tenant is entitled pursuant to Paragraph 41, subject to the terms, conditions and limitations thereof.
               (d) No Brokers. Neither party has had any contact or dealings regarding the Second Building through any licensed real estate broker or other person who may claim a right to a commission or finder’s fee as a procuring cause of any lease that might be entered into with respect to the Second Building as contemplated by this Paragraph 45 or otherwise, except for the broker named in the Basic Lease Information, whose fees or commission, if earned, shall be paid by Landlord in accordance with a separate agreement with Landlord. If any other broker or finder makes a claim for a commission or finder’s fee based upon any such contact, dealings, or communications, the party through whom the broker or finder makes his claim shall be responsible for such commission or fee, and all costs and expenses (including reasonable attorneys’ fees) incurred by the other party in defending against such claim.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.

LANDLORD: CIRCLE STAR CENTER ASSOCIATES, L.P. a California limited partnership
By:	M-D Ventures, Inc.
Its: General Partner

By:	/s/ Steve Dostart
Steve Dostart
Its: Vice President

TENANT: NETWORK COMPUTER, INC. a Delaware corporation
By:	/s/ Mitchell Kertzman
Mitchell Kertzman
Its: CEO & President

By:	/s/ Nancy J. Hilker
Nancy J. Hilker
Its: Vice President & Chief Financial Officer

Approved NCI LEGAL
By:	/s/ Illegible

EXHIBIT “A”

EXHIBIT “A”

EXHIBIT “B”

WORK LETTER
     1. Base Building: Landlord shall furnish and install the office building, as defined in the plans listed in the attached Exhibit B-1, “Landlord’s Plans,” at Landlord’s expense (“Base Building”).
     2. Tenant’s Plans: Landlord approves Tenant’s use of the architectural firm known as Ehrlich-Rominger (“Tenant’s Architect”). On of before April 1, 1999 Tenant shall submit preliminary plans and specifications including specifications for finishes for Tenant’s proposed tenant improvements (“Preliminary Plans”). Landlord shall have three (3) business days to review and comment upon, or approve, Tenant’s Preliminary Plans, and Landlord’s approval shall not be reasonably withheld or delayed so long as Tenant’s Preliminary Plans are consistent with the Basic Standards as defined below. As part of Landlord’s review of Tenant’s Preliminary Plans, Landlord will notify Tenant of those items, if any, which are “long lead time” items (i.e., items which cannot reasonably be delivered to the job site early enough to maintain the approved construction schedule without substantial overtime work), specifying in such notice the delay in Substantial Completion of the Premises which will be caused by selection of such items (“Long Lead Time Items”), so long as Tenant’s Preliminary Plans specify sufficient detail (e.g., finishes, materials, etc.) to allow Landlord to make such determination. Thereafter, in the preparation of the final Tenant’s Plans, Tenant shall have the right to replace such Long Lead Time Items with other specified items that would not be considered Long Lead Time Items. On or before Tenant’s Plan Delivery Date, as specified in the Basic Lease Information, Tenant shall submit plans and specifications for Tenant’s proposed tenant improvements within the Premises consistent with Tenant’s Preliminary Plans as approved by Landlord (“Tenant’s Plans”). Tenant’s Plans shall include all such information required to prepare construction drawings sufficient to allow Landlord’s contractor to bid and construct said improvements, including but not limited to those items in Exhibit B-2, “Minimum Information Required.” Such plans shall be subject to Landlord’s approval, which shall not be unreasonably withheld so long as the tenant improvements contemplated therein are generally generic with drop ceilings throughout, perimeter private offices around at least 25% of the perimeter of the floor plate, and otherwise reasonably comparable to the improvements existing at Tenant’s existing premises at 1000 Bridge Parkway (“Basic Standards”). Landlord’s contractor shall prepare complete mechanical, electrical, plumbing, and other engineering plans for the installation of the heating, ventilating, air conditioning, electrical and plumbing to be installed in the Premises, on a design/build basis, and the costs charged by Landlord’s contractor for such services shall be included in the scope of work by Landlord’s contractor for the Tenant Improvements and in the cost estimate described in paragraph 5 below. The engineering fees for plumbing and fire sprinkler work shall be competitively bid as design/build with engineered drawings to be included in Landlord’s contractor’s scope of work for the Tenant Improvements.
     3. Tenant Improvements: Landlord shall cause Landlord’s contractor to construct, at Tenant’s expense, subject to the Tenant Allowance as noted below, the additional work in addition to the Base Building to complete the Premises (“Tenant Improvements”) as required by the plans and specifications approved by Landlord and Tenant pursuant to this Work Letter. The quantities,
EXHIBIT “B”
1

character and manner of installation of all of the foregoing work shall be subject to the limitations imposed by any applicable regulations, laws, ordinance, codes and rules.
     4. Tenant’s Expense: The cost of the Tenant Improvements, as well as space planning and preparing the working drawings (including Tenant’s Plans) for the Tenant Improvements or any change to the original instruction and/or plans and specifications shall be paid by Tenant; provided, however, that Landlord shall provide to Tenant an allowance of the amount specified in the Basic Lease Information as the “Tenant Allowance”. The Tenant Allowance may be applied toward the following items in respect of the Tenant Improvements: Architectural and engineering fees, space planning, building permits or other governmental fees, cost of labor materials and other charges included in the construction contract for construction of Tenant Improvements. The cost of the Tenant Improvements to be paid from the Tenant Allowance or by Tenant shall not include the following (which shall be Landlord’s responsibility): (a) costs attributable to improvements installed outside the demising walls of the Premises; (b) costs for improvements which are not shown on or described in the Tenant’s Plans as finally approved by Landlord, other than changes required by the City of San Carlos or other governmental authorities in connection with their review of Tenant’s Plans or issuance of permits, changes necessitated by Tenant Delays (as defined below), or changes that are requested or approved by Tenant; (c) attorneys’ fees incurred in connection with negotiation of construction contracts, and attorneys’ fees, experts’ fees and other costs in connection with disputes with third parties related to the Tenant Improvements, except to the extent such disputes result from Tenant’s acts or omissions; (d) interest and other costs incurred by Landlord to finance Landlord’s construction costs; (e) costs incurred as a consequence of delay (other than Tenant Delays), construction defects or default by Landlord’s contractor; (f) costs recoverable by Landlord upon account of warranties and insurance; (g) restoration costs in excess of insurance proceeds as a consequence of casualties; (h) penalties and late charges attributable to Landlord’s failure to pay construction costs; (i) costs to bring the Base Building into compliance with applicable laws and restrictions at the time building permits are issued for the Tenant Improvements, including, without limitation, the Americans with Disabilities Act and environmental law, except to the extent such laws and restrictions are only triggered by Tenant’s acts, improvements or particular use of the Premises; (j) wages, labor and overhead for overtime and premium time, unless required due to Tenant Delays; (k) offsite construction management or other general construction overhead costs incurred by Landlord; and (1) a General Contractor’s fee in excess of that contemplated in Paragraph 5 below. Upon the approval by Landlord and Tenant of the Landlord’s contractor’s cost estimate in accordance with Paragraph 5 below, Tenant shall provide Landlord with a detailed breakdown of the final costs to be incurred or which have been incurred in connection with the design and construction of the Tenant Improvements (the “Final Costs”). Prior to the commencement of construction of the Tenant Improvements, Tenant shall supply Landlord with cash in an amount (the “Over-Allowance Amount”) equal to the difference between the amount of the Final Costs and the Tenant Allowance (less any portion thereof already disbursed by Landlord, on or before the commencement of construction of the Tenant Improvements). Interest actually accrued on the Over-Allowance Amount shall be credited to Tenant and disbursed with the Over-Allowance Amount. The Over-Allowance Amount shall be disbursed by Landlord pro rata with the Tenant Allowance as costs are incurred for Tenant Improvements. Any amounts payable by Tenant under this Work Letter which are in excess of the Tenant Allowance and Over-Allowance Amount deposited with Landlord shall be paid by Tenant to Landlord within twenty (20) days of receipt of an invoice from Landlord. Landlord shall keep full and detailed accounts and shall exercise such control as may be necessary for the proper financial

EXHIBIT “B”
2

management of the construction of the Tenant Improvements and disbursement of the Tenant Allowance and Over-Allowance Amount. Tenant and Tenant’s representative shall be afforded access, from time to time, upon advance written or oral notice to Landlord, to Landlord’s records, books, correspondence, instructions, drawings, receipts, invoices, agreements (including, without limitation, subcontracts and purchase orders), vouchers and other data relating to the Tenant Improvements and the disbursement of the Tenant Allowance and Over-Allowance Amount for the purpose of reviewing, auditing and/or copying such material. Landlord shall, on not less than a monthly basis on or before the tenth (10th) day of each month, deliver to Tenant a statement showing in complete detail (itemized by contractor, subcontractor, vendors, consultants, etc.) all monies paid out or costs incurred by the Landlord in connection with the Tenant Improvements and the disbursement of the Tenant Allowance and the Over-Allowance Amount, during the period commencing on the first day of each month preceding the then current month and ending on the last day of said preceding month, together with such supporting documentation as may be reasonably required by Tenant.
In addition, the Tenant Improvements shall include window shades meeting the following specifications: Hunter Douglas 8 Mil Atlantis Mini-Blinds; Color: 190 Bright Aluminum.
     5. Cost Estimate: Upon receipt of Tenant’s Plans, Landlord shall obtain a cost estimate for the Tenant Improvements from Landlord’s contractor, such cost estimate to include such detail as may be reasonably requested by Tenant. Landlord shall require that its general contractor secure independent sealed bids from three (3) unionized subcontractors mutually acceptable to Landlord and Tenant for each trade whose costs are in excess of five percent (5%) of the total cost estimate. All bids shall be submitted to Landlord and Tenant simultaneously; at Tenant’s request, Landlord and Tenant shall open the bids together at the offices of the Landlord’s general contractor. Landlord agrees to permit Tenant to designate that the lowest bidding subcontractor be selected. The General Contractor’s fee shall be calculated on a “cost plus a fee” basis where the fee for overhead and profit is four percent (4%) of cost and the amount charged for general conditions and supervision is approved by Tenant, such approval not to be unreasonably withheld. Tenant shall not be charged any fee for Landlord’s oversight of the construction of Tenant’s Improvements. If the cost estimate exceeds the Tenant Allowance, the cost estimate shall be submitted to Tenant. Tenant shall approve or disapprove such estimate within seven (7) days. Failure to disapprove within such period shall constitute approval. If disapproved, Tenant shall provide new sufficient instruction within such seven (7) days for the revision of plans and cost estimates for approval by Landlord. Tenant shall be obligated to approve the cost estimate if the cost is within the Tenant Allowance or any greater budget approved by Tenant. If the cost estimate is in excess of the Tenant Allowance or such greater budget, Tenant shall provide new sufficient instruction which will reduce the cost estimate for the Tenant Improvements to a level acceptable to Tenant and within any allowance provided by Landlord within ten (10) days after receipt of the cost estimate. In the event that, after receiving Tenant’s approval of the cost estimate based upon Tenant’s Plans as approved by Landlord and Tenant, changes to such plans are requested by any governmental agency or building inspector in order to obtain any required permits or to proceed with the construction of the Tenant Improvements, Tenant shall promptly respond to such governmental request and cause such request to be withdrawn or Tenant’s Plans to be revised to comply with such request; and if such revision causes an increase in the cost of the Tenant Improvements such increase shall be made by a change order approved by Tenant. Any delay in achieving Substantial Completion resulting from Tenant’s response to such governmental request or

EXHIBIT “B”
3

approving such change order shall be a Tenant Delay provided for in Paragraph 9 below.
     6. Construction of Tenant Improvements: After Tenant’s approval of the cost estimate for Tenant’s Plans, Landlord shall administer and diligently prosecute the construction of Tenant Improvements in accordance with Tenant’s Plans; provided, however, that Landlord shall not be required to install any Tenant Improvements which do not conform to the plans and specifications for the Base Building, or do not conform to any applicable regulations, laws, ordinances, codes and rules; such conformity shall be the obligation of Tenant (other than mechanical, electrical, plumbing and engineering components of the Tenant Improvements that are design/build by Landlord’s contractor, the conformity of which with Landlord’s Plans and applicable laws shall be the obligation of Landlord). After the cost estimate has been approved by Landlord and Tenant as provided above, neither party shall have the right to require extra work or change orders with respect to the construction of the Tenant Improvements without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed. All change orders shall specify any change in the cost estimate as a consequence of the change order. All Tenant Improvements shall be constructed by Landlord’s contractor, which shall be a reputable, unionized general contractor, subject to approval by Tenant which approval shall not be unreasonably withheld, who will complete the work in a good and workmanlike manner and in accordance with the approved Tenant’s Plans and relevant laws and codes. Subject to the limitation on the General Contractor’s fee imposed by Paragraph 5, Tenant approves the use of Devcon Construction, the General Contractor for the Base Building, as the General Contractor for the Tenant Improvements.
Tenant shall be entitled to receive copies of all of the general contractor’s progress payment request.
     7. Tenant’s Contractors: Cable TV connections, telephone, data and audio-visual equipment and wiring, office equipment and computer wiring, and furniture and security equipment shall be installed by Tenant’s contractors and shall conform with Landlord’s contractor’s schedule and work of installation and shall be handled in such a manner as to maintain harmonious labor relations and as not to interfere with or delay the work of Landlord’s contractors. To the extent that any such improvements furnished and installed by Tenant’s contractors cause Landlord’s contractor to be dependent upon the work of Tenant’s contractors in order for Landlord’s contractor to complete its work, any resulting delays in Landlord’s contractor’s work shall be “Tenant Delays” (as defined in Paragraph 9 below). Tenant’s contractors, subcontractors and labor shall be subject to approval by Landlord which approval shall not be unreasonably withheld or delayed and shall be subject to the reasonable administrative supervision of Landlord’s general contractor and reasonable rules of the site. Contractors and subcontractors engaged by Tenant shall employ laborers and means to insure, so far as may be possible, the progress of the work without interruption on account of strikes, work stoppage or similar causes for delay. Landlord shall give access and entry to the Leased Premises to Tenant’s contractors as may be reasonably necessary during the course of construction of the Tenant Improvements, and at various points during construction as each floor progresses, subject to the requirements of this Paragraph 7; provided, however, that if such entry is prior to the first day of the Term such entry shall be subject to all of the terms and conditions of this Lease except payment of Rent and Additional Charges and Tenant shall not be allowed to commence business in the Premises.
     8. Substantial Completion/Punch List: “Substantial Completion” shall be defined as when Landlord’s contractor has substantially completed all work to be performed by Landlord in

EXHIBIT “B”
4

accordance with Tenant’s Plans, subject only to (i) the completion or correction of items on a punch list to be prepared jointly by Landlord, Tenant and their respective architects which do not substantially interfere with Tenant’s use or occupancy of the Premises (the “Punchlist”), (ii) a certificate of occupancy, or its equivalent, for the Premises having been obtained, (iii) all utilities having been turned on and available for use, (iv) all Building common areas having been substantially completed, and (v) Tenant having reasonable access to the Premises and use of parking to the extent required by the Lease. The items on the Punchlist shall be completed by Landlord’s contractor promptly using commercially reasonable efforts.
Landlord agrees to include a provision in its construction contract with it’s general contractor requiring retention of one hundred fifty percent (150%) of the estimated amount of the cost to complete the items on the Punchlist until the Punchlist is fully completed.
     9. Tenant Delays: “Tenant Delays” shall be defined as those delays caused in achieving Substantial Completion due to: (a) Tenant’s failure to submit (i) Tenant’s Plans, (ii) approval of the cost estimates, or (iii) sufficient instruction to change Tenant’s Plans as a result of disapproval of a cost estimate on or before the dates or time periods called for; (b) Tenant’s change(s) in plans and specifications after said dates that actually delay construction, but only to the extent that Tenant received prior written notice from the Landlord of the amount of delay associated with the changes before the changes were finally approved and authorized by Tenant; (c) Tenant’s request for Long Lead Time Items; (d) any delays caused by Tenant’s contractors as set forth in Paragraph 7, including, without limitation, strikes, work stoppage or similar delay caused by labor disharmony between Tenant’s contractors and Landlord’s contractor, and delays caused by Landlord’s contractor’s dependence on any work done by Tenant’s contractors; or (e) other delays caused by Tenant in construction; provided, however, no Tenant Delay shall be deemed to have occurred unless and until Landlord has given written notice to Tenant specifying any action or inaction which Landlord is aware of and that may cause a Tenant Delay. If Tenant does not take appropriate measures within one (1) business day after Tenant’s receipt of such notice to prevent such action or inaction from occurring, then a Tenant Delay, as set forth in such notice, shall be deemed to have occurred commencing as of the date Tenant received such notice and continuing for the number of days the Substantial Completion of the Premises was in fact delayed as a direct result of such action or inaction; provided, further, that no such notice shall be required in order for Tenant Delay to be deemed to have occurred if such delay results from Tenant’s failure to perform any obligation within a specific date or time period.
     10. Commencement Date: The Premises shall be deemed completed and possession delivered and Tenant shall accept the Premises upon Substantial Completion. Notwithstanding anything to the contrary in the Lease, effective upon delivery of the Premises to Tenant, Landlord does hereby warrant that, (a) the construction (as opposed to the design which is Tenant’s responsibility) of the Tenant Improvements was performed in accordance with all rules, regulations, codes, statutes, ordinances, and laws of all applicable governmental and quasi-governmental authorities and in a good and workman-like manner, (b) all materials and equipment installed therein was new and otherwise of good quality, (c) the electrical, plumbing, and mechanical systems servicing the Premises are in working order and in good condition, and (d) the Base Building is in good condition and water tight. The foregoing warranties shall automatically expire one year after Substantial Completion. Tenant’s obligation under the Lease to pay Rent and Additional Charges

EXHIBIT “B”
5

shall commence upon the later of (i) the Scheduled Commencement Date, as specified in the Basic Lease Information, or (ii) Substantial Completion. If Landlord shall be delayed in substantial completion as a result of Tenant Delays, then the Commencement Date, and Tenant’s obligation to begin paying Base Rent and Additional Charges, shall be adjusted to reflect what the Commencement Date would have been if there had been no Tenant Delays. Notwithstanding the foregoing, if Tenant Delays occur and, as a result thereof, Landlord reasonably anticipates that Substantial Completion will not occur on or before the Scheduled Commencement Date, then at Landlord’s sole election and in addition to any other remedies that may be available to Landlord under the Lease or at law or in equity, at Landlord’s written request Tenant shall commence payment of Base Rent and Additional Charges on the date one month following the Scheduled Commencement Date. If Landlord makes such election, then the Installment of Base Rent, and any installments of any components of Additional Charges, that are first due after Substantial Completion occurs shall be adjusted to reflect the actual Commencement Date. Landlord’s election, as set forth above, shall not constitute a waiver of any default by Tenant or any other remedy available to Landlord as a result thereof, to the extent the circumstances giving rise to a Tenant Delay constitute a default by Tenant hereunder or under the Lease. Within seven (7) days after written request of Landlord, Tenant agrees to give Landlord a letter confirming the Commencement Date and certifying that Tenant has accepted delivery of the Premises and that the condition of the Premises complies with Landlord’s obligations hereunder.

EXHIBIT “B”
6

EXHIBIT “B-1”

LANDLORD’S PLANS
The plans and specifications related to Two Circle Star Way as drawn or assembled by Kenneth Rodrigues & Partners, Inc. as called out below:

GENERAL
A0.0	COVER SHEET	1/22/98
A0.1	GENERAL INFORMATION SHEET/ TITLE 24 ENERGY COMPLIANCE	1/22/98

CIVIL
C0.2 C1.l	STORM WATER POLLUTION PREVENTION PLAN LAYOUT AND PAVING PLAN	11/14/97
Cl.2	LAYOUT AND PAVING PLAN	12/19/97
C2.1	GRADING PLAN	11/14/97
C2.2	GRADING PLAN	11/14/97
C3.1	UTILITY PLAN	11/14/97
C3.2	UTILITY PLAN	11/14/97
C4.1	DETAILS	11/14/97
C4.2	DETAILS	11/14/97
C4.3	DETAILS	12/19/97

ARCHITECTURAL
A2.1	BUILDING ONE FIRST FLOOR PLAN	2/26/98
A2.2	BUILDING ONE SECOND FLOOR PLAN	1/22/98
A2.3	BUILDING ONE THIRD FLOOR PLAN	1/22/98
A2.4	BUILDING ONE FOURTH FLOOR PLAN	1/22/98
A2.5	ENLARGED CORE PLAN	1/22/98
A2.6	ENLARGED BATHROOM PLANS	1/22/98
A3.1	BUILDING ONE ROOF PLAN	1/22/98
A4.1	BUILDING ONE ELEVATIONS	2/26/98
A4.2	BUILDING ONE ELEVATIONS	1/22/98
A5.1	BUILDING SECTION	1/22/98
A5.2	TYPICAL WALL SECTIONS	1/22/98
A7.1	REFLECTED CEILING PLANS	3/5/97
A7.2	ENLARGED STAIR PLANS AND SECTIONS	1/22/98
A7.3	ENLARGED ELEVATOR PLANS AND SECTIONS	1/22/98
A7.4	DOOR AND HARDWARE SCHEDULE/ ROOM FINISH SCHEDULE	3/11/98
A8.1	EXTERIOR DETAILS	1/22/98
A8.2	DOOR/ WINDOW DETAILS	1/22/98
A8.3	ROOF DETAILS	1/22/98
A9.1	WALL TYPES	1/22/98
A9.2	INTERIOR DETAILS	1/22/98

EXHIBIT “B-1”
1

A9.3	UL ASSEMBLIES	11/14/97

STRUCTURAL
S0.l	GENERAL NOTES	10/6/97
S2.1	BUILDING ONE FOUNDATION/ FIRST FLOOR FRAMING PLAN	10/6/97
S2.2	BUILDING ONE 2ND FLR. FRAMING PLAN	10/6/97
S2.3	BUILDING ONE 3RD FLR. FRAMING PLAN	10/6/97
S2.4	BUILDING ONE 4TH FLR. FRAMING PLAN	10/6/97
S2.5	BUILDING ONE ROOF FRAMING PLAN	10/6/97
S2.5A	BUILDING ONE ROOF SCREEN/ SLAB REINFORCING PLAN	10/6/97
S3.1	TYPICAL CONCRETE DETAILS	7/23/97
S3.2	CONCRETE DETAILS NO. 1	10/6/97
S3.3	CONCRETE DETAILS NO. 2	10/6/97
S3.4	CONCRETE DETAILS NO. 3	10/6/97
S5.1	TYPICAL METAL DECK DETAILS NO. 1	10/6/97
S5.2	TYPICAL METAL DECK DETAILS NO. 2	10/6/97
S5.3	TYPICAL STEEL DETAILS	10/6/97
S5.4	COLUMN SCHEDULE AND DETAILS	10/6/97
S5.5	BRACED FRAME ELEVATIONS AND DETAILS	10/6/97
S5.6	STEEL DETAILS NO. 1	10/6/97
S5.7	STEEL DETAILS NO. 2	10/6/97
S9.1	PRECAST PANEL SUPPORT PLAN	10/6/97
S9.2	PRECAST PANEL SUPPORT PLAN	7/30/97
S9.3	PRECAST PANEL SUPPORT DETAILS	10/6/97

LANDSCAPE
L-l	PHASE ONE NOTES AND LEGEND	2/6/98
L-2	PHASE ONE LAYOUT AND GRADING PLAN	2/6/98
L-3	PHASE ONE PLATING PLAN	2/6/98
L-4	PHASE ONE IRRIGATION	2/6/98
L-5	PHASE ONE DETAILS	7/28/97
L-6	PHASE ONE DETAILS	11/26/97
L-7	PHASE ONE DETAILS	2/6/98

MECHANICAL
AC0.01	TITLE 24, DRAWING SCHEDULE, MANDATORY	3/10/98
	MEASURES, AND GENERAL NOTES	3/10/98
AC0.02	EQUIPMENT SCHEDULE	3/10/98
AC1.01	FIRST FLOOR HVAC PLAN	3/10/98
AC1.02	SECOND FLOOR HVAC PLAN	3/10/98
AC1.03	THIRD FLOOR HVAC PLAN	3/10/98
AC1.04	FOURTH FLOOR HVAC PLAN	3/10/98
AC1.05	ROOF PLAN	3/10/98
AC1.06	ROOF COORDINATION PLAN	3/10/98
AC2.01	PIPING SCHEMATICS AND DETAILS	3/10/98

EXHIBIT “B-1”
2

AC7.01	WIRING AND CONTROLS	3/10/98

ELECTRICAL
CIR-E0	COVER SHEET	7/23/97
CIR-SE1	SITE LIGHTING PLAN	7/23/97
CIR-SE2	SITE LIGHTING PLAN	7/23/97
CIR-E1	FIRST FLOOR LIGHTING PLAN	7/23/97
CIR-E2	SECOND FLOOR LIGHTING PLAN	7/23/97
CIR-E3	THIRD FLOOR LIGHTING PLAN	7/23/97
CIR-E4	FOURTH FLOOR LIGHTING PLAN	7/23/97
CIR-E5	FIRST FLOOR POWER PLAN	7/23/97
CIR-E6	SECOND FLOOR POWER PLAN	7/23/97
CIR-E7	THIRD FLOOR POWER PLAN	7/23/97
CIR-E8	FOURTH FLOOR POWER PLAN	7/23/97
CIR-E9	FIRST FLOOR MECHANICAL PLAN	7/23/97
CIR-E10	SECOND FLOOR MECHANICAL PLAN	7/23/97
CIR-E11	THIRD FLOOR MECHANICAL PLAN	7/23/97
CIR-E12	FOURTH FLOOR MECHANICAL PLAN	7/23/97
CIR-E13	ROOF MECHANICAL PLAN	7/23/97
CIR-E14	SINGLE LINE DIAGRAM	11/24/97
CIR-E15	PANEL SCHEDULES	7/23/97
CIR-E16	PANEL SCHEDULES	7/23/97
CIR-E17	TITLE 24	7/23/97

PLUMBING
P1A	1ST FLOOR BELOW GRADE	12/18/97
P1B	1ST FLOOR ABOVE GRADE	12/18/97
P2	2ND FLOOR	12/18/97
P3	3RD FLOOR	12/18/97
P4	4TH FLOOR	12/18/97
P5	ROOF PLAN	12/18/97

FIRE ALARM SYSTEM
FA-1	FIRST FLOOR BUILDING ONE	12/5/97
FA-2	SECOND FLOOR BUILDING ONE	12/5/97
FA-3	THIRD FLOOR BUILDING ONE	12/5/97
FA-4	FOURTH FLOOR BUILDING ONE	12/5/97
FA-5	ROOF PLAN BUILDING ONE	12/5/97

EXHIBIT “B-1”
3

EXHIBIT “B-2”

MINIMUM INFORMATION REQUIRED
FLOOR PLANS INDICATING:
1.	Location and type of all partitions;

2.	Location and type of all doors. Indicate hardware and provide keying schedule;

3.	Location and type of glass partitions, windows and doors. Indicate framing if not Building Standard;

4.	Location of telephone equipment room;

5.	Indicate critical dimensions necessary for construction;

6.	Location of all Building Standard electrical items (outlets, switches, telephone outlets). Building Standard lighting will be subject to approval by Landlord’s architect and contractor;

7.	Location and type of all non-Building Standard electrical items, including lighting.

8.	Location and type of equipment that will require special electrical requirements. Provide manufacturer’s specifications for use and operation;

9.	Location, weight per square foot, and description of any exceptionally heavy equipment or filing system exceeding 50 lbs. psf live load;

10.	Requirements for special air conditioning or ventilation;

11.	Type and color of floor covering;

12.	Location, type, and color of wall covering;

13.	Locations, type and color of Building Standard and non-Building Standard paint or finishes;

14.	Location and type of plumbing;

15.	Location and type of kitchen equipment.
EXHIBIT “B-2”
1

DETAILS SHOWING:
1.	All millwork with verified dimensions (such dimensions to be verified by Landlord’s contractor in the field) and dimensions of all equipment to be built in;

2.	Corridor entrance;

3.	Bracing or support of special walls, glass partitions, etc., if desired.
EXHIBIT “B-2"
2

EXHIBIT “C”

RULES AND REGULATIONS
     1. Sidewalks, halls, passages, exits, entrances, elevators, escalators and stairways shall not be obstructed by Tenant or used by Tenant for any purpose other than for ingress to and egress from the Premises. The halls, passages, exits, entrances, elevators and stairways are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of Tenant’s business unless such persons are engaged in illegal activities. Tenant, and Tenant’s employees or invitees, shall not go upon the roof of the Building, except as authorized by Landlord.
     2. No sign, placard, picture, name, advertisement or notice visible from the exterior of the Premises shall be inscribed, painted, affixed, installed or otherwise displayed by Tenant either on the Premises or any part of the Building without the prior written consent of Landlord, and Landlord shall have the right to remove any such sign, placard, picture, name, advertisement or notice without notice to and at the expense of Tenant.
          If Landlord shall have given such consent to Tenant at any time, whether before or after the execution of the Lease, such consent shall not in any way operate as a waiver or release of any of the provisions hereof or of the Lease, and shall be deemed to relate only to the particular sign, placard, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to any other such sign, placard, picture, name, advertisement or notice. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.
     3. The bulletin board or directory of the Building will be provided exclusively for the display of the name and location of tenants (including subtenants) only and Landlord reserves the right to exclude any other names therefrom.
     4. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window, door or patio on the Premises without the prior written consent of Landlord. In any event with the prior written consent of Landlord, all such items shall be installed inboard of Landlord’s window coverings and shall not in any way be visible from the exterior of the Building. No articles shall be placed or kept on the window sills so as to be visible from the exterior of the Building. No articles shall be placed against glass partitions or doors which might appear unsightly from outside the Building.
     5. Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and 8:00 a.m. and at all hours on Saturdays, Sundays and holidays all persons who do not possess a building access card provided by Landlord or who are not accompanied by Tenant’s employees. Landlord will furnish access cards to persons for whom Tenant requests the same in writing. Tenant shall be responsible for all persons from who it requests access cards and shall be liable to Landlord for all
EXHIBIT “C”
1

acts of such persons. Landlord shall in no case be liable for damages for error with regard to the admission to or exclusion from the Building of any person.
          During the continuance of any invasion, mob, riot, public excitement or other circumstance rendering such action advisable in Landlord’s opinion, Landlord reserves the right to prevent access to the Building by closing the doors, or otherwise, for the safety of tenants and protection of the Building and property in the Building.
     6. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness of the Premises. Landlord shall not in any way be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitor or any other employee or any other person.
     7. Tenant shall not obtain for use upon the Premises ice, drinking water, food, beverage, towel or other similar services except through facilities approved in writing by Landlord and under regulations fixed by Landlord, or accept barbering or bootblacking services in the Premises except from persons authorized by Landlord. Tenant may have a Lunchroom/Break room in the Premises that has a refrigerator and microwave.
     8. Tenant shall see that the doors of the Premises are closed and securely locked and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Tenant or its employees leave such Premises, and that all utilities shall likewise be carefully shut off, so as to prevent waste or damage. On multiple-tenancy floors, all tenants shall keep the door or doors to the Building corridors closed at all times except for ingress and egress.
     9. As more specifically provided in the Lease, Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building’s heating and air conditioning, and shall refrain from attempting to adjust any controls other than room thermostats installed for Tenant’s use.
     10. Tenant shall not alter any lock or access device or install a new or additional lock or access device or any bolt on any door of the Premises without the prior written consent of Landlord. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock.
     11. Tenant shall not make or have made additional copies of any keys or access devices provided by Landlord. Tenant, upon the termination of the tenancy, shall deliver to Landlord all the keys or access devices for the Building, offices, rooms and toilet rooms which shall have been furnished to Tenant or which Tenant shall have had made. In the event of the loss of any keys or access devices so furnished by Landlord, Tenant shall pay Landlord therefor.
     12. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind

EXHIBIT “C”
2

whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule by Tenant or Tenant’s employees or invitees shall be borne by Tenant.
     13. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities necessary for the operation or maintenance of office or office equipment. Tenant shall not use any method of heating or air conditioning other than supplied by Landlord.
     14. Tenant shall not use, keep or permit to be used or kept in the Premises any foul or noxious gas or substance or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought or kept in or about the Premises or the Building.
     15. No cooking shall be done or permitted by Tenant on the Premises (except that use by the Tenant of Underwriter’s Laboratory approved equipment for the preparation of coffee, tea, hot chocolate and similar beverages for Tenant and its employees shall be permitted, provided that such equipment and use are in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations), nor shall Premises be used for lodging. See Paragraph 7.
     16. Except with the prior written consent of Landlord, Tenant shall not sell, or permit the sale, at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise in or on the Premises, nor shall Tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises be used for the storage of merchandise (other than incidental merchandise that Tenant may have on hand from time to time) or for manufacturing of any kind, or the business of a public barber shop or beauty parlor, nor shall the Premises be used for any improper, immoral or objectionable purpose, or any business or activity other than that specifically provided for in Tenant’s Lease.
     17. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain and comply with Landlord’s reasonable instructions in their installation.
     18. Landlord will direct electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the prior written consent of Landlord. The location of burglar alarms, telephones, call boxes and other office equipment affixed to the Premises shall be subject to the written approval of Landlord, which shall not be unreasonably withheld.
     19. Tenant shall not install any radio or television antenna (not including the satellite antenna referred to in Paragraph 44 of the Lease), loudspeaker or any other device on the exterior walls or the roof of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.
     20. Tenant shall not lay linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved in writing by Landlord.

EXHIBIT “C”
3

The expense of repairing any damage resulting from a violation of this rule by Tenant or Tenant’s contractors, employees or invitees or the removal of any floor covering shall be borne by Tenant.
     21. The freight elevator shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. No furniture, freight, equipment, materials, supplies, packages, merchandise or other property will be received in the Building or carried up or down the elevators except between such hours and in such elevators as shall be designed by Landlord.
          Landlord shall have the right to prescribe the weight, size, and position of all safes, furniture or other heavy equipment brought into the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as determined by Landlord to be necessary to properly distribute the weight thereof. Landlord will not be responsible for loss of or damage to any such safe, equipment or property from any cause, and all damage done to the Building by moving or maintaining any such safe, equipment or other property shall be repaired at the expense of Tenant.
          Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant’s expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord.
     22. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Tenant shall not mark, use double-sided adhesive tape on, or drive nails, screw or drill into, the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, without repairing any resulting damage. Tenant may hang pictures on walls in the Premises. Any damage to the walls caused by molley bolts, or like hanging materials, will be repaired by Tenant.
     23. There shall not be used in any space, or in the public areas of the Building, either by Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by Tenant into or kept in or about the Premises.
     24. Tenant shall store all trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the jurisdiction in which the Premises is located, without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.
     25. Canvassing, soliciting, distribution of handbills or any other written material and peddling in the Building are prohibited, and Tenant shall cooperate to prevent the same. Tenant shall not make room-to-room solicitation of business from other tenants in the Building.

EXHIBIT “C”
4

     26. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and address of the Building.
     27. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord’s judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the rules or regulations of the Building.
     28. Without the prior written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant’s address. Tenant may use Project’s name on its stationery and business cards.
     29. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.
     30. Tenant assumes any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed, unless caused by the gross negligence or willful misconduct of Landlord, its agents, servants, or employees (“Landlord Parties”).
     31. The requirements of Tenant will be attended to only upon application at the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employees will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.
     32. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all tenants of the Building.
     33. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinafter stated and any additional rules and regulations which are adopted. No new Rule or Regulation shall be designed to discriminate solely against Tenant.
     34. Tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by Tenant’s employees, agents, clients, customers, invitees and guests.
     35. Unless otherwise defined, terms used in these Rules and Regulations shall have the same meaning as in the Lease.

EXHIBIT “C”
5

EXHIBIT “D”

FORM OF TENANT ESTOPPEL CERTIFICATE
TO:                                                                                  , or Assignee (“Lender”), and/or whom else it may concern:
THIS IS TO CERTIFY THAT:
1.	The undersigned is the lessee (“Tenant”) under that certain lease dated , 19 , (“Lease”), by and between as lessor (“Landlord”) and as Tenant, covering those certain premises commonly known and designated as (“Premises”).
2.	The Lease has not been modified, changed, altered, assigned, supplemented or amended in any respect (except as indicated below; if none, state “none”). To the best of Tenant’s knowledge, the Lease is not in default and is valid and in full force and effect on the date hereof. The Lease is the only Lease or agreement between the Tenant and the Landlord affecting or relating to the Premises. The Lease represents the entire agreement between the Landlord and the Tenant with respect to the Premises .
3.	The Tenant is not entitled to, and has made no agreement(s) with the Landlord or its agents or employees concerning free rent, partial rent, rebate of rent payments, credit or offset or deduction in rent, or any other type of rental concession, including, without limitation, lease support payments or lease buy-outs (except as indicated below; if none, state “none”). .

4.	The Tenant has accepted and now occupies the Premises, and is and has been open for business since , 19 . The Lease term began , 19 . The termination date of the present term of the Lease, excluding unexercised renewals, is , 19 .

5.	The Tenant has paid rent for the Premises for the period up to and including , 19 . The fixed minimum rent and any additional rent (including the Tenant’s share of tax increases and cost of living increases) payable by the Tenant presently is $ per month. No such rent has been paid more than two (2) months in advance of its due date, except as indicated below (if none, state “none”). The Tenant’s security deposit is $ .

6.	To the best of Tenant’s knowledge, no event has occurred and no condition exists which, with the giving notice or the lapse of time or both, will constitute a default under the Lease. To the

EXHIBIT “D”
1

best of Tenant’s knowledge, the Tenant has no existing defenses or offsets against the enforcement of this Lease by the Landlord, except .

7.	The Tenant has received or will receive payment or credit for tenant improvement work in the total amount of $ (or if other than cash, describe below; if none, state “none”). To the best of Tenant’s knowledge, all conditions under this Lease to be performed to date by the Landlord have been satisfied. All required contributions by the Landlord to the Tenant on account of the Tenant’s tenant improvements have been received by the Tenant, except .
8.	The Lease contains, and the Tenant has, no outstanding options or rights of first refusal to purchase the Premises or any part thereof or all or any part of the real property of which the Premises are a part.
9.	No actions, whether voluntary or otherwise, are pending against the Tenant or any general partner of the Tenant under the bankruptcy laws of the United States or any state thereof.
10.	The Tenant has not sublet the Premises to any sub lessee and has not assigned any of its rights under the Lease, except as indicated below (if none, state “none”). No one except the Tenant and its employees occupies the Premises. .

11.	The address for notices to be sent to the Tenant is as set forth in the Lease.
12.	Except as otherwise provided in the Lease, the Premises have not been used and the Tenant does not plan to use the Premises for any activities which, directly or indirectly, involve the use, generation, treatment, storage, transportation or disposal of any petroleum product or any toxic or hazardous chemical, material, substance, pollutant or waste.
13.	(INCLUDE THIS PARAGRAPH FOR LOAN TRANSACTIONS.) The Tenant acknowledges that all the interest of the Landlord in and to the Lease is being duly assigned to Lender, and that pursuant to the terms thereof, all rent payments under the Lease shall continue to be paid to the Landlord in accordance with the terms of the Lease unless and until the Tenant is notified otherwise in writing by Lender or its successors or assigns.

It is particularly noted that:
(a)	Under the provisions of this assignment, the Lease cannot be terminated (either directly or by the exercise of any option which could lead to termination) or modified in any of its terms, or consent be given to the release of any party having liability thereon, without the prior written consent of Lender or it successors or assigns, and without such consent, no rent may be collected or accepted more than two (2) months in advance.

(b)	The interest of the Landlord in the Lease has been assigned to Lender for the purposes specified in the assignment. Lender, or its successors or assigns, assumes no duty, liability or obligation whatsoever under the Lease or any extension or renewal thereof.

EXHIBIT “D”
2

(c)	Any notices sent to Lender or its affiliates should be sent by registered mail and addressed as follows: .
14.	Tenant agrees to give any Mortgagee and/or Trust Deed Holders (“Mortgagee”), by registered mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagee shall have an additional sixty (60) days within which to cure such default of it such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such sixty (60) days Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued.
15.	This certification is made to induce Lender to make certain fundings, knowing that Lender relies upon the truth of this certification in disbursing said funds.
16.	The undersigned is authorized to execute this Tenant Estoppel Certificate on behalf of the Tenant.
DATED THIS                                                              DAY OF                                                              , 19     .

(Tenant)
By:
Its:
Date:

EXHIBIT “D”
3

The undersigned hereby certifies that the certifications set forth above are true as of the date hereof.

(Owner/Landlord)
By:
Its:
Dates:

EXHIBIT “D”
4

EXHIBIT “E”

ENCUMBRANCES

1.	Ground Lease:	That certain Lease between Mozad, L.P., as Lessor and Circle Star Center Associates, L.P., as Lessee, dated October 15, 1997.

2.	C, C&R’s:	“Declaration of Covenants, Conditions and Restrictions” dated June 24, 1997 by and between Mozad, L.P. and Homestead Village Incorporated.

3.	Other:	“Approved Conditional Use Permit — Office Complex, 1717 Industrial Road, San Carlos, CA 94070,” effective date June 12, 1997.

EXHIBIT “E”
1

FORM OF LETTER OF CREDIT
DATE:
IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER:

BENEFICIARY	APPLICANT

ATTN:

AMOUNT: $

EXPIRATION:
     We hereby establish in your favor our irrevocable standby letter of credit no.                      which is available with [bank] by payment against presentation of the original of this letter of credit and your draft at sight drawn on [bank].
     This letter of credit shall be deemed automatically extended without amendment for periods of one (1) year unless at least 30 (thirty) days prior to the then current expiration date, we notify you by registered mail or overnight courier service at the above address, that we elect not to renew this letter of credit.
     This letter of credit is transferable. Transfer of this letter of credit is subject to our receipt of our standard form of beneficiary’s instructions regarding the transfer accompanied by the original letter of credit and amendments) if any. Costs or expenses of such transfer shall be for the account of the beneficiary.
     We hereby agree with the beneficiary that the draft drawn under and in compliance with the terms of this letter of credit will be duty honored upon presentation, as specified herein.
     This letter of credit is subject to the uniform customs and practice for documentary letter of credit (1993 revision) international chamber of commerce publication no. 500 and engaged us pursuant to the terms therein.
EXHIBIT “F”

Exhibit “G”
Description of Second Building: The Second Building is the same size and a mirror image of the Building and will be located as set forth on Schedule 1 attached hereto and incorporated herein by reference.
Exhibit “G”

SCHEDULE 1 to
EXHIBIT “G”

Liberate Technologies 1000 Bridge Parkway Redwood Shores, CA 94065 * USA
Wednesday, September 08, 1999

John Mozart	Hand Delivered
Circle Star Center Associates, L.P.
M-D Ventures, Inc., General Partner
C/o The Mozart Development Company
1068 East Meadow Circle
Palo Alto, CA 94303
RE: Tenant Election Notice
Dear John,
Pursuant to the Offer Notice of September 1 and paragraph 45 of the lease between Circle Star Center Associates, L.P. & Liberate Technologies (formerly known as Network Computer, Inc.), Liberate Technologies hereby delivers this Tenant Election Notice pursuant to which Liberate Technologies unconditionally elects to exercise its option to lease the space described in the Offer Notice.

Sincerely;
/s/ Mitchell Kertzman
Mitchell Kertzman
President and CEO Liberate Technologies

Oracle Corporation	500 Oracle Parkway Redwood Shares Callifornia 94065	phone fax	650.506.7000 650.506.7200
TERMINATION OF GUARANTY OF LEASE
     This Termination of Guaranty of Lease (“Termination Agreement”) is made as of 9/8, 1999, by and between CIRCLE STAR CENTER ASSOCIATES, L.P., a California limited partnership (“Landlord”), and ORACLE CORPORATION, a Delaware corporation (“Guarantor”).
WITNESSETH:
     WHEREAS, Landlord has entered into that certain Lease Agreement dated April 27, 1999 (the “Lease”) with Liberate Technologies (formerly named Network Computer, Inc.) (“Tenant”) for certain premises in the building located at Two Circle Star Way, San Carlos, California; and
     WHEREAS, in connection with the execution and delivery of the Lease, Guarantor made and entered into a Guaranty of Lease dated April 27, 1999, in favor and for the benefit of Landlord with respect to the Tenant’s obligations under the Lease (the “Guaranty of Lease”); and
     WHEREAS, pursuant to paragraph 23 of the Guaranty of Lease, the Guaranty of Lease is to terminate upon the occurrence of certain events as specified therein (the “Termination Events”); and
     WHEREAS, the Termination Events have occurred and Landlord and Guarantor desire to enter into this Termination Agreement to acknowledge the termination of the Guaranty of Lease;
     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Guarantor hereby acknowledge and agree that, as of the date hereof, the Guaranty of Lease is terminated and shall be of no further force and effect, and Guarantor is hereby released of any further liability or obligation under the Guaranty of Lease. No further notice to or approval of Guarantor shall be required under the Lease, including the provisions of paragraphs 9, 26 and 45 thereof.
     This Termination Agreement shall be binding upon and inure to the benefit of Landlord and Guarantor and their respective successors and assigns. This Termination Agreement shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, Landlord and Guarantor have executed this Termination Agreement as of the day and year first above written.

LANDLORD:	CIRCLE STAR CENTER ASSOCIATES, L.P., a California limited partnership
	By:	M-D VENTURES, INC.,
Its: General Partner
/s/ John Mozart
John Mozart
President

GUARANTOR:	ORACLE CORPORATION; a Delaware corporation
	By	/s/ Bruce M. Lange
Bruce M. Lange
Treasurer

ACKNOWLEDGEMENT OF LANDLORD AND TENANT
     Circle Star Center Associates, L.P., as Landlord, and Liberate Technologies (formerly named Network Computer, Inc.), as Tenant, under the above-described Lease hereby acknowledge the termination of the Guaranty of Lease provided for hereinabove and agree that the consent and approval of, and notice to, Guarantor shall no longer be required with respect to any actions taken, elections made or options exercised by Tenant under the Lease, including, without limitation, Paragraph 9 — Assignment and Subletting and Paragraph 45 — Second Building.

LANDLORD:	CIRCLE STAR CENTER ASSOCIATES, L.P., a California limited partnership
	By:	M-D VENTURES, INC.,
Its: General Partner
	By:	/s/ John Mozart
John Mozart
President

2

TENANT:	LIBERATE TECHNOLOGIES, a Delaware corporation
	By:	/s/ Gordon Yamata
		Its:	Vice President & General Consel
Gordon Yamata

3

Oracle Corporation	500 Oracle Parkway	phone	650.506.7000
	Redwood Shores	fax	650.506.7200
	California 94065
CERTIFICATE OF OFFICER
OF
ORACLE CORPORATION
     I, the undersigned, hereby certify that I am the duly elected, qualified and acting Vice President and Treasurer of Oracle Corporation, a Delaware corporation (“Oracle”), and as such, I do hereby certify to Circle Star Center Associates, L.P., a California limited partnership (“Landlord”), pursuant to Paragraph 23 of that certain Guaranty of Lease, made as of April 27, 1999, by Oracle for the benefit of Landlord in support of the obligations of Liberate Technologies, a Delaware corporation formerly known as Network Computer, Inc. (‘Tenant”), and represent and warrant to Landlord on behalf of Oracle that:
     Based on the information supplied by Tenant to Oracle consisting of effective registration statements filed by Tenant with the Securities and Exchange Commission and a Certificate of Tenant’s Secretary, dated as of August 24, 1999 (attached hereto), on or about August 2, 1999, Tenant completed an initial public offering which resulted in Tenant raising a minimum of $40,000,000 (net available to Tenant after payment of all costs associated with such initial public offering).
     IN WITNESS WHEREOF, I have executed this Certificate on this 8th day of September, 1999

/s/ Bruce M. Lange Bruce M. Lange
Vice President and Treasurer

CONFIRMATION OF ADDITION
OF SECOND BUILDING
     Circle Star Center Associates, L.P. as “Landlord” and Liberate Technologies (previously known as Network Computer, Inc.) as “Tenant” pursuant to that certain Lease Agreement dated April 27,1999 (“Lease”) hereby confirm the following:
     1. On September 8, 1999, Tenant exercised its option to lease the entire Second Building pursuant to Tenant’s “First Right of Offer” set forth in Paragraph 45.
     2. The “Landlord’s Construction Period” pursuant to Paragraph 45(c)(2) shall be 12 weeks.
     3. The “Required Amount” of the letter of credit referred to in Paragraph 32(a) and (45(c)(3)(H) shall be increased to an aggregate of $8,787,609 and is required to be increased to this amount immediately.

“LANDLORD”

Circle Star Center Associates, L.P., a California limited partnership

By:	M-D Ventures, Inc.,
Its:	General Partner

/s/ John Mozart John Mozart, President

“TENANT”

Liberate Technologies, a Delaware corporation

/s/ Illegible
Approved
By:	LIBERATE LEGAL

Its:	BY	/s/ Illegible

Exhibit B
Floor Plan

ORIGINAL

2015
2014
2013
2012
2010
24x48 TABLE
24x48 TABLE
2009
2008
2007
2006
2005
2004
2003
2002
2034
2033
2032
2031
2030
2029
2028
2027
2026
2340
2341
2344
2334
PP
BPI
F.E.C.

* 2 EA. Coffee Bean Grinders

Telecom Closet

* 4 EA Bud RACKS
* 2 EA. Lucent (Definity) SERVERS
* 1 EA lucent ups
* 1 EA. Extended battery CASE
* 1 EA Ape Rack mounted UPS
* 4 EA AVAYA battery case
* 2 EA AVAYA Definity Cabs. AYAYA SN# 01DR0990/803 AYAYA S/N # 01DRO 7901196
* 5 EA Blonder tongue Amp.
* 22 EA Blonder tongue Splitter
* 11 EA Panduit cable Splitters
* 18 EA Antec Rmt 2000 Splitter
* 7 EA Regal RLS10-3B Splitter

side tables (below)

Dale Lofthus
11/30/01

Ricky Carrillo
11/30/01

LIBERATE
FLOOR-TWO-BLG-2
ASBUILD FLOOR PLAN

sheet title

ONE WORK PLACE L. FERRARI

approvals
auditor
oneworkplace representative
client's representative

revsn.	date	description
	11/28/01	UPDATE

scale 1/8" = 1'-0"
date 08/03/01
project no.
designer JW
project mgr
sheet no. of

L:\SanJose\DRAWINGS\Liberate\Building One\12-03-99\FLOOR-2-ASBUILD\111601.dwg, 11/28/01 11:10:55 AM

Exhibit C
Personable Property List

Exhibit D
Sublease Consent

CONSENT TO SUBLEASE
THIS AGREEMENT (“Agreement”) is effective as of the last date of the signature below (“Effective Date”), by and among Circle Star Center Associates, L.P., a California limited partnership (“Landlord”), Liberate Technologies, a Delaware corporation (“Sublessor”), and DemandTec, Inc., a California corporation (“Subtenant”).
Recitals
A. Landlord is the landlord and Network Computer, Inc. (n/k/a Liberate Technologies) is the tenant under a lease dated April 27, 1999, as amended by Confirmation of Addition of Second Building (the “Master Lease”), for a total of 180,815 square feet of space located in certain premises commonly known and designated as Suites 100, 300 and 400 at Two Circle Star Way and all space at One Circle Star Way in San Carlos, California 94070 (“Premises”). Capitalized terms not otherwise defined herein shall have the meanings given them in the Master Lease.
B. Sublessor has requested that Landlord consent to the subletting by Sublessor to Subtenant of a portion of the Premises, consisting of the second floor of One Circle Star Way and generally shown on the floor plan attached hereto as Exhibit B (“Sublet Premises”), pursuant to the Sublease dated December 7, 2001 (the “Sublease”), attached hereto as Exhibit A.
NOW, THEREFORE, in consideration of the foregoing recitals and the covenants contained herein, Landlord hereby consents to the Sublease subject to and upon the following terms and conditions, as to each of which Sublessor and Subtenant expressly agree:
1. Nothing contained in this Agreement shall:
(a) operate as a consent to or approval or ratification by Landlord of any specific provisions of the Sublease or as a representation or warranty by Landlord, or cause Landlord to be estopped or bound in any way by any of the provisions of the Sublease, or
(b) be construed to modify, waive or affect (i) any of the provisions, covenants or conditions in the Master Lease, or (ii) any of Sublessor’s obligations under the Master Lease, or (iii) any rights or remedies of Landlord under the Master Lease or otherwise; or to enlarge or increase Landlord’s obligations or Sublessor’s rights under the Master Lease or otherwise, or
(c) be deemed to make Subtenant a third-party beneficiary of the provisions of the Master Lease, or create or permit any direct right of action by Subtenant against Landlord for breach of the covenant of quiet enjoyment or any other covenant of Landlord under the Master Lease, or
(d) be construed to waive any past, present, or future breach or default on the part of Sublessor under the Master Lease.

2. The Sublease shall be subject and subordinate at all times to the Master Lease and to all of its provisions, covenants and conditions. Except for rent payable under the Master Lease, Subtenant shall perform faithfully and be bound by all of the terms, covenants, conditions, provisions and agreements of the Master Lease (including, without limitation, insurance requirements, as though Subtenant were the “Tenant” under the Master Lease), for the period covered by the Sublease, but only to the extent applicable to the Sublet Premises. In case of any conflict between the provisions of the Master Lease and the provisions of the Sublease as among Landlord, Sublessor and Subtenant, the provisions of the Master Lease shall prevail unaffected by the Sublease. As between Sublessor and Subtenant, the provisions of the Sublease shall control.
3. Neither the Sublease nor this consent thereto shall release or discharge Sublessor from any liability under the Master Lease. Sublessor shall remain liable and responsible for the full performance and observance of all the provisions, covenants and conditions set forth in the Master Lease on the part of Sublessor to be performed and observed. Any breach or violation of any provision of the Master Lease by Subtenant shall be deemed to be, and shall constitute, a default by Sublessor in fulfilling such provision.
4. This consent by Landlord shall not be assignable or transferable and shall not be construed as a consent by Landlord to any further subletting by Sublessor or Subtenant or to any assignment by Sublessor of the Master Lease or assignment by Subtenant of the Sublease, whether or not the Sublease purports to permit the same, and, without limiting the generality of the foregoing, both Sublessor and Subtenant agree that Subtenant has no right whatsoever to assign, mortgage or encumber the Sublease nor to sublet any portion of the Sublet Premises or permit any portion of the Sublet Premises to be used or occupied by any other party or in any other manner to transfer all or any part of Subtenant’s rights with respect to the Sublease or the Sublet Premises, except with the consent of Landlord, which will not be unreasonably withheld. All provisions in the Master Lease restricting or prohibiting transfer of Tenant’s interests shall also apply to restrict or prohibit transfer by Subtenant (but, except only as otherwise expressly provided to the contrary in this Agreement, no provisions in the Master Lease permitting any transfer by Sublessor shall apply to permit any transfer by Subtenant). This consent may not be construed as a consent by Landlord to any modification, amendment, extension or renewal of the Sublease, without Landlord’s prior written consent.
5. Sublessor hereby absolutely and irrevocably assigns to Landlord any and all rights to receive rent and other consideration from any sublease, including the Sublease, during the pendency of any Event of Default under the Master Lease, and agrees that Landlord, as assignee for Sublessor for purposes hereof, or a receiver for Sublessor appointed on Landlord’s application may (but shall not be obligated to) collect such rents and other consideration and apply the same toward Sublessor’s obligations to Landlord under the Master Lease during the pendency of any default under the Master Lease; provided,- however, that Landlord grants to Sublessor at all times prior to occurrence of any default under the Master Lease, the right to collect such rents. Sublessor and Subtenant agree that upon receipt of notice from Landlord directing Subtenant to pay sublease rent directly to Landlord, Subtenant shall pay rent due under the Sublease to Landlord. Landlord shall credit

Sublessor with any rent received by Landlord under such assignment, but the acceptance of any payment on account of rent from Subtenant as the result of any such default shall in no manner whatsoever serve to release Sublessor from any Liability under the Master Lease, except to the extent of the rent so credited.
6. Upon the expiration or any earlier termination of the term of the Master Lease, the voluntary or involuntary tender of the Master Lease by Sublessor to Landlord, or a mutual cancellation of the Master Lease by Landlord and Sublessor, the Sublease and its term shall terminate and Subtenant shall vacate the Premises on or before the effective date of such termination. In the event of the failure of Subtenant to so vacate the Premises, Landlord shall be entitled to enforce against Subtenant all of the rights and remedies available to a landlord against a tenant holding over after the expiration of a term.
7. Both Sublessor and Subtenant shall be and continue to be liable for the payment of (a) all bills rendered by Landlord for charges incurred by Subtenant for services and materials supplied to the Sublet Premises beyond that which is requited by the terms of the Master Lease, and (b) any additional costs incurred by Landlord for maintenance and repair of the Sublet Premises (beyond that which is required by the Master Lease) as the result of Subtenant occupying the Sublet Premises (including, but not limited to, any excess cost to Landlord of services furnished to or for the Sublet Premises).
8. Notwithstanding anything to the contrary contained in the Sublease, Landlord may require that requests for any service to be supplied by Landlord to the Sublet Premises, requests to alter the Sublet Premises, requests to further sublet the Sublet Premises or assign the Sublease, and other requests for Landlord’s consent or approval be made by Sublessor on behalf of Subtenant.
9. Sublessor and Subtenant each covenants and agrees that under no circumstances shall Landlord be liable for any brokerage commission or other charge or expense in connection with the Sublease.
10. Sublessor and Subtenant understand and acknowledge that Landlord’s consent to the Sublease expressed herein is not a consent to any improvement or alteration work to be performed in the Sublet Premises (including without limitation any improvement work contemplated in the Sublease), that Landlord’s consent for such work must be separately sought and that any such work shall be subject to all the provisions of the Master Lease with respect thereto.
11. In the event of any conflict between the provisions of this Agreement and the provisions of the Sublease as between Landlord and Sublessor or between Landlord and Subtenant, the provisions of this Agreement shall prevail.
12. In addition to complying with all provisions of the Master Lease concerning estoppel certificates, Sublessor and Subtenant each also agree to execute and deliver from time to time upon request such other estoppel certificates as Landlord may require with respect to the Sublease.

13. In the event of any arbitration or action or proceeding at law or in equity between or among the parties to this Agreement as a consequence of any controversy, claim or dispute relating to this agreement or the breach thereof or to enforce any of the provisions and/or rights hereunder, the unsuccessful party or parties to such arbitration, action or proceeding shall pay to the successful party or parties all costs and expenses, including reasonable attorneys’ fees incurred therein by such successful party or parties.
14. Each of Subtenant and Sublessor, jointly and severally, shall indemnify, defend and hold Landlord harmless from and against any and all claims arising out of any claim for brokerage commissions or other charges or expenses in connection with the Sublease; and from and against any and all damages, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys’ fees) arising in connection with any such claim or claims, or any action or proceeding brought thereon. If any such action or proceeding be brought against Landlord, the indemnifying party, upon notice from Landlord, shall defend the same at the indemnifying party’s sole expense by counsel reasonably satisfactory to Landlord.
15. This Agreement shall be construed in accordance with the laws of the State of California and, together with the Sublease and the Master Lease, contains the entire agreement of the parties hereto with respect to the subject matter hereof and may not be changed or terminated orally or by course of conduct.
16. This Agreement is hereby incorporated into the Sublease and shall be attached to the Sublease.
17. Master Landlord represents and warrants to Subtenant that (i) the Master Lease is unmodified and in full force and effect, (ii) Master Landlord is not in default under the Master Lease, nor is there any event or circumstance which has occurred or is occurring that with notice or the passage of time or both would result in a default by Master Landlord under the Master Lease, and (iii) to the best of Master Landlord’s knowledge, Sublandlord is not in default under the Master Lease, nor is there any event or circumstance which has occurred or is occurring that with notice or the passage of time or both would result in a default by Sublandlord under the Master Lease.
18. Master Landlord agrees that its waiver and covenants in Paragraph 11 of the Master Lease, entitled “Waiver of Subrogation”, shall apply in favor of Subtenant and its agents, employees, successors, assignees and subtenants.
19. Master Landlord agrees that Subtenant may assign the Sublease or sublet the Subleased Premises or any portion thereof, without Master Landlord’s consent, to any partnership, corporation or other entity which controls, is controlled by, or is under common control with Subtenant or Subtenant’s parent (control being defined for such purposes as ownership of at least 50% of the equity interests in, or the power to direct the management of, the relevant entity), or to any partnership, corporation or other entity resulting from a merger or consolidation with Subtenant or Subtenant’s parent, or to any person, partnership, corporation or other entity which acquires (whether by means of an asset purchase of all or substantially all the assets of Subtenant or by means of a transfer of Subtenant’s capital stock) Subtenant as a going concern (including as part of an initial public offering of Subtenant’s stock or other equity interests or as part of a re-incorporation of Subtenant in another jurisdiction) ( collectively, an “Affiliate”), provided that, in the event of an assignment, the Affiliate assumes in writing all of Subtenant’s obligations under the Sublease (but no such assumption shall relieve Subtenant from liability under this Sublease). Subtenant shall give Master Landlord notice of any assignment or sublet to an Affiliate. In no event shall any public offering of Subtenant’s capital stock or other equity interests, whether as part of an initial public offering or any secondary public offering, or any transfer of Subtenant’s capital stock or other equity interests through the “over the counter” market or any recognized national or international securities exchange, or issuance of stock for purposes of raising financing be deemed an assignment of the Sublease or a sublease of the Subleased Premises so long as any such, event does not result in any change in control of Subtenant.
20. Master Landlord does not consent hereby to Subtenant’s right to sublease any other part of Sublessor’s premises leased under the terms of the Master Lease, including without limitation the First Refusal Space (as defined in Section 11 of the Sublease).

IN WITNESS WHEREOF, the parties hereto have duty executed this Agreement:
LANDLORD:
CIRCLE STAR CENTER ASSOCIATES, L.P.
By: MD Ventures, Inc.
Its: Managing Partner

Signed:	/s/ Illegible
Date:
SUBLESSOR:
Liberate Technologies
By: Mitchell Kertzman
Its: Chief Executive Officer

Approved
Signed:	/s/ Mitchell Kertzman	LIBERATE LEGAL
Date:		By	/s/ Illegible

SUBTENANT:
DemandTec, Inc.
By: MARK CULHANE
Its: EVP & CFO

Signed:	/s/ Mark Culhane
Date:	12/7/01

Exhibit A
Sublease

SUBLEASE
This Sublease (“Sublease”), is entered into by and between liberate Technologies, a Delaware corporation (“Sublandlord”), and DemandTec, Inc., a California corporation (“Subtenant”), as of December 7, 2001.
Recitals
A. Sublandlord leases certain premises (the “Master Lease Premises”) located in that certain building (“Building”) located at One Circle Star Way, San Carlos, California, from Circle Star Center Associates, L.P., a California limited partnership (the “Master Landlord”), pursuant to that certain Lease dated April 27, 1999, as amended by an undated letter agreement entitled “Confirmation of Addition of Second Building,” complete copies of which are attached hereto as Exhibit A (collectively, the “Master Lease”). Capitalized terms used but not defined herein have the same meanings as they have in the Master Lease.
B. Sublandlord desires to sublease a portion of the Master Lease Premises to Subtenant, and Subtenant desires to sublease a portion of the Master Lease Premises from Sublandlord on the terms and provisions hereof.
Now, therefore, in consideration of the mutual covenants and conditions contained herein, Sublandlord and Subtenant covenant and agree as follows:
Agreement
1. Subleased Premises. On and subject to the terms and conditions below and subject to the terms of the Master Lease and Consent To Sublease, Sublandlord hereby leases to Subtenant, and Subtenant hereby leases from Sublandlord, approximately 25,179 square feet of space located and comprising all rentable space on the second floor of the Building, which space is shown on Exhibit B attached hereto (the “Subleased Premises”).
2. Term. This Sublease shall commence on December 10, 2001. The term shall expire on the last day of the thirty-sixth full month after the Commencement Date (the “Expiration Date”), unless sooner terminated pursuant to any provision hereof.
3. Rent & Deposit.
(a) Rent. Subtenant will pay Sublandlord rent as follows:

Months	Rental Schedule	Square Footage	Monthly Rent

0-6	Free	15,000 sq. ft	$0
7-12	$3.10 Fully Serviced	18,000 sq. ft	$55,800
12-18	$3.15 Fully Serviced	20,000 sq. ft	$63,000
19-24	$3.20 Fully Serviced	25,179 sq. ft	$80,572
25-36	$3.30 Fully Serviced	25,179 sq. ft	$83,091

(b) Personal Property. During the entire term of this Sublease, Subtenant shall hare the right to use the furniture, cabling system, telephone system, printers, and various other items of personal property located in the Subleased Space and described on Exhibit C, which will be provided by Sublandlord and agreed to by Subtenant within ten business days of the date of this agreement (collectively, the “Personal Property”) at no additional cost. Subtenant shall keep the Personal Property in good condition and repair and shall return the same to Sublandlord at the end of the Sublease term, subject to ordinary wear and tear. Sublandlord represents and warrants to the best of its knowledge that all Personal Property shall be in good working order and repair as of the Commencement Date.
(c) Sublandlord will provide $40,000 toward the purchase and installation of a PBX and voicemail system for use by Subtenant. Sublandlord will own and retain tide to the PBX and voicemail system.
(d) Security Deposit. Upon execution of this Sublease, Subtenant shall pay to Sublandlord the sum of Three Hundred Fifty Thousand Dollars ($350,000) to secure the performance of Subtenant’s obligations hereunder (the “Security Deposit”). Provided that Subtenant is not in default, the Security Deposit shall be reduced to Two Hundred Fifty Thousand Dollars ($250,000) after the 18th month of the term and to One Hundred Seventy-Five Thousand Dollars ($175,000) after the 24th month of the term. The Security Deposit may be in the form of cash or an irrevocable letter of credit in a form reasonably acceptable to Sublandlord. The Security Deposit is not advance rental, nor a measure of Sublandlord’s damages. Sublandlord shall not be required to keep the Security Deposit separate from its general accounts. Upon the occurrence of any default by Subtenant, if the default shall continue after the expiration of any applicable notice and cure period, Sublandlord may, from time to time and without prejudice to any other remedy available to Sublandlord provided herein or by law, use the Security Deposit to the extent necessary to make good any arrears in Rent or other payments due hereunder, or other damage, injury, expense or liability caused by such default. Subtenant shall pay to Sublandlord, upon demand, the amount so applied to restore the Security Deposit to the amount immediately prior to such application. Any remaining balance shall be returned to Subtenant after Subtenant has surrendered the Subleased Premises in the condition required by this Sublease and all Subtenants’ other obligations under this Sublease have been fulfilled.
4. Acceptance of Subleased Premises. Sublandlord shall deliver the Subleased Premises to Subtenant professionally cleaned, including all carpeting, with any and all damage caused by Sublandlord’s occupancy of or move from the Subleased Premises repaired. Subject to this Section 4, Subtenant has inspected the Subleased Premises and accepts the same in its current condition “AS-IS” and waives the right to make any claim against Sublandlord for any matter directly or indirectly arising out of the condition of the Subleased Premises, appurtenances thereto, and the improvement thereof. Subtenant acknowledges that the taking of possession of the Subleased Premises by Subtenant shall be conclusive evidence that the Subleased Premises are in good and satisfactory condition at the time such possession was so taken. Subtenant has determined to its satisfaction that the Subleased Premises can be used for the purposes for which the same is leased. EXCEPT AS SPECIFICALLY SET FORTH HEREIN, SUBLANDLORD MAKES NO

WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE OR HABITABILITY OF THE SUBLEASED PREMISES. Sublandlord represents and warrants to Subtenant that as of the Commencement Date, (a) the Subleased Premises are in good condition with all building systems, including but not limited to HVAC, electrical and plumbing in good working order and repair, (b) the Subleased Premises are not currently in violation of any laws, codes, ordinances and other governmental requirements then applicable to the Subleased Premises or the building in which the Subleased Premises are located, and (c) there are no material defects in the Subleased Premises or building which would unreasonably interfere with Sublessee’s use and enjoyment of the Subleased Premises.
5. Right of Early Entry. Sublandlord shall use reasonable efforts to give Subtenant access to the Subleased Premises by December 3, 2001 for the purposes of making the Subleased Premises ready for occupancy. Such early entry shall be subject to each and every provision of this Sublease except Subtenant’s obligation to pay Rent.
6. Use. Subtenant may use the Subleased Premises only for uses permitted by the Master Lease. Subtenant shall not use or permit the use of the Subleased Premises in a manner that will create waste or a nuisance, interfere with or disturb other tenants in the Building or violate the provisions of the Master Lease.
7. Incorporation of Sublease. All of the terms and provisions of the Master Lease, except as specifically excluded therefrom in this paragraph, are incorporated into and made a part of this Sublease and the rights and obligations of the parties under the Master Lease are hereby imposed upon the parties hereto with respect to the Subleased Premises, Sublandlord being substituted for the “Landlord” in the Master Lease (except in Sections 1, 7, 9, 10(f), 12, 16, 20, 21, 39(c), and the introductory paragraph of 39, in which references to “Landlord” shall continue to be deemed to refer to the Master Landlord, not Sublandlord) and Subtenant being substituted for the “Tenant” in the Master Lease. It is further understood that where reference is made in the Master Lease to the “Premises,” the same shall mean the Subleased Premises as defined herein; where reference is made to the “Commencement Date,” the same shall mean the Commencement Date as defined herein; and where reference is made to “this Lease,” the same shall mean this Sublease. Notwithstanding the foregoing, Sublandlord shall have no obligation to perform any of Master Landlord’s obligations under the Master Lease but upon request of Subtenant, Sublandlord shall use commercially reasonable efforts to cause Master Landlord to perform such obligations. The following Sections of the Master Lease are not incorporated herein: Basic Lease information, Sections 2, 3(a), 3(b), 3(c), 32, 34, 37, 42, 43, 44, 45, Exhibit B (Work Letter), Exhibit F (Form of Letter of Credit), and Exhibit G (Description of Second Building).
Sublandlord represents and warrants to Subtenant that (i) except as specifically set forth herein, the Master Lease is unmodified and in full force and effect, (ii) to the best of Sublandlord’s knowledge, Sublandlord is not in default under the Master Lease, nor is there any event or circumstance which has occurred or is occurring that with notice or the passage of time or both would result in a default by Sublandlord under the Master Lease, (iii) to the best of Sublandlord’s knowledge, Master Landlord is not in default under the Master Lease, nor is there any event or circumstance which has occurred or is occurring that with notice or the passage of time or both would result in a default by Master Landlord under the Master Lease, (iv) Sublandlord shall not exercise its termination rights, if any, under the Master Lease (except any such rights arising from a condemnation or casualty of the Master Lease Premises) or otherwise agree to an early termination of the Master Lease or surrender of the Subleased Premises unless Master Landlord accepts this Sublease as a direct lease between Master Landlord and Subtenant and (v) Sublandlord shall not amend or otherwise modify the terms of the Master Lease in a manner that would materially and adversely affect; Subtenant’s use and enjoyment of the Subleased Premises as contemplated by this Sublease.
Section 6 of the Master Lease, which is incorporated herein, requires that Sublandlord notify Subtenant whether any Alterations will be required to be removed and the Subleased Premises restored to its condition upon delivery to Subtenant Sublandlord hereby notifies Subtenant that at the expiration or earlier termination of this Sublease, any alterations or additions to the Subleased Premises performed by Subtenant must be removed and the Subleased Premises’ returned to the condition in which they were first delivered to Subtenant (damage by ordinary wear and tear excepted), all at Subtenant’s sole cost and expense.
8. Assignment and Subletting. Subtenant must obtain the consent of Master Landlord and Sublandlord, which will not be unreasonably withheld, and be in compliance with its obligations under this Sublease before it may assign, sublet, transfer, pledge, hypothecate or otherwise encumber the Subleased Premises (each, a “Transfer”), in whole or in part, or permit the use or occupancy of the Subleased Premises by anyone other than Subtenant. Regardless of Sublandlord’s and/or Master Landlord’s consent, no subletting or assignment shall release Subtenant from its obligations hereunder.
In the event of such a Transfer, Subtenant shall deliver to Sublandlord fifty percent (50%) of all sums received from the assignee, sublessee or other transferee in excess of the Rent and other sums due from Subtenant to Sublandlord under this Sublease; provided that Subtenant may first deduct from such excess its “Transfer Costs.” As used herein, “Transfer Costs” shall mean (i) any brokerage commissions paid by Subtenant in connection with the Transfer, (ii) any improvement allowance or other concessions or payments made by Subtenant to the transferee as an inducement to enter into the Transfer, (iii) the costs of any alterations, additions or improvements made by Subtenant to the Subleased Premises to make the same suitable for occupancy by the transferee, and (iv) reasonable attorneys’ fees in connection with the Transfer.
Notwithstanding anything to the contrary in this Section 8, Subtenant may, subject to the terms of the Consent To Sublease, assign this Sublease or sublet the Subleased Premises or any portion thereof, without first obtaining Sublandlord’s consent, to any partnership, corporation or other entity that controls, is controlled by or is under common control with Subtenant or Subtenant’s parent (control being defined for such purposes as ownership of at least 50% of the equity interests in, or the power to direct the management of, the relevant entity), or to any partnership, corporation or other entity resulting from a merger or consolidation with Subtenant or Subtenant’s parent, or to any person, partnership, corporation or other entity that acquires (whether by means of an asset purchase of all or substantially all of the assets of Subtenant or by means of a transfer of Subtenant capital stock) Subtenant as a going concern including as part of an initial public offering of Subtenant’s stock or other equity interests or as part of a re-incorporation of Subtenant in another jurisdiction) (collectively, an “Affiliate”), provided that (i) in the event of such assignment or subletting, the Affiliate assumes in writing all of Subtenant’s obligations under this Sublease pertaining to the portion of the Subleased Premises that is the subject of the assignment or sublease (but no such assumption shall relieve Subtenant from primary liability under this Sublease) and (ii) in the event of such assignment, the financial strength of the Affiliate is equal to or greater than the financial strength of Subtenant at the date of such assignment or subletting.
In no event shall any public offering of Subtenant’s capital stock or other equity interests, whether as part of an initial public offering of any secondary public offering, or any transfer of Subtenant’s capital stock or other equity interests through the “over the counter” market or any recognized national or international securities exchange, or issuances of stock for purposes of raising financing be deemed, a Transfer hereunder.
Notwithstanding anything contained herein or the Master Lease to the contrary, Sublandlord shall have no right to recapture all or any portion of the Subleased Premises in the event of a sublease or assignment by Subtenant. .
9. Parking. Subtenant shall have the right to use, in common with other occupants of the Building and the project of which the Building is a part, 3.3 unassigned parking spaces per thousand square feet of space it is then leasing, which as of the Commencement Date shall be 83 parking spaces.
10. Notices. The addresses specified in the Master Lease for receipt of notices to each of the parties are deleted and replaced with the following:

To Sublandlord:	Two Circle Star Way San Carlos, CA 94070 Attn: General Counsel

To Subtenant:	One Circle Star Way
San Carlos, CA 94070 Attn: CFO
11. Right of First Refusal. Sublandlord hereby grants to Subtenant an ongoing right of first refusal (“First-Refusal Right”) to lease all or any portion of the remaining Master Lease Premises (the “First-Refusal Space”) in the Building, subject to the consent of the Master Landlord. Upon receipt of a third-party offer to lease all or any portion of the First-Refusal Space, which offer Sublandlord desires to accept, Sublandlord shall provide Subtenant with written notice (the “First-Refusal Notice”) of such offer and all terms thereof, including rent, tenant improvement allowances or other concessions, lease term and landlord’s pre-delivery work obligations, if any. Sublandlord shall ensure that the First-Refusal Notice specifically describes the First-Refusal Space that will be available for lease (the “Specific First- Refusal

Space”). If Subtenant wishes to exercise its First-Refusal Right with respect to the Specific First-Refusal Space, Subtenant, within five (5) business days after the delivery of the First-Refusal Notice to Subtenant, shall deliver notice to Sublandlord of Subtenant’s intention to exercise its First-Refusal Right with respect to all the Specific First-Refusal Space. If Subtenant does not exercise its First-Refusal Right within the five-business-day period, the First-Refusal Right shall terminate for the Specific First-Refusal Space, and Sublandlord thereafter shall be free to lease the Specific First-Refusal Space to anyone on the terms set forth in the First Refusal Notice. If Subtenant exercises its First-Refusal Right, Sublandlord and Subtenant shall promptly enter into a written sublease agreement on the same general terms and conditions as this Sublease except that Rent and all other economic terms for the Specific First- Refusal Space shall be as set forth in the First Refusal Notice. The term of this Sublease as it pertains to the Specific First Refusal Space shall be co-terminus with the term of this Sublease as it pertains to the balance of the Subleased Premises.
12. Master Landlord’s Consent. This Sublease is conditioned upon Master Landlord’s written approval hereof as evidenced by Master Landlord’s execution of a consent to sublease substantially in the form attached hereto as Exhibit D (“Master Landlord’s Consent”). If Sublandlord and Subtenant shall not have obtained Master Landlord’s consent to this Sublease by December 7, 2001, then either Subtenant or Sublandlord may terminate this Sublease and all sums paid by Subtenant to Sublandlord hereunder immediately shall be returned to Subtenant.
13. Authority. Sublandlord hereby warrants and represents that it is a corporation, duly authorized and in good standing under the laws of the State of Delaware and has the power to execute and deliver this Sublease. The persons signing on behalf of the Sublandlord hereby represent and warrant that they are the duly authorized representatives of the Sublandlord and have the power and authority to bind the Sublandlord. Subtenant hereby warrants and represents that it is a corporation, duly authorized and in good standing under the laws of the State of California and has the power to execute and deliver this Sublease. The persons signing on behalf of the Subtenant hereby represent and warrant that they are the duly authorized representatives of the Subtenant and have the power and authority to bind the Subtenant.
14. No Animals. Subtenant shall not permit any animals to be brought into the Premises, the Building or the common areas of the project of which the Building is a part, except animals assisting disabled persons.
15. Counterparts. This Sublease may be executed in two (2) or more counterparts, each of which shall be deemed an original but when taken together shall constitute one and the same instrument.

16. Sublandlord’s Obligations.
(a) Sublandlord’s Remaining Obligations. The obligations that Subtenant has agreed to perform hereunder ate hereinafter referred to as the “Subtenants Obligations”, and all other obligations of the “Tenant” under the Master Lease are herein referred to as the “Sublandlord’s Remaining Obligations.” Sublandlord agrees to maintain the Master Lease in force during the entire Term of this Sublease and to pay rent to Master Landlord in accordance with the terms of the Master Lease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublandlord and due to casualty or condemnation. Further, Sublandlord agrees to comply with and perform Sublandlord’s Remaining Obligations and to indemnify, defend with counsel reasonably acceptable to Subtenant and hold Subtenant free and harmless from and against all liability, judgments, costs, damages, claims or demands arising out of (i) any default by Sublandlord under this Sublease; (ii) any default by Sublandlord of Sublandlord’s Remaining Obligations under the Master Lease; (iii) any breach of any representation or warranty made by Sublandlord in this Sublease; or (iv) the negligence or willful misconduct of Sublandlord, its agents, employees, contractors or invitees.
(b) Sublandlord’s Additional Obligations. With respect to any obligation to be performed by Master Landlord under the Master Lease, Sublandlord shall be obligated, upon receipt of notice from Subtenant, to use good faith efforts to obtain Master Landlord’s performance of such obligation. If, after receipt of request from Subtenant, Sublandlord shall fail or refuse to take action to obtain Master Landlord’s performance or to enforce Sublandlord’s rights against Master Landlord with respect to the Subleased Premises (“Action”), Subtenant shall have the right to take such Action in its own name, and for that purpose and only to such extent, all of the rights of Sub landlord as “Tenant” under the Master Lease hereby are conferred upon and assigned to Subtenant, and Subtenant hereby is subrogated to such rights to the extent that the same shall apply to the Subleased Premises. If any such Action against Master Landlord in Subtenant’s name shall be barred by reason of lack of privity, nonassignability or otherwise, Subtenant may take such Action in Sublandlord’s name; provided that Subtenant shall indemnify, protect, defend by counsel reasonably satisfactory to Sublandlord and hold Sublandlord harmless from and against any and all liability, loss claims, demands, suits, penalties or damage (including reasonable attorneys’ and experts fees) which Sublandlord may incur or suffer by reason of such Action except to the extent any such liability, loss, claims, demands, suits, penalties or damage arises out of Sublandlord’s negligence or willful misconduct.
(c) Notices. Sublandlord promptly shall deliver to Subtenant copies of all notices, demands and requests that Sublandlord may receive from Master Landlord under the Master Lease affecting the Subleased Premises.
17. Indemnification.
(a) Subtenant’s Indemnification. In addition to the indemnification set forth in Section 10(c) of the Master Lease, Subtenant shall indemnify, protect, defend with counsel reasonably acceptable to Sublandlord and hold harmless Sublandlord from and against any and all claims, liabilities, judgments, causes of action, damages, costs and expenses (including reasonable attorneys’ and experts’ fees), caused by or arising in connection with: (i) a breach of Subtenant’s obligations under this Sublease; (ii) a breach of Subtenant’s obligations under the Master Lease to the extent incorporated into this Sublease.
(b) Sublandlord’s Indemnification. In addition to the indemnification set forth in Section 10(a) of the Master Lease, Sublandlord shall indemnify, protect, defend with counsel reasonably acceptable to Subtenant and hold Subtenant harmless from and against any and all claims, liabilities, judgments, causes of action, damages, costs, and expenses (including reasonable attorneys’ and experts’ fees) caused by or arising in connection with: (i) a breach of Sublandlord’s obligations under this Sublease; or (ii) a breach of Sublandlord’s Remaining Obligations under the Master Lease; or (iii) a termination of the Master Lease or this Sublease arising out of or in any way connected with Sublandlord’s default and/or any resulting termination of this Sublease.
The foregoing indemnifications, together with the indemnifications set forth in Section 10 of the Master Lease, shall survive the expiration or earlier termination of this Sublease.
18. No Voluntary Termination. Sublandlord shall not voluntarily terminate the Master Lease during the Term unless and until Master Landlord has agreed in writing to continue this Sublease in full force and effect as a direct lease between Master Landlord and Subtenant upon and subject to all of the terms, covenants and conditions of this Sublease for the balance of the Term hereof. If Master Landlord so consents, Subtenant shall attorn to Master Landlord in connection with any such voluntary termination and shall execute an attornment agreement in such form as may reasonably be requested by Master Landlord; provided, however, that the attornment agreement does not materially adversely affect the use by Subtenant of the Subleased Premises in accordance with the terms of this Sublease, materially increase Subtenant’s obligations under this Sublease or materially decrease Subtenant’s rights under this Sublease. The prohibition against voluntary termination set forth in this Paragraph shall apply to the “Tenant’s” termination rights as set forth in Section 2 of the Master Lease.
19. Signage. At Subtenant’s cost, Subtenant shall have their pro-rata share of monument signage in addition to lobby directory and floor signage.
20. Amendment or Modification. Sublandlord and Master Landlord shall not amend or modify the Master Lease in any way so as to materially or adversely affect Subtenant or its interest hereunder, materially increase Subtenant’s obligations hereunder or materially restrict Subtenant’s rights hereunder, without the prior written consent of Subtenant, which may be withheld in Subtenant’s sole but reasonable discretion.
21. Surrender. Notwithstanding anything to the contrary contained in this Sublease or the Master Lease, Subtenant’s obligation to surrender the Subleased Premises shall be fulfilled if Subtenant surrenders possession of the Subleased Premises in the condition existing at the Commencement Date, excepting ordinary wear and tear, acts of God, casualties, condemnation, alterations or improvements which Master Landlord and Sublandlord state in writing may be surrendered at the termination of this Sublease and any additions, alterations or improvements made to the Subleased Premises by Sublandlord or Master Landlord prior to the Commencement Date.
22. Sublandlord’s Representations and Warranties. As an inducement to Subtenant to enter this Sublease, to the best of Sublandlord’s knowledge, Sublandlord represents and warrants with respect to the Subleased Premises that:
(a) The Master Lease is in full force and effect, the copy attached hereto is a true and correct copy thereof, and there exists under the Master Lease no default or event of default, nor has there occurred any event which, with the giving of notice or passage of time or both, could constitute such a default or event of default.
(b) There are no pending or threatened actions, suits or proceedings before any court or administrative agency against Sublandlord or against Master Landlord or third parties which could, in the aggregate, adversely affect the Subleased Premises or any part thereof or the ability of Master Landlord to perform its obligations under the Master Lease or of Sublandlord to perform its obligations under this Sublease, and Sublandlord is not aware of any facts which might result in any such actions, suits or proceedings.
(c) Sublandlord has not received any notice from any insurance company of any defects or inadequacies in the Subleased Premises or any part thereof which could adversely affect the insurability of the Subleased Premises or the premiums for the insurance thereof.
23. Quiet Enjoyment; Right to Cure. Subtenant shall peacefully have, hold and enjoy the Subleased Premises, subject to the terms and conditions of this Sublease, provided that Subtenant pays all Rent and performs all of Subtenant’s covenants and agreements contained herein. If Sublandlord defaults in the performance or observance of any of Sublandlord’s Remaining Obligations or fails to perform Sublandlord’s stated obligations under this Sublease to enforce, for Subtenant’s benefit, Master Landlord’s obligations under the Master Lease, then Subtenant shall give Sublandlord notice specifying in what manner Sublandlord has defaulted, and if such default shall not be cured by Sublandlord within thirty (30) days thereafter (except that if such default cannot be cured within said 30-day period, this period shall be extended for an additional reasonable time, provided that Sublandlord commences to cure such default within such 30-day period and proceeds diligently thereafter to effect such cure as quickly as possible except where there is imminent danger of injury to person or property (“Imminent Injury”, Sublandlord shall cure such default promptly), then in addition, Subtenant shall be entitled, at Subtenant’s, option, to cure such default and promptly collect from Sublandlord Subtenant’s reasonable expenses in so doing. Subtenant shall not be required, however, to wait the entire cure period described herein if earlier action is required to comply with the Master Lease or with any applicable governmental law, regulation or order, or in the case of Imminent Injury if Sublandlord does not promptly cure such default.
24. Authorization to Direct Sublease Payments. Sublandlord hereby acknowledges that Sublandlord’ s failure to pay the Rent and other sums owing by Sublandlord to Master Landlord under the Master Lease will cause Subtenant to incur damages, costs and expenses not contemplated by this Sublease, especially in those cases where Subtenant has paid sums to Sublandlord hereunder which correspond in whole or in part to the amounts owing by Sublandlord to Master Landlord under the Master Lease. Accordingly, Subtenant shall have the right to pay all Rent and other sums owing by Subtenant to Sublandlord hereunder for those items which also are owed by Sublandlord to Master Landlord under the Master Lease directly to Master Landlord. If Subtenant reasonably believes that Sublandlord has failed to make any payment required to be made by Sublandlord to Master Landlord under the Master Lease and Sublandlord fails to provide adequate proof of payment within ten (10) business days after Subtenant’s written demand requesting such proof. If Subtenant makes such payments, Subtenant shall not prepay any amounts owing by Subtenant without the consent of Sublandlord, and shall provide to Sublandlord concurrently with any payment to Master Landlord reasonable evidence of such payment. If Sublandlord notifies Subtenant that it disputes any amount demanded by Master Landlord, Subtenant shall not make any such payment to Master Landlord unless Master Landlord has provided a three-day notice to pay such amount or forfeit the Master Lease.
Any sums paid directly by Subtenant to Master Landlord in accordance with this Paragraph shall be credited toward the amounts payable by Subtenant to Sublandlord under this Sublease. In the event Subtenant tenders payment directly to Master Landlord in accordance with this Paragraph and Master Landlord refuses to accept such payment, Subtenant shall have the right to deposit such funds in an account with a national bank for the benefit of Master Landlord and Sublandlord, and the deposit of said funds in such account shall discharge Subtenant’s obligation under this Sublease to make the payment in question.
25. Insurance Deductibles. Notwithstanding anything contained herein or the Master Lease to the contrary, Subtenant shall not be responsible for the payment of any insurance deductibles under the Master Lease unless the loss is due to Subtenant’s gross negligence or willful misconduct.
26. Structural Repairs. Notwithstanding anything contained herein of the Master Lease to the contrary, Subtenant shall have no requirement to make structural repairs or maintenance unless necessitated by Subtenant’s gross negligence or willful misconduct.
27. Damage and Destruction. Notwithstanding anything contained herein of the Master Lease to the contrary, if the repairs referenced in Section 20 of the Master Lease will take longer than six(6) months to complete, Subtenant may terminate this Sublease.
27. Condemnation. Notwithstanding anything contained herein of the Master Lease to the contrary, for any temporary taking for longer than six (6) months, Subtenant may terminate this Sublease.

IN WITNESS WHEREOF, the parties have executed this Sublease as of the date first written above.

SUBLANDLORD:

Liberate Technologies

By:	Mitchell Kertzman	Approved
Its:	Chief Executive Officer	LIBERATE LEGAL

/s/ Mitchell Kertzman		BY	/s/ Illegible

SUBTENANT:

Demand Tec, Inc.

By:	Mark Culhane
Its:	EVP & CFO

Exhibit B
Floor Plan